As filed with the Securities and Exchange Commission on April 15, 2020
File No. 333-45431/811-08629

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 129	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 130	☒

HARTFORD SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

690 Lee Road, Wayne, PA 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 386-4068

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, PA 19087
(Name and Address of Agent for Service)

Copy to:
John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (Date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hartford HLS Funds
Prospectus
May 1, 2020
	Class IA	Class IB	Class IC
Hartford Balanced HLS Fund	HADAX	HAIBX	—
Hartford Capital Appreciation HLS Fund	HIACX	HIBCX	HCPCX
Hartford Disciplined Equity HLS Fund	HIAGX	HBGIX	—
Hartford Dividend and Growth HLS Fund	HIADX	HDGBX	—
Hartford Global Growth HLS Fund	HIALX	HBGLX	—
Hartford Growth Opportunities HLS Fund	HAGOX	HBGOX	HCGOX
Hartford Healthcare HLS Fund	HIAHX	HBGHX	—
Hartford High Yield HLS Fund	HIAYX	HBHYX	—
Hartford International Opportunities HLS Fund	HIAOX	HBIOX	—
Hartford MidCap HLS Fund	HIMCX	HBMCX	—
Hartford MidCap Growth HLS Fund	HMCSX	HMCVX	—
Hartford MidCap Value HLS Fund	HMVIX	HBMVX	—
Hartford Small Cap Growth HLS Fund	HISCX	HBSGX	—
Hartford Small Company HLS Fund	HIASX	HDMBX	—
Hartford Stock HLS Fund	HSTAX	HIBSX	—
Hartford Total Return Bond HLS Fund	HIABX	HBNBX	—
Hartford Ultrashort Bond HLS Fund	HUBAX	HUBBX	—
Hartford U.S. Government Securities HLS Fund	HAUSX	HBUSX	—
Hartford Value HLS Fund	HIAVX	HBVLX	—
Each Fund is closed to certain investors as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable insurance contract, retirement plan or pension plan or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or your insurance company. Your election to receive reports in paper will apply to all Hartford Funds available under your contract or plan and may apply to all funds held with your financial intermediary. If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Hartford Balanced HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.62%	0.62%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.66%	0.91%
Fee waiver and/or expense reimbursement(1)	0.03%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	0.63%	0.88%
(1)
Hartford Funds Management Company, LLC has contractually agreed to waive a portion of its management fee equal to 0.03% as an annual percentage rate of the Fund's average daily net assets. This waiver will remain in effect until April 30, 2021 unless the Board of Directors of Hartford Series Fund, Inc. approves its earlier termination.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the example reflects the management fee waiver for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$64	$208	$365	$820
IB	$90	$287	$501	$1,117
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks its investment objective by allocating its assets among equity securities, debt securities, and money market instruments. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, targets an allocation between 50% and 70% of the Fund’s net assets in equity securities and 30% to 50% of Fund’s net assets in debt securities and cash instruments. The Fund will not normally hold more than 10% in cash or cash equivalents. The Fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. Wellington Management evaluates securities using fundamental analysis. The debt securities (other than money market instruments) in which the Fund invests include securities issued or guaranteed by the United States government, its agencies, or its instrumentalities, and other debt securities rated investment grade, including corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and municipal bonds, or if unrated, securities deemed by Wellington Management to be of comparable quality. The Fund is not restricted to any specific maturity or duration term. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.

Mortgage-Related and Asset-Backed Securities Risk −Mortgage-related and asset-backed securities represent interests in “pools” of assets. These securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). The value of these securities will be influenced by factors affecting the assets underlying such securities. If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. During periods of difficult or frozen credit markets, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included

•
Reflect fee waivers, if any. Absent any applicable waivers, performance would have been lower.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 9.39% (1st quarter, 2019)  Lowest -9.91% (3rd quarter, 2011)

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of the Fund's blended benchmark and three broad-based market indices.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	22.80%	7.40%	9.30%
Class IB	22.47%	7.13%	9.02%
60% S&P 500 Index/ 35% Bloomberg Barclays Government/Credit Bond Index/ 5% ICE BofAML US 3-Month Treasury Bill Index*	22.20%	8.34%	9.68%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	9.71%	3.23%	3.96%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.28%	1.07%	0.58%
*
The blended benchmark is calculated by Hartford Funds Management Company, LLC.

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Adam H. Illfelder, CFA	Managing Director and Equity Portfolio Manager	2012
Michael E. Stack, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Loren L. Moran, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2014
Matthew C. Hand, CFA	Managing Director and Equity Research Analyst	2012
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Capital Appreciation HLS Fund Summary Section
Investment Objective. The Fund seeks growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB	IC
Management fees	0.64%	0.64%	0.64%
Distribution and/or service (12b-1) fees	None	0.25%	0.25%
Total other expenses	0.03%	0.03%	0.28%
Administrative services fee	None	None	0.25%
Other expenses	0.03%	0.03%	0.03%
Total annual fund operating expenses	0.67%	0.92%	1.17%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$68	$214	$373	$835
IB	$94	$293	$509	$1,131
IC	$119	$372	$644	$1,420
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategy. The Fund normally invests at least 65% of its net assets in common stocks of small, medium and large companies. The Fund may also invest up to 25% of its net assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund seeks its investment objective by employing a multiple portfolio manager structure, which means the Fund has several components that are managed separately using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, does not allocate a set percentage to any of these sleeves but instead seeks a flexible and diversified Fund profile. Together the investment strategies represent a wide range of investment philosophies, companies, industries and market capitalizations. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market. The Fund may trade securities actively.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk −Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Active Trading Risk −Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for the Fund's other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 16.07% (1st quarter, 2012)  Lowest -20.59% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	31.28%	9.72%	11.23%
Class IB	30.96%	9.45%	10.95%
Class IC	30.63%	9.17%	10.68%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below:
Portfolio Manager	Title	Involved with Fund Since
Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy	2013
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2016
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Disciplined Equity HLS Fund Summary Section
Investment Objective. The Fund seeks growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees(1)	0.68%	0.68%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.73%	0.98%
(1)
“Management fees” have been restated to reflect current fees.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$75	$233	$406	$906
IB	$100	$312	$542	$1,201
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The fundamental research emphasizes the sustainability of a business's competitive advantages, revenue and margin drivers, and cash generation capacity. This research is aided by a proprietary screening tool that helps to identify companies with these characteristics. The Fund’s portfolio seeks to be broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 14.13% (1st quarter, 2012)  Lowest -14.40% (3rd quarter, 2011)

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	34.12%	12.61%	14.51%
Class IB	33.76%	12.33%	14.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	1998
David A. Siegle, CFA	Managing Director and Equity Research Analyst	2008
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	2011
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Dividend and Growth HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.65%	0.65%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.68%	0.93%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$69	$218	$379	$847
IB	$95	$296	$515	$1,143
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). The Fund’s portfolio seeks to be broadly diversified by company and industry. Under normal market and economic conditions, at least 80% of the Fund’s net assets are invested in dividend paying equity securities. The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.
Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. As a key component of its fundamental analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. Wellington Management also evaluates a company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value, including certain environmental, social and/or governance (ESG) factors.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Dividend Risk −Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The sub-adviser’s integration of ESG factors into its investment process may not work as intended. ESG factors are not the only factors considered and as a result, certain companies in which the Fund invests may not be considered an ESG company or have a high ESG rating.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 12.39% (4th quarter, 2011)  Lowest -14.67% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	28.60%	10.35%	12.26%
Class IB	28.30%	10.08%	11.98%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	26.54%	8.29%	11.80%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Edward P. Bousa, CFA*	Senior Managing Director and Equity Portfolio Manager	2000
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Nataliya Kofman	Managing Director and Equity Portfolio Manager	2006
*
Edward P. Bousa, CFA announced his plan to withdraw from the partnership of Wellington Management's parent company, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund. Mr. Bousa’s portfolio management responsibilities will transition to Mr. Baker in the months leading up to his departure.

PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Global Growth HLS Fund Summary Section
Investment Objective. The Fund seeks growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.80%	1.05%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$82	$255	$444	$990
IB	$107	$334	$579	$1,283
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategy. The Fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Under normal market and economic conditions, the Fund invests at least 65% of its net assets in common stocks of growth companies located worldwide, including the United States. The Fund has no limit on the amount of assets that may be invested in each country. The Fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $1 billion. Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The Fund may invest up to 25% of its net assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities as described above. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to select securities for the Fund. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market. The Fund employs a multiple portfolio manager structure whereby the portfolio is divided into segments, each under a separate portfolio manager or team with its own approach.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Growth Investing Style Risk −If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.

Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 20.15% (1st quarter, 2012)   Lowest -20.85% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	32.61%	13.28%	12.67%
Class IB	32.29%	12.98%	12.38%
MSCI World Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	33.68%	11.09%	11.08%

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
John A. Boselli, CFA	Senior Managing Director and Equity Portfolio Manager	2012
Matthew D. Hudson, CFA	Senior Managing Director and Equity Portfolio Manager	2005
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Growth Opportunities HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB	IC
Management fees	0.61%	0.61%	0.61%
Distribution and/or service (12b-1) fees	None	0.25%	0.25%
Total other expenses	0.04%	0.04%	0.29%
Administrative services fee	None	None	0.25%
Other expenses	0.04%	0.04%	0.04%
Total annual fund operating expenses	0.65%	0.90%	1.15%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$66	$208	$362	$810
IB	$92	$287	$498	$1,108
IC	$117	$365	$633	$1,398
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes exhibit long-term growth potential. The Fund may invest in securities of companies of any market capitalization, but tends to focus on mid to large capitalization stocks. The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities. The Fund may trade securities actively. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Growth Investing Style Risk −If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk −Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for the Fund's other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 21.46% (1st quarter, 2012)   Lowest -18.68% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	30.68%	13.76%	14.91%
Class IB	30.35%	13.48%	14.62%
Class IC	30.04%	13.20%	14.34%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	35.85%	14.23%	15.05%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	36.39%	14.63%	15.22%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Stephen Mortimer	Senior Managing Director and Equity Portfolio Manager	2003
Mario E. Abularach, CFA	Senior Managing Director and Equity Research Analyst	2001
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.

TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Healthcare HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses(1)	0.92%	1.17%
(1)
"Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$94	$293	$509	$1,131
IB	$119	$372	$644	$1,420
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Wellington Management's investment process focuses on stock selection through fundamental analysis. The Fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector. The Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services. The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country. The Fund may invest in securities of companies of any market capitalization.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Healthcare Concentration Risk −The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. The Fund’s focus on healthcare-related securities increases the Fund’s exposure to the risks associated with the healthcare-related sector, including changes in laws or regulations, lawsuits and regulatory proceedings, patent considerations, intense competition and rapid technological change and the potential for obsolescence. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk −Investments in mid- and small-capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 19.36% (4th quarter, 2019)  Lowest -15.60% (4th quarter, 2018)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based sector index and a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	33.95%	10.58%	16.19%
Class IB	33.68%	10.31%	15.90%
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes)	20.87%	10.69%	15.17%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the Fund based upon their specific areas of expertise within the health care sector.
Portfolio Manager	Title	Involved with Fund Since
Jean M. Hynes, CFA	Senior Managing Director and Global Industry Analyst	2000
Ann C. Gallo	Senior Managing Director and Global Industry Analyst	2000
Robert L. Deresiewicz	Senior Managing Director and Global Industry Analyst	2000

PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford High Yield HLS Fund Summary Section
Investment Objective. The Fund seeks to provide high current income, and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses(1)	0.78%	1.03%
(1)
"Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$80	$249	$433	$966
IB	$105	$328	$569	$1,259
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategy. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (also referred to as “junk bonds”). In seeking to achieve the Fund’s investment objective, the sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return. The Fund may invest up to 30% of its net assets in securities of foreign issuers, including from emerging markets, and up to 10% of its net assets in non-dollar securities. The Fund may invest in bonds of any maturity or duration. The Fund may make use of derivatives investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk, to replicate securities the Fund could buy that are not currently available in the market, to manage liquidity, or for other investment purposes. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
As part of the portfolio construction process, Wellington Management combines its top-down strategy with its bottom-up fundamental research. As part of this process, Wellington Management focuses on risk management, including considering certain environmental, social and/or governance (ESG) factors; analysis of the business cycle; and sector and quality positioning.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Event Risk −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Restricted Securities Risk −Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Volatility Risk −The Fund's investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The sub-adviser’s integration of ESG factors into its investment process may not work as intended. ESG factors are not the only factors considered and as a result, certain companies in which the Fund invests may not be considered an ESG company or have a high ESG rating.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when it had a different sub-adviser prior to March 5, 2012

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 7.52% (1st quarter, 2019)  Lowest -6.20% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. For more information regarding returns, see "Performance Notes" in the Fund's statutory prospectus.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	15.06%	5.50%	7.09%
Class IB	14.73%	5.23%	6.82%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	14.32%	6.13%	7.57%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Christopher A. Jones, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.

TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford International Opportunities HLS Fund Summary Section
Investment Objective. The Fund seeks long-term growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.74%	0.99%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$76	$237	$411	$918
IB	$101	$315	$547	$1,213
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategy. The Fund normally invests at least 65% of its net assets in equity securities, including non-dollar securities, of foreign issuers. The Fund diversifies its investments among a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. The securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The Fund may invest in companies domiciled in emerging markets as a percentage of its net assets up to the greater of: (a) 25% or (b) the weight of emerging markets in the MSCI ACWI ex USA Index plus 10%. The Fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies. The Fund may trade securities actively.
The sub-adviser, Wellington Management Company LLP (“Wellington Management”), seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mispriced by the market due to short-term issues. Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. As part of its fundamental analysis, Wellington Management evaluates a company's business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value, including certain environmental, social and/or governance (ESG) factors. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. The sub-adviser’s integration of ESG factors into its investment process may not work as intended. ESG factors are not the only factors considered and as a result, certain companies in which the Fund invests may not be considered an ESG company or have a high ESG rating.
Active Trading Risk −Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Regional/Country Focus Risk −To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 19.80% (3rd quarter, 2010)  Lowest -20.81% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	26.43%	5.83%	6.26%
Class IB	26.14%	5.57%	6.00%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	21.51%	5.51%	4.97%

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Nicolas M. Choumenkovitch	Senior Managing Director and Equity Portfolio Manager	2000
Tara C. Stilwell, CFA	Senior Managing Director and Equity Portfolio Manager	2008
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford MidCap HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.67%	0.67%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.70%	0.95%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$72	$224	$390	$871
IB	$97	$303	$525	$1,166
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in stocks selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”), on the basis of potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. Wellington Management favors companies that it believes are high-quality. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2019, this range was approximately $824 million to $78.72 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.

Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 20.20% (1st quarter, 2019)   Lowest -22.98% (3rd quarter, 2011)

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	32.87%	11.73%	13.92%
Class IB	32.49%	11.45%	13.63%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	26.20%	9.03%	12.72%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Philip W. Ruedi, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Mark A. Whitaker, CFA	Senior Managing Director and Equity Portfolio Manager	2004
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford MidCap Growth HLS Fund Summary Section
Investment Objective. The Fund seeks long-term growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.92%	1.17%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$94	$293	$509	$1,131
IB	$119	$372	$644	$1,420
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategy.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to identify securities that it believes have superior growth potential. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines mid-capitalization companies as companies with a market capitalization within the collective range of the Russell Midcap Index and the S&P MidCap 400 Index. As of December 31, 2019, this range was approximately $824 million to $78.72 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.

Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Growth Investing Style Risk −If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when it had a different sub-adviser prior to June 4, 2012

•
Include the Fund’s performance when it pursued different strategies prior to November 1, 2018

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 19.53% (1st quarter, 2019)  Lowest -19.41% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. For more information regarding returns, see "Performance Notes" in the Fund's statutory prospectus.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	39.79%	9.81%	12.78%
Class IB	39.56%	9.55%	12.51%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	35.47%	11.60%	14.24%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Timothy N. Manning	Senior Managing Director and Equity Portfolio Manager	2018
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.

TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford MidCap Value HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.86%	1.11%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$88	$274	$477	$1,061
IB	$113	$353	$612	$1,352
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes are undervalued in the marketplace. The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2019, this range was approximately $824 million to $78.72 billion. The market capitalization range of these indices changes over time. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.

Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included

•
Reflect fee waivers, if any. Absent any applicable waivers, performance would have been lower.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 17.64% (1st quarter, 2012)  Lowest -21.97% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	31.20%	7.23%	11.40%
Class IB	30.88%	6.97%	11.12%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	27.06%	7.62%	12.41%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Gregory J. Garabedian	Senior Managing Director and Equity Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Small Cap Growth HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.61%	0.61%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses(1)	0.66%	0.91%
(1)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$67	$211	$368	$822
IB	$93	$290	$504	$1,120
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. Wellington Management uses fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2019, this range was approximately $13 million to $8.34 billion. The market capitalization range of these indices changes over time.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Small Cap Securities Risk −Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Growth Investing Style Risk −If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Volatility Risk −The Fund's investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when a portion of the Fund’s portfolio was managed by a previous sub-adviser prior to July 21, 2010

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 20.81% (1st quarter, 2019)  Lowest -22.30% (4th quarter, 2018)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. For more information regarding returns, see "Performance Notes" in the Fund's statutory prospectus.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	35.81%	9.98%	14.90%
Class IB	35.45%	9.70%	14.61%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	28.48%	9.34%	13.01%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	2009
David A. Siegle, CFA	Managing Director and Equity Research Analyst	2009
Douglas W. McLane, CFA	Senior Managing Director and Equity Portfolio Manager	2011
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to new investors, subject to certain exceptions. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.

TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Small Company HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.74%	0.74%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.79%	1.04%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$81	$252	$439	$978
IB	$106	$331	$574	$1,271
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2019, this range was approximately $13 million to $8.34 billion. The market capitalization range of these indices changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.

Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Small Cap Securities Risk −Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Growth Investing Style Risk −If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Volatility Risk −The Fund's investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk −Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when a portion of the Fund’s portfolio was managed by a previous sub-adviser prior to July 21, 2010

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 22.52% (1st quarter, 2019)  Lowest -21.90% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. For more information regarding returns, see "Performance Notes" in the Fund's statutory prospectus.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	37.00%	9.20%	12.78%
Class IB	36.77%	8.94%	12.51%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	28.48%	9.34%	13.01%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Steven C. Angeli, CFA	Senior Managing Director and Equity Portfolio Manager	1999
John V. Schneider, CFA	Managing Director and Equity Research Analyst	2016
Ranjit Ramachandran	Managing Director and Equity Research Analyst	2014
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to new investors, subject to certain exceptions. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.

TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Stock HLS Fund Summary Section
Investment Objective. The Fund seeks long-term growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.48%	0.48%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.51%	0.76%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$52	$164	$285	$640
IB	$78	$243	$422	$942
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategy. The Fund normally invests at least 80% of its assets in equity securities. The Fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Index as selected by the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”). The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities. Wellington Management employs a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Wellington Management's investment process focuses on companies that it believes are high quality and are expected to grow their dividends.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.

Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Dividend Risk −Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 14.10% (1st quarter, 2019)  Lowest -16.18% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	31.22%	11.63%	12.73%
Class IB	30.89%	11.35%	12.45%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	31.43%	11.48%	13.54%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Donald J. Kilbride	Senior Managing Director and Equity Portfolio Manager	2012
Peter Fisher	Senior Managing Director and Equity Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Total Return Bond HLS Fund Summary Section
Investment Objective. The Fund seeks a competitive total return, with income as a secondary objective.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.47%	0.47%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.51%	0.76%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$52	$164	$285	$640
IB	$78	$243	$422	$942
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its assets in bonds that the sub-adviser, Wellington Management Company LLP ("Wellington Management"), considers to be attractive from a total return perspective along with current income. The Fund may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).
Bonds in which the Fund invests include: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities, including collateralized loan obligations; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.
The Fund may use derivatives to manage portfolio risk or for other investment purposes. The derivatives in which the Fund may invest include, but are not limited to, futures and options contracts, swap agreements and forward foreign currency contracts. Additionally, the Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the “to be announced” (TBA) market. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively. Although the Fund may invest in securities and other instruments of any maturity or duration, the Fund normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the Fund’s portfolio.
The investment team is organized with generalist portfolio managers leading sector, rates and risk positioning decisions. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Mortgage-Related and Asset-Backed Securities Risk −Mortgage-related and asset-backed securities represent interests in “pools” of assets. These securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). The value of these securities will be influenced by factors affecting the assets underlying such securities. If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. During periods of difficult or frozen credit markets, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Collateralized Loan Obligations Risk −Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.

Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.

High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Restricted Securities Risk −Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Event Risk −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Active Trading Risk −Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser prior to March 5, 2012

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 3.72% (1st quarter, 2019)  Lowest -3.16% (2nd quarter, 2013)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. For more information regarding returns, see "Performance Notes" in the Fund's statutory prospectus.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	10.65%	3.70%	4.47%
Class IB	10.32%	3.44%	4.21%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.

TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Ultrashort Bond HLS Fund Summary Section
Investment Objective. The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.40%	0.40%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.45%	0.70%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$46	$144	$252	$567
IB	$72	$224	$390	$871
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing in securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive giving consideration to both yield and total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund normally invests in “investment grade” securities.
Fixed income securities in which the Fund may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.
In order to manage the Fund’s interest rate risk (including the Fund's duration), the Fund may use derivatives such as Treasury futures and interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 1.5 years. Individual securities will generally have an effective duration of less than 5 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, including interest rate swaps and futures contracts that may be used to manage the Fund’s interest rate risk. The Fund may also use repurchase agreements to achieve its investment objective. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Mortgage-Related and Asset-Backed Securities Risk −Mortgage-related and asset-backed securities represent interests in “pools” of assets. These securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). The value of these securities will be influenced by factors affecting the assets underlying such securities. If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. During periods of difficult or frozen credit markets, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Restricted Securities Risk −Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Zero Coupon Securities Risk  −Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
Repurchase Agreements Risk −Repurchase agreements involve the purchase of securities held by the Fund with an agreement to resell the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and the risk that the counterparty will not fulfill its obligations under the agreement. In addition, repurchase agreements carry the risk that the market value of the securities purchased may increase above the resell value, which means the Fund would be required to sell the securities back at a price below what they are worth.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.

The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. Performance information for when the Fund operated as a money market fund prior to October 21, 2013 is not shown and is available upon request by calling 1-888-843-7824. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows the Fund’s total return for the calendar years since it converted from a money market fund

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 0.89% (1st quarter, 2019)  Lowest -0.10% (4th quarter, 2014)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	Since October 21, 2013
Class IA	2.81%	1.29%	1.06%
Class IB	2.54%	1.03%	0.80%
Bloomberg Barclays Short Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes)	2.88%	1.29%	1.07%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Timothy E. Smith	Senior Managing Director and Fixed Income Portfolio Manager	2013

PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford U.S. Government Securities HLS Fund Summary Section
Investment Objective. The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.45%	0.45%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Acquired fund fees and expenses	0.01%	0.01%
Total annual fund operating expenses(1)	0.52%	0.77%
(1)
"Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$53	$167	$291	$653
IB	$79	$246	$428	$954
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks its investment objective by investing in securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return perspective while providing current income. The Fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies or instrumentalities. The Fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund may also purchase these securities on a "to be announced" basis. The Fund may also invest up to 20% of its net assets in securities issued or guaranteed by the governments of, or agencies or instrumentalities of the governments of, Canada, France, Germany, Italy, Japan, or the United Kingdom, provided that if such securities are denominated in currencies other than the U.S. dollar the currency exposure is hedged back to U.S. dollars. The Fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities. The Fund may also use derivatives, including futures contracts and options, to manage portfolio risk or for other investment purposes. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. The Fund normally will maintain a dollar weighted average duration of between 1 and 7 years.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Mortgage-Related and Asset-Backed Securities Risk −Mortgage-related and asset-backed securities represent interests in “pools” of assets. These securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). The value of these securities will be influenced by factors affecting the assets underlying such securities. If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. During periods of difficult or frozen credit markets, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk −Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
Restricted Securities Risk −Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Active Trading Risk −Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Sovereign Debt Risk −Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser prior to March 5, 2012

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 3.02% (2nd quarter, 2010)  Lowest -2.33% (2nd quarter, 2013)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. For more information regarding returns, see "Performance Notes" in the Fund's statutory prospectus.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	5.22%	2.09%	2.38%
Class IB	4.93%	1.83%	2.12%
Bloomberg Barclays U.S. Intermediate Government Index (reflects no deduction for fees, expenses or taxes)	5.20%	1.99%	2.38%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Michael F. Garrett*	Senior Managing Director and Fixed Income Portfolio Manager	2012
Brian Conroy, CFA	Managing Director and Fixed Income Portfolio Manager	2012
*
Michael F. Garrett announced his plan to withdraw from the partnership of Wellington Management's parent company, and effective June 30, 2020, he will no longer serve as a portfolio manager for the Fund. Mr. Garrett’s portfolio management responsibilities will transition to Mr. Conroy in the months leading up to his departure.

PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Hartford Value HLS Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	IA	IB
Management fees	0.67%	0.67%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.72%	0.97%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
•
You invest $10,000

•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$74	$230	$401	$894
IB	$99	$309	$536	$1,190
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The Fund tends to focus on equity securities of companies with large market capitalizations. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to seek to identify securities that provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.

Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Foreign Investments Risk −Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Securities Lending Risk −The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 13.80% (4th quarter, 2011)  Lowest -17.29% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index.
Average annual total returns for periods ending December 31, 2019
Share Classes	1 Year	5 Years	10 Years
Class IA	27.71%	7.85%	10.92%
Class IB	27.46%	7.57%	10.65%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	26.54%	8.29%	11.80%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Adam H. Illfelder, CFA	Managing Director and Equity Portfolio Manager	2008
W. Michael Reckmeyer, III, CFA	Senior Managing Director and Equity Portfolio Manager	2001
Matthew C. Hand, CFA	Managing Director and Equity Research Analyst	2004
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.
Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

Additional Information Regarding Investment Strategies and Risks
Additional information regarding the principal investment strategy and other investment policies for each of Hartford Balanced HLS Fund (the “Balanced HLS Fund”), Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”), Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”), Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”), Hartford Global Growth HLS Fund (the “Hartford Global Growth HLS Fund”), Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”), Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”), Hartford High Yield HLS Fund (the “High Yield HLS Fund”), Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”), Hartford MidCap HLS Fund (the “MidCap HLS Fund”), Hartford MidCap Growth HLS Fund (the “MidCap Growth HLS Fund”), Hartford MidCap Value HLS Fund (the “MidCap Value HLS Fund”), Hartford Small Cap Growth HLS Fund (the “Small Cap Growth HLS Fund”), Hartford Small Company HLS Fund (the “Small Company HLS Fund”), Hartford Stock HLS Fund (the “Stock HLS Fund”), Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”), Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”), Hartford U.S. Government Securities HLS Fund (the “U.S. Government Securities HLS Fund”) and Hartford Value HLS Fund (the “Value HLS Fund”) (each a “Fund,” and collectively, the “Funds” or "Hartford HLS Funds") is described below.
Balanced HLS Fund
Allocation decisions within asset categories are at the discretion of Wellington Management and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.
The Fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In general, the Fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The Fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.
Investment grade securities are those rated at least “BBB” by Standard & Poor’s Corporation (“S&P”) or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Fitch, Inc. (“Fitch”), or if unrated, securities deemed by Wellington Management to be of comparable quality. These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities.
As of December 31, 2019, the market capitalization of companies included in the S&P 500 Index ranged from approximately $4.58 billion to $1.30 trillion. The market capitalization range of this index changes over time. In pursuit of its principal investment strategy, the Fund may also enter into bond forwards and invest in fixed income-related derivatives including futures contracts and swap agreements. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes and restricted securities.
Capital Appreciation HLS Fund
Wellington Management chooses certain equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price. In analyzing a prospective investment, Wellington Management uses fundamental analysis and looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”). In selecting securities for the Risk Managed Sleeve, Wellington Management uses systematic screening methodologies to select equity securities based on their characteristics, which may include but are not limited to their volatility, quality, value, growth, and momentum risk factor characteristics.

In pursuit of its principal investment strategy, the Fund may: invest in private placements; invest in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets; and use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivatives instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), depositary receipts, and restricted securities.
Disciplined Equity HLS Fund
As part of the fundamental research discussed in the summary section, Wellington Management also evaluates the following regarding a company: capital allocation discipline, off-financial statement factors, management track record, and analysis of products and competition. Wellington Management also considers secular (longer term) and cyclical growth prospects. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 31, 2019, the market capitalization of companies included in the S&P 500 Index ranged from approximately $4.58 billion to $1.30 trillion. The market capitalization range of the index changes over time.
In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Dividend and Growth HLS Fund
Wellington Management also favors securities that appear to be undervalued in the marketplace. With respect to the ESG considerations discussed in the summary section, the portfolio management team uses research conducted by Wellington Management’s ESG team, in addition to their own analyses. Wellington Management’s ESG team conducts independent research and provides a proprietary ESG score for certain companies. The ESG score is one of many factors the portfolio management team will consider as part of its investment process. As a result, certain companies in which the Fund invests may not be considered an ESG company or have a high ESG rating. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 31, 2019, the market capitalization of companies included in the S&P 500 Index ranged from approximately $4.58 billion to $1.30 trillion. The market capitalization range of the index changes over time.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Global Growth HLS Fund
Wellington Management's investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth and/or high free cash flow margins and organic revenue growth. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), depositary receipts, and restricted securities.

Growth Opportunities HLS Fund
Fundamental analysis of a company involves the qualitative and quantitative assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities, including private placements.
Healthcare HLS Fund
Wellington Management's approach to investing in the health care sector is based on an in-depth understanding of medical science, regulatory developments, and reimbursement policy trends, but will be predominantly focused on stock specific investment opportunities. Wellington Management will also seek to exploit favorable trends within the health care sector including demographics, as well as investment opportunities that are benefiting from the accelerating pace of biopharmaceutical innovation and the ongoing structural changes in health care delivery systems globally.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices.
Stocks considered for purchase by the Fund typically share one or more of the following attributes:
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the company’s business franchise is temporarily mispriced,

•
the market under-values the new product pipelines,

•
the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or

•
the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the Fund when:
•
target prices are achieved,

•
fundamental expectations are not met,

•
a company’s prospects become less appealing, or

•
equity securities of other comparable issuers in an industry are available at more attractive prices.

In pursuit of its principal investment strategy, the Fund also may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, and restricted securities. The Fund will be close to fully invested; cash balances normally will not exceed 10% of net assets.
High Yield HLS Fund
The Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. In pursuit of its principal investment strategy, the Fund may also invest in other investment companies (including exchange traded funds (ETFs)) and exchange traded notes. The Fund may invest in bonds of any maturity or duration.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the business cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry but also take advantage of favorable secular or cyclical industry trends. Business cycle analysis is important in determining the overall risk posture of the Fund. Risk control is emphasized throughout the investment process through strong credit research, portfolio diversification, and sophisticated analytics, including consideration of certain ESG factors. With respect to the consideration of certain ESG factors, the portfolio management team uses research conducted by Wellington Management’s ESG team, in addition to their own analyses. Wellington Management’s ESG team conducts independent research and provides a proprietary ESG score for certain companies. The ESG score is one of many factors the portfolio management team will consider as part of its investment process. As a result, certain companies in which the Fund invests may not be considered an ESG company or have a high ESG rating.
International Opportunities HLS Fund
With respect to the ESG considerations discussed in the summary section, the portfolio management team uses research conducted by Wellington Management’s ESG team, in addition to their own analyses. Wellington Management’s ESG team conducts independent research and provides a proprietary ESG score for certain companies. The ESG score is one of many factors the portfolio management team will consider as part of its investment process. As a result, certain companies in which the Fund invests may not be considered an ESG company or have a high ESG rating. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. Wellington Management's proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, which allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.
In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in depositary receipts, other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
MidCap HLS Fund
Wellington Management uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
MidCap Growth HLS Fund
Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof. The Fund may invest in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), depositary receipts, and restricted securities.

MidCap Value HLS Fund
The Fund’s investment strategy employs a contrarian approach to stock selection. The approach uses extensive research to seek to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Fund’s investment approach. A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes: attractive valuation, a strong management team, and strong industry position. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Small Cap Growth HLS Fund
Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management also analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.
Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may invest in securities of foreign issuers and non-dollar securities and may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Small Company HLS Fund
Wellington Management uses fundamental analysis to identify specific securities for purchase or sale. Wellington Management primarily invests in growth oriented stocks, but may invest in value oriented stocks as opportunities arise. Wellington Management looks at a number of factors as part of its fundamental analysis, such as revenue and earnings growth rate, market position, market trends, management quality, and other related measures of valuation and growth potential. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may also invest in restricted securities, including private placements, and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), real estate investment trusts (REITs), and exchange traded notes.
Stock HLS Fund
Fundamental analysis of a company, which involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. In general, the Fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The Fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.

As of December 31, 2019, the market capitalization of companies included in the Russell 1000 Index ranged from approximately $824 million to $1.288 trillion. The market capitalization range of the index changes over time.
In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.
Total Return Bond HLS Fund
The Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund. In pursuit of its principal investment strategy, the Fund also may (1) engage in short-selling of TBA investments; (2) use dollar rolls; (3) enter into bond forwards; (4) invest in other investment companies (including exchange traded funds (ETFs)); (5) invest in exchange traded notes; and (6) invest in credit risk transfer securities.
The sub-adviser, Wellington Management, emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.
Ultrashort Bond HLS Fund
Wellington Management uses proprietary research to conduct value-driven sector rotation and intensive credit and structure analyses and also utilizes interest rate management within the portfolio construction process. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. Wellington Management may consider certain environmental, social and/or governance (ESG) factors during its assessment.
In pursuit of its principal investment strategy, the Fund may enter into bond forwards and use reverse repurchase agreements. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), and exchange traded notes.
U.S. Government Securities HLS Fund
In pursuit of its principal investment strategy, the Fund may engage in short-selling of  “to-be-announced” investments; enter into bond forwards; use swaps; and use reverse repurchase transactions. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes and restricted securities.
Value HLS Fund
The Fund employs what is often called a “bottom-up” approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In pursuit of its principal investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, real estate investment trusts (REITs), and restricted securities.

Use of Cash or Money Market Investments
Each Fund may participate in a cash sweep program whereby a Fund's uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Each Fund may also invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity, for cash management purposes, or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for the Fund and, therefore, could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
Operational Risks Associated with Cybersecurity
A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems. Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
Participation in Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. However, the High Yield HLS Fund does not currently lend its securities.
Foreign and Emerging Market Investments
Fund Assets Sub-Advised by Wellington Management
Unless stated otherwise in a Fund's principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. Unless stated otherwise in a Fund's principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund's principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
Duration
Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. For example, the price of a bond fund with an average duration of two years would be expected to fall approximately 2% if interest rates rose by one percentage point. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. A Fund's average duration measure incorporates a bond's yield, coupon, final maturity, and the effect of derivatives.
Investment Grade and Non-Investment Grade Securities
Unless otherwise stated in a Fund's principal investment strategy, “Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Non-investment grade securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.”

About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Each of Disciplined Equity HLS Fund, Healthcare HLS Fund, High Yield HLS Fund, MidCap HLS Fund, MidCap Growth HLS Fund, MidCap Value HLS Fund, Small Cap Growth HLS Fund, Small Company HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund, Ultrashort Bond HLS Fund and U.S. Government Securities HLS Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section ("80% Policy"). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund's flexibility in making additional investments in securities of the applicable issuer.
A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).

More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
✓ Principal Risk X Additional Risk	Balanced HLS Fund	Capital Appreciation HLS Fund	Disciplined Equity HLS Fund	Dividend and Growth HLS Fund	Global Growth HLS Fund
Active Investment Management Risk	✓	✓	✓	✓	✓
Active Trading Risk		✓
Asset Allocation Risk	✓	✓			✓
Bond Forwards Risk	X
Call Risk	X
Convertible Securities Risk
Counterparty Risk	X	X	X	X	X
Credit Risk	✓
Credit Risk Transfer Securities Risk
Currency Risk	✓	✓	X	✓	✓
Depositary Receipts Risk		X			X
Derivatives Risk	X	X	X	X
Forward Currency Contracts Risk		X
Futures and Options Risks	X	X	X
Hedging Risk	X	X	X	X	X
Swaps Risk	X
Dividend Risk		X		✓
Dollar Rolls Risk
Equity Risk	✓	✓	✓	✓	✓
Mid Cap Securities Risk	X	✓	X	X	✓
Small Cap Securities Risk	X	✓	X	X	X
Exchange Traded Notes Risk	X	X	X	X	X
Event Risk	X
Foreign Investments Risk	✓	✓	X	✓	✓
Sovereign Debt Risk
Emerging Markets Risk	X	✓	X	X	✓
Growth Investing Style Risk					✓
Healthcare Concentration Risk
High Yield Investments Risk
Distressed Securities Risk
Illiquid Investments Risk	X	X	X	X	X
Inflation-Protected Securities Risk
Interest Rate Risk	✓
Inverse Floater Risk
Large Shareholder Transaction Risk	✓	✓	✓	✓	✓
Leverage Risk
LIBOR Risk	X	X	X	X	X
Liquidity Risk
Loans and Loan Participations Risk
Market Risk	✓	✓	✓	✓	✓
Mortgage-Related and Other Asset-Backed Securities Risk	✓
Collateralized Loan Obligations Risk
Municipal Securities Risk
Other Investment Companies Risk	X	X	X	X	X

✓ Principal Risk X Additional Risk	Balanced HLS Fund	Capital Appreciation HLS Fund	Disciplined Equity HLS Fund	Dividend and Growth HLS Fund	Global Growth HLS Fund
Private Placement Risk		X
Quantitative Investing Risk			X
Real Estate Related Securities Risk		X	X	X	X
Repurchase Agreements Risk
Restricted Securities Risk	X	X	X	X	X
Reverse Repurchase Agreements Risk
Sector Risk		✓			✓
Securities Lending Risk	✓	✓	✓	✓	✓
Short Sales of To Be Announced (TBA) Securities Risk
To Be Announced (TBA) Transactions Risk
U.S. Government Securities Risk	✓
Value Investing Style Risk
Volatility Risk		X			X
Warrants Risk
Zero Coupon Securities Risk
✓ Principal Risk X Additional Risk	Growth Opportunities HLS Fund	Healthcare HLS Fund	High Yield HLS Fund	International Opportunities HLS Fund	MidCap HLS Fund
Active Investment Management Risk	✓	✓	✓	✓	✓
Active Trading Risk	✓			✓
Asset Allocation Risk
Bond Forwards Risk
Call Risk			✓
Convertible Securities Risk			X
Counterparty Risk	X	X	X	X	X
Credit Risk			✓
Credit Risk Transfer Securities Risk
Currency Risk	✓	✓	X	✓	X
Depositary Receipts Risk				X
Dollar Rolls Risk
Derivatives Risk	X	X	✓	X	X
Forward Currency Contracts Risk			✓	X
Futures and Options Risks			✓
Hedging Risk	X	X	X	X	X
Swaps Risk			✓
Dividend Risk
Equity Risk	✓	✓	X	✓	✓
Mid Cap Securities Risk	✓	✓		✓	✓
Small Cap Securities Risk	X	✓		X	X
Exchange Traded Notes Risk	X	X	X	X	X
Event Risk			✓
Foreign Investments Risk	✓	✓	✓	✓	X
Sovereign Debt Risk
Emerging Markets Risk	X	✓	✓	✓	X
Growth Investing Style Risk	✓
Healthcare Concentration Risk		✓
High Yield Investments Risk			✓
Distressed Securities Risk			X
Illiquid Investments Risk	X	X	X	X	X
Inflation-Protected Securities Risk
Interest Rate Risk			✓
Inverse Floater Risk
Large Shareholder Transaction Risk	✓	✓	✓	✓	✓

✓ Principal Risk X Additional Risk	Growth Opportunities HLS Fund	Healthcare HLS Fund	High Yield HLS Fund	International Opportunities HLS Fund	MidCap HLS Fund
Leverage Risk			✓
LIBOR Risk	X	X	X	X	X
Liquidity Risk			✓
Loans and Loan Participations Risk			X
Market Risk	✓	✓	✓	✓	✓
Mortgage-Related and Other Asset-Backed Securities Risk
Collateralized Loan Obligations Risk
Municipal Securities Risk
Other Investment Companies Risk	X	X	X	X	X
Private Placement Risk	X
Quantitative Investing Risk	X
Real Estate Related Securities Risk	X			X	X
Regional/Country Focus Risk				✓
Repurchase Agreements Risk
Restricted Securities Risk	X	X	✓	X	X
Reverse Repurchase Agreements Risk
Sector Risk	✓			✓	✓
Securities Lending Risk	✓	✓		✓	✓
Short Sales of To Be Announced (TBA) Securities Risk
To Be Announced (TBA) Transactions Risk
U.S. Government Securities Risk
Value Investing Style Risk
Volatility Risk			✓
Warrants Risk			X
Zero Coupon Securities Risk
✓ Principal Risk X Additional Risk	MidCap Growth HLS Fund	MidCap Value HLS Fund	Small Cap Growth HLS Fund	Small Company HLS Fund	Stock HLS Fund
Active Investment Management Risk	✓	✓	✓	✓	✓
Active Trading Risk				✓
Asset Allocation Risk
Bond Forwards Risk
Call Risk
Convertible Securities Risk
Counterparty Risk	X	X	X	X	X
Credit Risk
Credit Risk Transfer Securities Risk
Currency Risk	✓	✓	X	✓	✓
Depositary Receipts Risk	X
Derivatives Risk	X	X	X	X	X
Forward Currency Contracts Risk				X
Futures and Options Risks	X
Hedging Risk	X	X	X	X	X
Swaps Risk
Dividend Risk					✓
Dollar Rolls Risk
Equity Risk	✓	✓	✓	✓	✓
Mid Cap Securities Risk	✓	✓		X	X
Small Cap Securities Risk	X	X	✓	✓	X
Exchange Traded Notes Risk	X	X	X	X	X
Event Risk
Foreign Investments Risk	✓	✓	X	✓	✓
Sovereign Debt Risk

✓ Principal Risk X Additional Risk	MidCap Growth HLS Fund	MidCap Value HLS Fund	Small Cap Growth HLS Fund	Small Company HLS Fund	Stock HLS Fund
Emerging Markets Risk	X	X	X	X	X
Growth Investing Style Risk	✓		✓	✓
Healthcare Concentration Risk
High Yield Investments Risk
Distressed Securities Risk
Illiquid Investments Risk	X	X	X	X	X
Inflation-Protected Securities Risk
Interest Rate Risk
Inverse Floater Risk
Large Shareholder Transaction Risk	✓	✓	✓	✓	✓
Leverage Risk
LIBOR Risk	X	X	X	X	X
Liquidity Risk	X
Loans and Loan Participations Risk
Market Risk	✓	✓	✓	✓	✓
Mortgage-Related and Other Asset-Backed Securities Risk
Collateralized Loan Obligations Risk
Municipal Securities Risk
Other Investment Companies Risk	X	X	X	X	X
Private Placement Risk				X
Quantitative Investing Risk			✓
Real Estate Related Securities Risk	X	X	X	X	X
Repurchase Agreements Risk
Restricted Securities Risk	X	X	X	X	X
Reverse Repurchase Agreements Risk
Sector Risk	✓	✓	✓	✓
Securities Lending Risk	✓	✓	✓	✓	✓
Short Sales of To Be Announced (TBA) Securities Risk
To Be Announced (TBA) Transactions Risk
U.S. Government Securities Risk
Value Investing Style Risk		✓
Volatility Risk	X		✓	✓
Warrants Risk
Zero Coupon Securities Risk
✓ Principal Risk X Additional Risk	Total Return Bond HLS Fund	Ultrashort Bond HLS Fund	U.S. Government Securities HLS Fund	Value HLS Fund
Active Investment Management Risk	✓	✓	✓	✓
Active Trading Risk	✓		✓
Asset Allocation Risk
Bond Forwards Risk	X	X	X
Call Risk	✓	✓	X
Convertible Securities Risk	X
Counterparty Risk	X	X	X	X
Credit Risk	✓	✓	✓
Credit Risk Transfer Securities Risk	X
Currency Risk	✓			✓
Depositary Receipts Risk
Derivatives Risk	✓	✓	✓	X
Forward Currency Contracts Risk	✓
Futures and Options Risks	✓	✓	✓
Hedging Risk	X	X	X	X
Swaps Risk	✓	✓	X

✓ Principal Risk X Additional Risk	Total Return Bond HLS Fund	Ultrashort Bond HLS Fund	U.S. Government Securities HLS Fund	Value HLS Fund
Dividend Risk
Dollar Rolls Risk	X
Equity Risk				✓
Mid Cap Securities Risk				X
Small Cap Securities Risk				X
Exchange Traded Notes Risk	X	X	X	X
Event Risk	✓	X
Foreign Investments Risk	✓	X	X	✓
Sovereign Debt Risk	X	X	✓
Emerging Markets Risk	✓	X		X
Growth Investing Style Risk
Healthcare Concentration Risk
High Yield Investments Risk	✓	X
Distressed Securities Risk
Illiquid Investments Risk	X	X	X	X
Inflation-Protected Securities Risk	X	X	X
Interest Rate Risk	✓	✓	✓
Inverse Floater Risk			X
Large Shareholder Transaction Risk	✓	✓	✓	✓
Leverage Risk	✓	✓	✓
LIBOR Risk	X	X	X	X
Liquidity Risk	✓	✓
Loans and Loan Participations Risk	X
Market Risk	✓	✓	✓	✓
Mortgage-Related and Other Asset-Backed Securities Risk	✓	✓	✓
Collateralized Loan Obligations Risk	✓
Municipal Securities Risk		X
Other Investment Companies Risk	X	X	X	X
Private Placement Risk
Quantitative Investing Risk
Real Estate Related Securities Risk				X
Repurchase Agreements Risk		✓	X
Restricted Securities Risk	✓	✓	✓	X
Reverse Repurchase Agreements Risk		X	X
Sector Risk				✓
Securities Lending Risk	✓	✓	✓	✓
Short Sales of To Be Announced (TBA) Securities Risk	X		X
To Be Announced (TBA) Transactions Risk	✓		✓
U.S. Government Securities Risk	✓	✓	✓
Value Investing Style Risk				✓
Volatility Risk	X
Warrants Risk	X
Zero Coupon Securities Risk		✓
Active Investment Management Risk  −The risk that, if the investment decisions and strategy of the investment manager and/or sub-adviser(s), as applicable, do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the investment manager and/or sub-adviser(s), as applicable, about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The investment manager’s and/or sub-adviser’s, as applicable, investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance. A Fund's sub-adviser(s) may consider certain environmental, social and/or governance factors (ESG) as part of its decision to buy and sell securities. Such consideration may fail to produce the intended result and, as a result, the Fund may underperform funds that do not consider ESG factors. ESG factors are not the only factors considered by the sub-adviser(s) and as a result, the companies in which a Fund invests may not be considered an ESG company or have a high ESG rating.
Active Trading Risk −Active trading could increase the Fund’s transaction costs (thus adversely affecting performance).
Asset Allocation Risk  −A Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying investments. If a Fund’s strategy for allocating assets among different asset classes and investments does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.
Bond Forwards Risk  −A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and/or the value of any collateral held or assets segregated by the Fund to cover the transaction declines below the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value ("NAV").
Call Risk  −Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower a Fund’s income, yield and its distributions to shareholders.
Convertible Securities Risk  −The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.

Counterparty Risk  −The risk that the counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. The protections available to a Fund in exchange traded derivatives may not be available for over-the-counter transactions.
Credit Risk  −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Credit Risk Transfer Securities Risk  −Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT. If the underlying mortgages default, the principal of the CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to a Fund. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.
Currency Risk  −The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
Depositary Receipts Risk  −A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution ("Unsponsored Depositary Receipts"). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa.
Derivatives Risk  −A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
•
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.

•
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.

•
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
•
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.

Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Forward Currency Contracts Risk  −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled.
Futures and Options Risks  −An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or in the over-the-counter market. When futures or options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract. Such futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Hedging Risk  −Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Swaps Risk  −Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk and improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
Credit Default Swaps Risk - A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Interest Rate Swaps Risk - In an interest rate swap, a Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Total Return Swaps Risk - In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, a Fund may lose money.
Volatility Swaps Risk - A Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, a Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.

Dividend Risk  −Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund during such periods to underperform funds that do not focus on dividend-paying companies. A Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
Dollar Rolls Risk  −A Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.
Equity Risk  −Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Mid Cap Securities Risk  −Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
Small Cap Securities Risk  −Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to: less certain growth prospects; lower degree of liquidity in the markets for such stocks; thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; limited product lines, markets or financial resources; dependence on a few key management personnel; increased sensitivity to changes in interest rates, borrowing costs and earnings; difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
Exchange Traded Notes Risk  −Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of exchange-traded funds ("ETFs"). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Event Risk  −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk  −Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates

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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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increased volatility

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substantially less volume on foreign stock markets and other securities markets

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higher commissions and dealer mark-ups

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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

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less uniform accounting, auditing and financial reporting standards

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less publicly available information about a foreign issuer or borrower

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less government regulation

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unfavorable foreign tax laws

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political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)

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differences in individual foreign economies

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geopolitical events (including pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets

Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union ("EU"), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom's departure may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Sovereign Debt Risk  −In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer.

A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
Emerging Markets Risk  −The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
Growth Investing Style Risk  −Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
Healthcare Concentration Risk  −The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, such fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. For example, the Patient Protection and Affordable Care Act was enacted in 2010 and the long-term impact of this legislation or of other healthcare-related proposals might be proposed or enacted in the future on healthcare-related companies cannot be accurately predicted.

High Yield Investments Risk  −Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Distressed Securities Risk  −A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and sales may be possible only at substantial discounts. Distressed securities and any securities received in an exchange for such securities may also be difficult to value and illiquid.
Illiquid Investments Risk  −An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund's liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
Inflation-Protected Securities Risk  −The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity.

Interest Rate Risk  −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because interest rates remain near historic lows. It is possible that the U.S. Federal Reserve Bank ("the Fed") and other central banks may raise the federal funds rate and equivalent rates. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.
Inverse Floater Risk  −Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more income. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities and may decline rapidly during periods of rising interest rates. An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security. Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.
Large Shareholder Transaction Risk  −A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Leverage Risk  −Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
LIBOR Risk  −On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of London Interbank Offered Rate (“LIBOR”) by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the debt securities or other instruments based on or referencing LIBOR in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
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Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which a Fund may invest;

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Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;

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Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of  “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; and

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Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market, the depth of the market for investments based on alternative reference rates, and the Investment Manager’s and/or sub-adviser’s ability to develop appropriate investment and compliance systems capable of addressing alternative reference rates.
Liquidity Risk  − Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.
Loans and Loan Participations Risk  −A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.

The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, a Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.
Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a Senior Loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund's ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market Risk  −Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. Although a Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Mortgage-Related and Other Asset-Backed Securities Risk  −Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
Collateralized Loan Obligations Risk  −Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Municipal Securities Risk  −Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Investment in municipal securities is also subject to:
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General Obligation Bonds Risks - The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

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Revenue Bonds Risks - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
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Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

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Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks - Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

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Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

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Tax-Exempt Status Risk - Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Other Investment Companies Risk  −Investments in securities of other investment companies are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company ("BDC"), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Private Placement Risk  −Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
Quantitative Investing Risk  −The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment's value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
Real Estate Related Securities Risks  −The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the 1940 Act. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
Regional/Country Focus Risk  −To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain economic regions.
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Asian Economic Risk - Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. From time to time and as recently as February 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, or similar issues in the future. Any spread of an infectious illness or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy and other economies around the world. These risks, among others, may adversely affect the value of a Fund’s investments.
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Central and South American Economic Risk - The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.

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European Economic Risk - The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom's departure from the EU may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

Repurchase Agreements Risk  −A Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.
Restricted Securities Risk  −Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see "Rule 144A Securities and Regulation S Securities Risk" below.
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Rule 144A Securities and Regulation S Securities Risk. “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
Reverse Repurchase Agreements Risk  −Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
Sector Risk  −To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Securities Lending Risk  −Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund's securities lending agent has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed and the agent fails to indemnify the Fund.
Short Sales of To Be Announced (TBA) Securities Risk −When a Fund enters into a short sale of a TBA security it effectively agrees to sell at a future date and price a security it does not own. Although most TBA short sale transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated. This would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of a Fund’s returns.
To Be Announced (TBA) Transactions Risk  −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.

U.S. Government Securities Risk  −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Value Investing Style Risk  −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
Volatility Risk −A Fund's investments may fluctuate in value over a short period of time. This may cause a Fund’s net asset value per share to experience significant changes in value over short periods of time.
Warrants Risk  −Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
Zero Coupon Securities Risk  −Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on its website at hartfordfunds.com no earlier than 25 calendar days after the end of each month.
Each Fund also will publicly disclose on its website, no earlier than 15 calendar days after the end of each month, its largest ten holdings by issuer (in the case of equity funds); largest ten issuers (in the case of fixed income funds); or largest ten fixed income issuers and largest ten equity holdings (in the case of  “balanced” funds or “multi-asset” funds (i.e., funds that invest in both equity and fixed income securities)), and the percentage invested in each.
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of December 31, 2019, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $127 billion in discretionary and non-discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
“Manager of Managers” Structure
The Investment Manager and the Funds rely on an exemptive order (the "Order") from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the respective Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Except for Small Company HLS Fund, each Fund’s shareholders have approved the operation of the Fund under (i) both the Original Relief and Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance or exemptive relief provided by the SEC. Small Company HLS Fund has approved the operation of the Fund under the "manager of managers" structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.15 trillion in assets.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Balanced HLS Fund
Adam H. Illfelder, CFA, Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the equity portion of the Fund since 2017 and has been involved in securities analysis for the equity portion of the Fund since 2012. Mr. Illfelder joined Wellington Management as an investment professional in 2005.
Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income portion of the Fund since 2015 and has been involved in securities analysis for the fixed income portion of the Fund since 2012. Mr. Stack joined Wellington Management as an investment professional in 2000.
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the fixed income portion of the Fund since 2017 and securities analysis for the fixed income portion of the Fund since 2014. Ms. Moran joined Wellington as an investment professional in 2014.
Matthew C. Hand, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the equity portion of the Fund since 2020 and has been involved in securities analysis for the equity portion of the Fund since 2012. Mr. Hand joined Wellington Management as an investment professional in 2004.

Capital Appreciation HLS Fund
The Fund employs a multiple portfolio manager structure. Gregg R. Thomas, CFA, selects and oversees the Fund’s portfolio management team and determines how Fund assets are allocated among the team’s members. Mr. Simon supports Mr. Thomas and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy of Wellington Management, has served as a portfolio manager for the Fund since 2013. Mr. Thomas rejoined Wellington Management in 2002 and has been an investment professional since 1993.
Thomas S. Simon, CFA,FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in research and portfolio construction for the Fund since 2016. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
Disciplined Equity HLS Fund
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010 and has been involved in portfolio management and securities analysis for the Fund since its inception in 1998. Mr. Chally joined Wellington Management as an investment professional in 1994.
David A. Siegle, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2008. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.
Dividend and Growth HLS Fund
Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2001 and has been involved in securities analysis for the Fund since 2000. Mr. Bousa joined Wellington Management as an investment professional in 2000. Effective June 30, 2020, Mr. Bousa will no longer serve as a portfolio manager for the Fund.
Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Baker joined Wellington Management as an investment professional in 2004.
Nataliya Kofman, Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2019 and has been involved in securities analysis for the Fund since 2006. Ms. Kofman joined Wellington Management as an investment professional in 2006.
Global Growth HLS Fund
The Fund employs a multiple portfolio manager structure whereby the Fund is divided into segments (“Sleeves”), each under a separate portfolio manager or team. The Fund’s portfolio managers are John A. Boselli, CFA and Matthew D. Hudson, CFA. Each portfolio manager has full discretion to manage its Sleeve. Allocations to a portfolio manager may change at any time based on market conditions and/or Fund performance.
John A. Boselli, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2012. Mr. Boselli joined Wellington Management as an investment professional in 2002.
Matthew D. Hudson, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2007 and has been involved in securities analysis for the fund since 2005. Mr. Hudson joined Wellington Management as an investment professional in 2005.
Growth Opportunities HLS Fund
Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.
Mario E. Abularach, CFA, Senior Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2001. Mr. Abularach joined Wellington Management as an investment professional in 2001.

Healthcare HLS Fund
The Fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the Fund based upon their specific areas of expertise within the health care sector.
Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.
Ann C. Gallo, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.
Robert L. Deresiewicz, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2004 and has been involved in securities analysis for the Fund since 2000 focused primarily on the biotechnology sector. Dr. Deresiewicz joined Wellington Management as an investment professional in 2000.
High Yield HLS Fund
Christopher A. Jones, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Jones joined Wellington Management as an investment professional in 1994.
International Opportunities HLS Fund
Nicolas M. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2006 and has been involved in securities analysis for the Fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.
Tara C. Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2008. Ms. Stilwell joined Wellington Management as an investment professional in 2008.
MidCap HLS Fund
Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010. Mr. Ruedi has been involved in securities analysis for the Fund since 2004. Mr. Ruedi joined Wellington Management as an investment professional in 2004.
Mark A. Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Whitaker joined Wellington Management as an investment professional in 2004.
MidCap Growth HLS Fund
Timothy N. Manning, Senior Managing Director and Equity Portfolio Manager, has served as portfolio manager of the Fund since 2018. Mr. Manning joined Wellington Management as an investment professional in 2007.
MidCap Value HLS Fund
Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2006. Mr. Garabedian joined Wellington Management as an investment professional in 2006.
Small Cap Growth HLS Fund
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2009. Mr. Chally joined Wellington Management as an investment professional in 1994.
David A. Siegle, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2009. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.

Small Company HLS Fund
Steven C. Angeli, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2000 and has been involved in securities analysis for the Fund since 1999. Mr. Angeli joined Wellington Management as an investment professional in 1994.
John V. Schneider, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2018 and has been involved in securities analysis for the Fund since 2016. Mr. Schneider works closely with Mr. Angeli with respect to portfolio construction. Mr. Schneider joined Wellington Management as an investment professional in 2016. Prior to joining Wellington Management, Mr. Schneider was an investment professional at Granahan Investment Management (2006-2016) and MFS Investment Management (2000-2006).
Ranjit Ramachandran, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2014. Mr. Ramachandran joined Wellington Management as an investment professional in 2014.
Stock HLS Fund
Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2012. Mr. Kilbride joined Wellington Management as an investment professional in 2002.
Peter Fisher, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2012. Prior to joining Wellington Management in 2005, Mr. Fisher was an equity research analyst at MFS Investment Management (2000-2005).
Total Return Bond HLS Fund
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
Ultrashort Bond HLS Fund
Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2013. Mr. Smith joined Wellington Management as an investment professional in 1992.
U.S. Government Securities HLS Fund
Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Garrett joined Wellington Management as an investment professional in 1999. Effective June 30, 2020, Mr. Garrett will no longer serve as a portfolio manager for the Fund.
Brian Conroy, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2017 and has been involved in securities analysis for the Fund since 2012. Mr. Conroy joined Wellington Management as an investment professional in 2012. Prior to joining Wellington Management, Mr. Conroy earned his MBA from Harvard Business School in 2012. From 2005 to 2010, he worked at Susquehanna International Group, first as a fixed income trader and then as an equity index derivatives trader.
Value HLS Fund
Adam H. Illfelder, CFA, Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2018 and has been involved in securities analysis for the Fund since 2008. Mr. Illfelder joined Wellington Management as an investment professional in 2005.
W. Michael Reckmeyer, III, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2007 and has been involved in securities analysis for the Fund since 2001. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.
Matthew C. Hand, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2020 and has been involved in securities analysis for the Fund since 2004. Mr. Hand joined Wellington Management as an investment professional in 2004.

MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment advisory agreement at an annual rate, based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee. For the fiscal year ended December 31, 2019, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
Fund	Effective Management Fee
Balanced HLS Fund(1)	0.59%
Capital Appreciation HLS Fund	0.64%
Disciplined Equity HLS Fund(2)	0.74%
Dividend and Growth HLS Fund	0.65%
Global Growth HLS Fund	0.75%
Growth Opportunities HLS Fund	0.61%
Healthcare HLS Fund	0.85%
High Yield HLS Fund(3)	0.70%
International Opportunities HLS Fund	0.70%
MidCap HLS Fund	0.67%
MidCap Growth HLS Fund	0.80%
MidCap Value HLS Fund(4)	0.76%
Small Cap Growth HLS Fund	0.61%
Small Company HLS Fund	0.74%
Stock HLS Fund	0.48%
Total Return Bond HLS Fund	0.47%
Ultrashort Bond HLS Fund	0.40%
U.S. Government Securities HLS Fund	0.45%
Value HLS Fund	0.67%
(1)
The Investment Manager has agreed to waive a portion of its contractual management fee equal to 0.03% as an annual percentage rate of the Balanced HLS Fund's average daily net assets from January 1, 2019 through April 30, 2021 unless the Board of Directors of Hartford Series Fund, Inc. approves its earlier termination.

(2)
Effective January 1, 2020, the management fee set forth in the investment management agreement with respect to the Disciplined Equity HLS Fund is 0.7500% of the first $250 million, 0.6500% of the next $250 million, 0.6000% of the next $500 million, 0.5800% of the next $4 billion, 0.5700% of the next $5 billion, and 0.5600% in excess of  $10 billion annually of the Fund’s average daily net assets. From January 1, 2019 through December 31, 2019, the management fee set forth in the investment management agreement with respect to the Disciplined Equity HLS Fund was 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion, and 0.6200% in excess of  $10 billion annually of the Fund’s average daily net assets.

(3)
The Investment Manager has agreed to waive a portion of its contractual management fee equal to 0.03% as an annual percentage rate of the High Yield HLS Fund’s average daily net assets from January 1, 2020 through December 31, 2020 unless the Board of Directors of Hartford Series Fund, Inc. approves its earlier termination.

(4)
The Investment Manager waived a portion of its contractual management fee equal to 0.04% as an annual percentage rate of the MidCap Value HLS Fund's average daily net assets from January 1, 2019 through April 30, 2020.

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Funds’ sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2019.
Other Fund Expenses. In addition to costs discussed under “Portfolio Turnover” in the Summary Section, a Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties. These costs are not reflected in a Fund’s annual operating expenses or in the examples.

Further Information on the Funds
Purchase and Redemption of Fund Shares
Fund shares may be purchased and redeemed by separate accounts (“Accounts”) that fund variable annuity contracts and variable life insurance policies, including individual and group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued by insurance companies, including affiliated insurance companies (collectively, the "Insurance Companies"). Fund shares may also be purchased and redeemed by certain qualified pension or retirement plans (the “Plans”) and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended and the underlying U.S. Treasury Regulations.
Each Fund has authorized the following classes of shares:
Fund	Class IA	Class IB	Class IC
Balanced HLS Fund(1)	✓	✓
Capital Appreciation HLS Fund(1)	✓	✓	✓
Disciplined Equity HLS Fund(1)	✓	✓
Dividend and Growth HLS Fund(1)	✓	✓
Global Growth HLS Fund(1)	✓	✓
Growth Opportunities HLS Fund(1)	✓	✓	✓
Healthcare HLS Fund(1)	✓	✓
High Yield HLS Fund(1)	✓	✓
International Opportunities HLS Fund(1)	✓	✓
MidCap HLS Fund(1)	✓	✓
MidCap Growth HLS Fund(1)	✓	✓
MidCap Value HLS Fund(1)	✓	✓
Small Cap Growth HLS Fund(2)	✓	✓
Small Company HLS Fund(3)	✓	✓
Stock HLS Fund(1)	✓	✓
Total Return Bond HLS Fund(1)	✓	✓
Ultrashort Bond HLS Fund(1)	✓	✓
U.S. Government Securities HLS Fund(1)	✓	✓
Value HLS Fund(1)	✓	✓
(1)
The Fund is closed to new qualified pension and retirement plans, except in connection with a closing of a reorganization and as indicated below. No purchases are allowed by qualified pension and retirement plans, other than as follows: (i) purchases by qualified pension or retirement plans that held shares of the Fund as of December 31, 2017; (ii) purchases through reinvestment of dividends; (iii) purchases by certain qualified pension or retirement plans that have been pre-approved by Hartford Funds Distributors, LLC (the "Distributor") to purchase shares of the Fund; and (iv) purchases, including through reinvestment of dividends, by qualified pension or retirement plans that received shares of the Fund as part of a reorganization.

(2)
The Fund is closed to new investors, except in connection with a closing of a reorganization and as indicated below. No purchases of the Fund’s shares are allowed, other than as follows: (i) purchases by insurance company separate accounts that have made the Fund available to participants on or before March 6, 2015; (ii) purchases by qualified pension or retirement plans that have made the Fund available to participants on or before March 6, 2015; (iii) purchases through reinvestment of dividends; (iv) purchases by certain insurance company separate accounts and qualified pension or retirement plans that have been pre-approved by the Distributor to purchase shares of the Fund; and (v) purchases, including through reinvestment of dividends, by qualified pension or retirement plans that received shares of the Fund as part of a reorganization.

(3)
The Fund is closed to new investors, except in connection with a closing of a reorganization and as indicated below. No purchases of the Fund’s shares are allowed, other than as follows: (i) purchases by insurance company separate accounts that have made the Fund available to participants on or before June 26, 2015; (ii) purchases by qualified pension or retirement plans that have made the Fund available to participants on or before June 26, 2015; (iii) purchases through reinvestment of dividends; (iv) purchases by certain insurance company separate accounts and qualified pension or retirement plans that have been pre-approved by the Distributor to purchase shares of the Fund; and (v) purchases, including through reinvestment of dividends, by qualified pension or retirement plans that received shares of the Fund as part of a reorganization.

Each Fund is closed to certain investors as indicated in the table above. Investors should contact their financial professional to determine whether they are eligible to purchase shares of a Fund. If you believe you are eligible to purchase shares, you may be required to provide appropriate proof of eligibility. Each Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling 1-888-843-7824.
Each class of shares of a Fund represents an investment in that Fund but is subject to different expenses and has different prices and performance. Class IC shares are currently only sold to variable annuity and variable life insurance separate accounts of the Insurance Companies.
Many of the Accounts are registered with the SEC as investment companies. When shares of a Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.
Shares of each Fund are sold by Hartford Funds Distributors, LLC (the “Distributor”) in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of a Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem shares of a Fund at net asset value without sales or redemption charges.
For each day on which a Fund’s net asset value is calculated, the Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by an Insurance Company as of that day. Similarly, the Plans transmit to a Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of a Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder's account within 1-3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940, as amended. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Under normal conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use temporary borrowings from its custodian bank (in the form of overdrafts) to meet redemptions, if necessary. As the Investment Manager determines to be appropriate in response to unusual circumstances or stressed market conditions, each Fund may use a line of credit, reverse repurchase agreements, interfund lending (subject to Board approval), or in-kind redemptions to meet redemption requests. Each of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a "Company") received an exemptive order (the "Interfund Lending Order") from the SEC for each Fund under which the Fund is permitted to engage in interfund lending. Each Fund may engage in interfund lending to meet redemption requests during unusual or stressed market conditions. As of April 1, 2020, each Fund does not engage in interfund lending.
Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the contract owner’s proportionate share of the current assets of the Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of  $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.
A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a Fund due to differences in tax treatment and other considerations. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Fund. To the extent that such classes of investors are invested in a Fund when a conflict of interest arises that might involve the Fund, one or more of such classes of investors could be disadvantaged.

Additional Compensation to Servicing Institutions, Insurance Companies and Other Persons (“Servicing Intermediaries”)
This section includes additional information about different types of compensation paid to Servicing Intermediaries with respect to the Funds.
Compensation to Servicing Intermediaries
HFMC and/or its affiliates may pay Servicing Intermediaries compensation for sub-accounting, administration and/or shareholder processing services (“Servicing Payments”). These Servicing Payments may create an incentive for the Servicing Intermediary to favor the Hartford HLS Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.
The amount of the Servicing Payments is generally based on the average net assets of the Hartford HLS Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford HLS Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2019, HFMC and its affiliates incurred approximately $50.0 million in total Servicing Payments and these Servicing Payments did not exceed $34.7 million for any one Servicing Intermediary.
As of January 1, 2020, HFMC and/or its affiliates have entered into arrangements to pay Servicing Compensation to the following entities: ADP Broker-Dealer, Inc.; Alright Solutions, LLC; Ascensus, Inc.; AXA Equitable Life Insurance Company; Charles Schwab; Fidelity; Forethought Life Insurance Company; GWFS Equities, Inc.; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Mercer HR Services, LLC; Mid Atlantic Capital Corp; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; The Northern Trust Company; Northeast Retirement Solutions, Inc.; Ohio Public Employees Deferred Compensation Board; Principal Financial Group; Prudential Insurance Company of America; Talcott Resolution Life and Annuity Insurance Company; Talcott Resolution Life Insurance Company; T. Rowe Price Retirement Plan Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Vanguard Group, Inc.; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. HFMC and/or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
Distribution Plans – Class IB and Class IC Shares
The applicable Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority regarding asset-based sales charges for Class IB and Class IC shares. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares. Under a Plan, a Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, no Fund will be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class IB Distribution Plan
Pursuant to the Class IB Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class IC Distribution Plan
Pursuant to the Class IC Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.
Class IC Administrative Services Fee
In addition to distribution fees paid under the Class IC Plan, a Fund may pay an administrative services fee (the “Class IC Service Fee”) to the Insurance Companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares.
Rule 12b-1 fees and services fees have the effect of increasing operating expenses of a Fund. Because the Class IC Service Fees and the fees paid by a Fund under the Plans are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution, recordkeeping and/or other administrative services.
In addition, the Investment Manager and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Funds’ shares. These payments may give your financial intermediary a reason to sell and recommend a Fund over other products for which he or she may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.
Valuation of Shares
The net asset value per share ("NAV") is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company”) ("Valuation Procedures"). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.
Exchange traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
Dividends and Distributions
The Board of Directors of each Company has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences. The current policy for each Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year.
Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date. Each Fund reserves the right to change its dividend distribution policy at the discretion of the applicable Board of Directors.
Frequent Purchases and Redemptions of Fund Shares
The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all of the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Funds.
The separate accounts maintained by the Insurance Companies often establish omnibus accounts in the Funds for their contract or policy holders through which transactions are placed. In most cases, exchange activity among the Funds occurs on an omnibus basis, which can limit the ability of the Funds, themselves, to monitor or restrict the trading practices of individual investors.
In addition to these limitations on the ability of the Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Funds challenge the Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Funds. The right of an owner of an insurance product to transfer among subaccounts is governed by a contract between the insurance company and such owner. Older versions of individual variable annuity contracts and certain group annuity contracts, for example, do not include terms that would expressly permit the insurance company to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.
The Boards of Directors of the Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds’ policy to discourage investors from trading in a Fund’s shares in an excessive manner that would be harmful to long-term investors. In addition, it is the Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to HFMC any cash flow activities in the Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Fund. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
Certain qualified plans participate directly in the Funds through omnibus accounts (“Qualified Plan Omnibus Accounts”) and, as described above, separate accounts maintained by the Insurance Companies often establish omnibus accounts in the Funds for their contract or policy holders through which transactions are placed (“Insurance Company Omnibus Accounts” and, together with Qualified Plan Omnibus Accounts, “Omnibus Accounts”). The Boards of Directors of the Funds have adopted policies and procedures relating to excessive trading in shares of the Funds through Omnibus Accounts (the “Policy”).

Except as otherwise noted, with respect to investors investing through Omnibus Accounts, it is the Policy of the Funds to permit only two “substantive round trips” by an investor within any single Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Fund and a redemption of or an exchange out of the same Fund in a dollar amount set by the Funds’ transfer agent, in the reasonable exercise of its discretion. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such exchange or purchase already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.
In the case of actual or suspected excessive trading through Omnibus Accounts maintained by financial intermediaries, the Funds’ transfer agent shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Funds’ procedures with respect to Omnibus Accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the policy; (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through Omnibus Accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The Insurance Companies may monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading. For instance, an Insurance Company may restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year. The Funds and the Funds’ transfer agent do not control any Insurance Company’s enforcement of its policies and procedures and cannot guarantee the Insurance Company’s success at identifying and deterring disruptive trading.
Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of the Insurance Companies’ procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.
The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) transactions of  $1,000 or less; and (4) transactions that a Fund, in its discretion, determines are not abusive or harmful.
The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in Fund shares. For additional information concerning the Funds’ fair-value procedures, please refer to “Valuation of Shares” found earlier in the prospectus.
The Funds reserve the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. The Funds, HFMC, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund. If you invest in a Fund through a variable contract, the terms of the contract may specify additional circumstances under which your shares may be redeemed.
Neither the Funds, the Investment Manager, the Distributor, Hartford Administrative Services Company nor any of their affiliates will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Federal Income Taxes
For federal income tax purposes, each Fund is treated as a separate taxpayer. Each Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.
Under current law, Plan participants and owners of variable contracts that have invested in a Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.
For more information about the tax status of each Fund, see “Taxes” in the SAI.
Variable Contract Owner Voting Rights
With regard to Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., as applicable, except as to matters where the interests of the separate series differ (such as approval of an investment management agreement or a change in a Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.
Plan Participant Voting Rights
With regard to Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.
Performance Notes
Prior to January 1, 2013, each Fund was managed by HL Investment Advisors, LLC, an affiliate of the Investment Manager.
High Yield HLS Fund
Performance information prior to March 5, 2012 represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company ("HIMCO"). As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Fund.
MidCap Growth HLS Fund
Performance information prior to June 4, 2012 represents performance of the Fund’s previous sub-adviser, HIMCO. As of June 4, 2012, HIMCO no longer serves as the sub-adviser to the Fund. Performance information includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies. Performance information includes the Fund’s performance when it invested, prior to November 1, 2018, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Small Cap Growth HLS Fund
Performance information prior to July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, HIMCO. As of July 21, 2010, HIMCO no longer serves as a sub-adviser to the Fund.
Small Company HLS Fund
Performance information prior to July 21, 2010 represents performance of the Fund’s previous additional sub-adviser, HIMCO. As of July 21, 2010, HIMCO no longer serves as a sub-adviser to the Fund.
Total Return Bond HLS Fund
Performance information prior to March 5, 2012 represents performance of the Fund’s previous sub-adviser, HIMCO. As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Fund.
U.S. Government Securities HLS Fund
Performance information prior to March 5, 2012 represents performance of the Fund’s previous sub-adviser, HIMCO. As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Fund.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The S&P 500 Index is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
The S&P Composite 1500 Health Care Index is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
The S&P MidCap 400 Index is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.
The Bloomberg Barclays Short Treasury 9-12 Month Index includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.
The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.
The Bloomberg Barclays Government/Credit Bond Index is designed to measure the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays U.S. Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
ICE BofAML US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
The MSCI ACWI (All Country World) ex USA Index is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
The MSCI World Growth Index is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed markets.
The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalizations.

The Russell 1000 Growth Index is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 1000 Value Index is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
The Russell 2000 Growth Index is designed to measure the performance of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Russell 3000 Growth Index is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Russell Midcap Growth Index is designed to measure the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell Midcap Value Index is designed to measure the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
Additional Information Regarding Bloomberg Barclays Indices Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years, has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm for the periods reflected in the financial highlights below, whose report, along with the Funds' financial statements and financial highlights, is included in the Funds’ annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance or variable annuity product level or qualified employee benefit plan level. If additional charges or other fees applied at the variable product or plan level, if any, were included, returns would be lower. Footnotes are located on the last page of these financial highlights.
Hartford Balanced HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$27.47	$0.54(4)	$5.47(4)	$6.01	$(0.56)	$(2.65)	$(3.21)	$30.27	22.80%	$1,849,582	0.66%	0.63%	1.81%(4)	38%
IB	27.91	0.47(4)	5.55(4)	6.02	(0.48)	(2.65)	(3.13)	30.80	22.47	247,264	0.91	0.88	1.56(4)	38
For the Year Ended December 31, 2018
IA	$31.02	$0.59	$(2.12)	$(1.53)	$(0.61)	$(1.41)	$(2.02)	$27.47	(5.24)%	$1,717,759	0.66%	0.63%	1.92%	31%
IB	31.48	0.52	(2.15)	(1.63)	(0.53)	(1.41)	(1.94)	27.91	(5.50)	229,790	0.91	0.88	1.67	31
For the Year Ended December 31, 2017
IA	$27.46	$0.55	$3.72	$4.27	$(0.71)	$—	$(0.71)	$31.02	15.59%	$2,095,246	0.66%	0.63%	1.86%	26%
IB	27.86	0.48	3.77	4.25	(0.63)	—	(0.63)	31.48	15.30	277,735	0.91	0.88	1.61	26
For the Year Ended December 31, 2016
IA	$26.62	$0.56	$1.05	$1.61	$(0.77)	$—	$(0.77)	$27.46	6.04%	$2,043,556	0.66%	0.64%	2.05%	25%
IB	26.99	0.50	1.07	1.57	(0.70)	—	(0.70)	27.86	5.79	275,925	0.91	0.89	1.80	25
For the Year Ended December 31, 2015
IA	$27.09	$0.51	$(0.46)	$0.05	$(0.52)	$—	$(0.52)	$26.62	0.18%	$2,210,938	0.65%	0.63%	1.87%	18%
IB	27.45	0.45	(0.47)	(0.02)	(0.44)	—	(0.44)	26.99	(0.07)	300,945	0.90	0.88	1.62	18

Financial Highlights
Hartford Capital Appreciation HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$39.89	$0.48	$11.47	$11.95	$(0.53)	$(5.26)	$(5.79)	$46.05	31.28%	$3,847,850	0.68%	0.68%	1.06%	56%
IB	39.28	0.36	11.28	11.64	(0.42)	(5.26)	(5.68)	45.24	30.96	474,982	0.93	0.93	0.81	56
IC	39.54	0.25	11.34	11.59	(0.42)	(5.26)	(5.68)	45.45	30.63	35,043	1.18	1.18	0.56	56
For the Year Ended December 31, 2018
IA	$48.16	$0.49	$(3.33)	$(2.84)	$(0.43)	$(5.00)	$(5.43)	$39.89	(6.96)%	$3,543,187	0.67%	0.67%	1.03%	73%
IB	47.48	0.37	(3.26)	(2.89)	(0.31)	(5.00)	(5.31)	39.28	(7.18)	432,334	0.92	0.92	0.77	73
IC	47.76	0.25	(3.26)	(3.01)	(0.21)	(5.00)	(5.21)	39.54	(7.41)	27,679	1.17	1.17	0.53	73
For the Year Ended December 31, 2017
IA	$42.05	$0.43	$8.83	$9.26	$(0.54)	$(2.61)	$(3.15)	$48.16	22.14%	$4,457,603	0.68%	0.68%	0.91%	75%
IB	41.50	0.30	8.70	9.00	(0.41)	(2.61)	(3.02)	47.48	21.82	569,615	0.93	0.93	0.66	75
IC	41.76	0.19	8.74	8.93	(0.32)	(2.61)	(2.93)	47.76	21.50	29,979	1.18	1.18	0.41	75
For the Year Ended December 31, 2016
IA	$44.44	$0.41	$1.94	$2.35	$(0.47)	$(4.27)	$(4.74)	$42.05	5.52%	$4,555,454	0.68%	0.68%	0.97%	103%
IB	43.93	0.30	1.90	2.20	(0.36)	(4.27)	(4.63)	41.50	5.24	558,022	0.93	0.93	0.72	103
IC	44.21	0.19	1.92	2.11	(0.29)	(4.27)	(4.56)	41.76	4.99	21,579	1.18	1.18	0.46	103
For the Year Ended December 31, 2015
IA	$54.71	$0.43	$0.38	$0.81	$(0.43)	$(10.65)	$(11.08)	$44.44	1.02%	$5,701,269	0.67%	0.67%	0.84%	75%
IB	54.20	0.30	0.39	0.69	(0.31)	(10.65)	(10.96)	43.93	0.79	641,548	0.92	0.92	0.59	75
IC	54.59	0.17	0.39	0.56	(0.29)	(10.65)	(10.94)	44.21	0.53	16,215	1.17	1.17	0.34	75

Financial Highlights
Hartford Disciplined Equity HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$13.59	$0.13	$4.26	$4.39	$(0.14)	$(1.87)	$(2.01)	$15.97	34.12%	$573,688	0.78%	0.78%	0.82%	15%
IB	13.44	0.09	4.20	4.29	(0.10)	(1.87)	(1.97)	15.76	33.76	80,224	1.03	1.03	0.57	15
For the Year Ended December 31, 2018
IA	$15.43	$0.11	$(0.27)	$(0.16)	$(0.11)	$(1.57)	$(1.68)	$13.59	(1.99)%	$501,718	0.78%	0.78%	0.72%	22%
IB	15.27	0.07	(0.26)	(0.19)	(0.07)	(1.57)	(1.64)	13.44	(2.23)	68,462	1.03	1.03	0.47	22
For the Year Ended December 31, 2017
IA	$14.30	$0.15	$2.83	$2.98	$(0.14)	$(1.71)	$(1.85)	$15.43	21.92%	$613,037	0.78%	0.78%	1.00%	30%
IB	14.17	0.11	2.80	2.91	(0.10)	(1.71)	(1.81)	15.27	21.63	84,377	1.03	1.03	0.76	30
For the Year Ended December 31, 2016
IA	$15.58	$0.11	$0.77	$0.88	$(0.13)	$(2.03)	$(2.16)	$14.30	5.76%	$587,089	0.79%	0.79%	0.76%	33%
IB	15.46	0.08	0.75	0.83	(0.09)	(2.03)	(2.12)	14.17	5.49	81,304	1.04	1.04	0.51	33
For the Year Ended December 31, 2015
IA	$20.99	$0.14	$1.41	$1.55	$(0.13)	$(6.83)	$(6.96)	$15.58	6.83%	$648,747	0.76%	0.76%	0.76%	29%
IB	20.88	0.10	1.40	1.50	(0.09)	(6.83)	(6.92)	15.46	6.59	91,844	1.01	1.01	0.51	29

Financial Highlights
Hartford Dividend and Growth HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$19.91	$0.41	$4.91	$5.32	$(0.40)	$(2.75)	$(3.15)	$22.08	28.60%	$2,916,542	0.68%	0.68%	1.85%	19%
IB	19.82	0.35	4.89	5.24	(0.35)	(2.75)	(3.10)	21.96	28.30	393,014	0.93	0.93	1.60	19
For the Year Ended December 31, 2018
IA	$23.95	$0.43	$(1.45)	$(1.02)	$(0.44)	$(2.58)	$(3.02)	$19.91	(5.32)%	$2,604,425	0.68%	0.68%	1.84%	28%
IB	23.85	0.37	(1.44)	(1.07)	(0.38)	(2.58)	(2.96)	19.82	(5.56)	356,601	0.93	0.93	1.59	28
For the Year Ended December 31, 2017
IA	$22.10	$0.41	$3.48	$3.89	$(0.38)	$(1.66)	$(2.04)	$23.95	18.36%	$3,179,540	0.68%	0.68%	1.75%	25%
IB	22.01	0.35	3.47	3.82	(0.32)	(1.66)	(1.98)	23.85	18.11	440,111	0.93	0.93	1.50	25
For the Year Ended December 31, 2016
IA	$22.09	$0.43	$2.67	$3.10	$(0.44)	$(2.65)	$(3.09)	$22.10	14.89%	$3,013,788	0.69%	0.69%	1.98%	20%
IB	22.02	0.38	2.65	3.03	(0.39)	(2.65)	(3.04)	22.01	14.58	438,200	0.94	0.94	1.73	20
For the Year Ended December 31, 2015
IA	$26.45	$0.46	$(0.70)	$(0.24)	$(0.43)	$(3.69)	$(4.12)	$22.09	(1.16)%	$2,991,811	0.67%	0.67%	1.84%	20%
IB	26.38	0.40	(0.70)	(0.30)	(0.37)	(3.69)	(4.06)	22.02	(1.41)	449,693	0.92	0.92	1.59	20

Financial Highlights
Hartford Global Growth HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$24.54	$0.11	$7.46	$7.57	$(0.12)	$(4.13)	$(4.25)	$27.86	32.61%	$438,288	0.80%	0.80%	0.40%	49%
IB	24.28	0.04	7.38	7.42	(0.04)	(4.13)	(4.17)	27.53	32.29	81,161	1.05	1.05	0.15	49
For the Year Ended December 31, 2018
IA	$27.89	$0.11	$(0.83)	$(0.72)	$(0.15)	$(2.48)	$(2.63)	$24.54	(3.81)%	$375,825	0.80%	0.80%	0.37%	55%
IB	27.63	0.04	(0.83)	(0.79)	(0.08)	(2.48)	(2.56)	24.28	(4.07)	71,370	1.05	1.05	0.12	55
For the Year Ended December 31, 2017
IA	$22.14	$0.14	$6.99	$7.13	$(0.14)	$(1.24)	$(1.38)	$27.89	32.73%	$432,581	0.81%	0.81%	0.56%	58%
IB	21.95	0.08	6.91	6.99	(0.07)	(1.24)	(1.31)	27.63	32.37	84,442	1.06	1.06	0.31	58
For the Year Ended December 31, 2016
IA	$24.39	$0.13	$0.40	$0.53	$(0.17)	$(2.61)	$(2.78)	$22.14	1.95%	$347,375	0.82%	0.82%	0.55%	65%
IB	24.19	0.07	0.39	0.46	(0.09)	(2.61)	(2.70)	21.95	1.71	72,531	1.07	1.07	0.30	65
For the Year Ended December 31, 2015
IA	$23.74	$0.15	$1.77	$1.92	$(0.13)	$(1.14)	$(1.27)	$24.39	8.04%	$392,302	0.81%	0.81%	0.62%	67%
IB	23.56	0.09	1.75	1.84	(0.07)	(1.14)	(1.21)	24.19	7.76	86,759	1.06	1.06	0.38	67

Financial Highlights
Hartford Growth Opportunities HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$33.79	$(0.09)	$9.99	$9.90	$—	$(8.25)	$(8.25)	$35.44	30.68%	$1,389,571	0.65%	0.65%	(0.22)%	66%
IB	32.19	(0.17)	9.48	9.31	—	(8.25)	(8.25)	33.25	30.35	152,577	0.90	0.90	(0.47)	66
IC	32.90	(0.27)	9.70	9.43	—	(8.25)	(8.25)	34.08	30.04	52,525	1.15	1.15	(0.72)	66
For the Year Ended December 31, 2018
IA	$38.42	$(0.05)	$1.17	$1.12	$—	$(5.75)	$(5.75)	$33.79	0.53%	$1,188,514	0.65%	0.65%	(0.12)%	118%
IB	36.91	(0.14)	1.17	1.03	—	(5.75)	(5.75)	32.19	0.29	132,629	0.90	0.90	(0.37)	118
IC	37.71	(0.25)	1.19	0.94	—	(5.75)	(5.75)	32.90	0.04	36,321	1.15	1.15	(0.62)	118
For the Year Ended December 31, 2017
IA	$29.83	$(0.05)	$9.09	$9.04	$—	$(0.45)	$(0.45)	$38.42	30.45%	$1,326,201	0.66%	0.66%	(0.15)%	99%
IB	28.74	(0.13)	8.75	8.62	—	(0.45)	(0.45)	36.91	30.14	149,212	0.91	0.91	(0.40)	99
IC	29.43	(0.22)	8.95	8.73	—	(0.45)	(0.45)	37.71	29.80	34,033	1.16	1.16	(0.65)	99
For the Year Ended December 31, 2016
IA	$34.86	$(0.04)	$0.06(5)	$0.02	$(0.15)	$(4.90)	$(5.05)	$29.83	(0.49)%	$1,145,176	0.65%	0.65%	(0.11)%	138%
IB	33.76	(0.11)	0.04(5)	(0.07)	(0.05)	(4.90)	(4.95)	28.74	(0.77)	132,149	0.90	0.90	(0.35)	138
IC	34.57	(0.19)	0.04(5)	(0.15)	(0.09)	(4.90)	(4.99)	29.43	(1.01)	25,550	1.15	1.15	(0.61)	138
For the Year Ended December 31, 2015
IA	$38.88	$0.02	$4.66	$4.68	$(0.05)	$(8.65)	$(8.70)	$34.86	11.74%	$1,197,187	0.65%	0.65%	0.05%	109%
IB	37.93	(0.08)	4.56	4.48	—	(8.65)	(8.65)	33.76	11.47	158,304	0.90	0.90	(0.20)	109
IC	38.75	(0.18)	4.65	4.47	—	(8.65)	(8.65)	34.57	11.18	20,495	1.16	1.16	(0.48)	109

Financial Highlights
Hartford Healthcare HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$20.56	$0.03	$6.31	$6.34	$—	$(3.23)	$(3.23)	$23.67	33.95%	$191,260	0.91%	0.91%	0.11%	42%
IB	19.44	(0.03)	5.94	5.91	—	(3.23)	(3.23)	22.12	33.68	41,992	1.16	1.16	(0.16)	42
For the Year Ended December 31, 2018
IA	$22.46	$—	$(0.41)	$(0.41)	$(0.02)	$(1.47)	$(1.49)	$20.56	(2.67)%	$249,144	0.89%	0.89%	(0.01)%	29%
IB	21.35	(0.06)	(0.38)	(0.44)	—	(1.47)	(1.47)	19.44	(2.96)	36,576	1.14	1.14	(0.26)	29
For the Year Ended December 31, 2017
IA	$21.46	$0.01	$4.69	$4.70	$—	$(3.70)	$(3.70)	$22.46	22.26%	$290,603	0.89%	0.89%	0.04%	18%
IB	20.60	(0.05)	4.50	4.45	—	(3.70)	(3.70)	21.35	21.96	44,796	1.14	1.14	(0.21)	18
For the Year Ended December 31, 2016
IA	$30.32	$0.01	$(2.37)	$(2.36)	$(0.99)	$(5.51)	$(6.50)	$21.46	(8.39)%	$246,494	0.89%	0.89%	0.05%	36%
IB	29.36	(0.05)	(2.30)	(2.35)	(0.90)	(5.51)	(6.41)	20.60	(8.64)	44,149	1.14	1.14	(0.20)	36
For the Year Ended December 31, 2015
IA	$30.02	$—	$4.08	$4.08	$—	$(3.78)	$(3.78)	$30.32	13.21%	$360,783	0.86%	0.86%	(0.01)%	38%
IB	29.23	(0.08)	3.99	3.91	—	(3.78)	(3.78)	29.36	12.98	62,644	1.11	1.11	(0.26)	38

Financial Highlights
Hartford High Yield HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$7.45	$0.43(6)	$0.67(6)	$1.10	$(0.51)	$—	$(0.51)	$8.04	15.06%	$192,532	0.77%	0.77%	5.39%(6)	41%
IB	7.32	0.40(6)	0.66(6)	1.06	(0.49)	—	(0.49)	7.89	14.73	58,734	1.02	1.02	5.14(6)	41
For the Year Ended December 31, 2018
IA	$8.20	$0.43	$(0.69)	$(0.26)	$(0.49)	$—	$(0.49)	$7.45	(3.44)%	$190,681	0.77%	0.77%	5.39%	26%
IB	8.06	0.41	(0.68)	(0.27)	(0.47)	—	(0.47)	7.32	(3.66)	58,726	1.02	1.02	5.14	26
For the Year Ended December 31, 2017
IA	$8.11	$0.45	$0.15	$0.60	$(0.51)	$—	$(0.51)	$8.20	7.60%	$230,101	0.77%	0.77%	5.42%	43%
IB	7.98	0.42	0.15	0.57	(0.49)	—	(0.49)	8.06	7.31	71,389	1.02	1.02	5.17	43
For the Year Ended December 31, 2016
IA	$7.55	$0.44	$0.62	$1.06	$(0.50)	$—	$(0.50)	$8.11	14.25%	$244,212	0.79%	0.79%	5.52%	41%
IB	7.43	0.41	0.62	1.03	(0.48)	—	(0.48)	7.98	13.99	77,573	1.04	1.04	5.27	41
For the Year Ended December 31, 2015
IA	$8.45	$0.45	$(0.79)	$(0.34)	$(0.56)	$—	$(0.56)	$7.55	(4.30)%	$251,313	0.76%	0.76%	5.40%	34%
IB	8.32	0.42	(0.77)	(0.35)	(0.54)	—	(0.54)	7.43	(4.56)	77,013	1.01	1.01	5.15	34

Financial Highlights
Hartford International Opportunities HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$13.91	$0.27	$3.30	$3.57	$(0.30)	$(0.62)	$(0.92)	$16.56	26.43%	$1,093,030	0.74%	0.74%	1.74%	88%
IB	14.09	0.24	3.35	3.59	(0.26)	(0.62)	(0.88)	16.80	26.14	135,655	0.99	0.99	1.48	88
For the Year Ended December 31, 2018
IA	$17.46	$0.26	$(3.49)	$(3.23)	$(0.32)	$—	$(0.32)	$13.91	(18.74)%	$1,000,295	0.73%	0.73%	1.55%	80%
IB	17.68	0.22	(3.53)	(3.31)	(0.28)	—	(0.28)	14.09	(18.96)	120,635	0.98	0.98	1.28	80
For the Year Ended December 31, 2017
IA	$14.14	$0.24	$3.31	$3.55	$(0.23)	$—	$(0.23)	$17.46	25.25%	$1,418,078	0.73%	0.73%	1.46%	91%
IB	14.31	0.21	3.35	3.56	(0.19)	—	(0.19)	17.68	24.99	162,442	0.98	0.98	1.28	91
For the Year Ended December 31, 2016
IA	$14.19	$0.24	$(0.06)	$0.18	$(0.23)	$—	$(0.23)	$14.14	1.26%	$1,086,762	0.76%	0.76%	1.74%	95%
IB	14.36	0.21	(0.07)	0.14	(0.19)	—	(0.19)	14.31	0.94	147,343	1.01	1.01	1.50	95
For the Year Ended December 31, 2015
IA	$14.13	$0.22	$0.06	$0.28	$(0.22)	$—	$(0.22)	$14.19	1.88%	$1,146,250	0.74%	0.74%	1.47%	68%
IB	14.29	0.18	0.06	0.24	(0.17)	—	(0.17)	14.36	1.65	171,538	0.99	0.99	1.21	68

Financial Highlights
Hartford MidCap HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$33.77	$0.05	$10.56	$10.61	$(0.07)	$(6.14)	$(6.21)	$38.17	32.87%	$2,045,156	0.69%	0.69%	0.12%	29%
IB	32.85	(0.05)	10.24	10.19	—	(6.14)	(6.14)	36.90	32.49	55,049	0.94	0.94	(0.12)	29
For the Year Ended December 31, 2018
IA	$40.10	$0.01	$(2.35)	$(2.34)	$(0.01)	$(3.98)	$(3.99)	$33.77	(7.44)%	$1,768,712	0.69%	0.69%	0.03%	35%
IB	39.18	(0.09)	(2.26)	(2.35)	—	(3.98)	(3.98)	32.85	(7.65)	46,186	0.94	0.94	(0.22)	35
For the Year Ended December 31, 2017
IA	$33.83	$0.01	$8.11	$8.12	$—	$(1.85)	$(1.85)	$40.10	24.47%	$2,156,044	0.70%	0.70%	0.02%	36%
IB	33.17	(0.08)	7.94	7.86	—	(1.85)	(1.85)	39.18	24.17	58,850	0.95	0.95	(0.23)	36
For the Year Ended December 31, 2016
IA	$33.66	$0.05	$3.80	$3.85	$(0.06)	$(3.62)	$(3.68)	$33.83	11.98%	$1,721,029	0.71%	0.71%	0.16%	32%
IB	33.11	(0.03)	3.72	3.69	(0.01)	(3.62)	(3.63)	33.17	11.69	93,567	0.96	0.96	(0.09)	32
For the Year Ended December 31, 2015
IA	$37.28	$0.03	$0.83	$0.86	$(0.03)	$(4.45)	$(4.48)	$33.66	1.60%	$1,647,715	0.70%	0.70%	0.08%	38%
IB	36.83	(0.06)	0.82	0.76	(0.03)	(4.45)	(4.48)	33.11	1.34	104,395	0.95	0.95	(0.16)	38

Financial Highlights
Hartford MidCap Growth HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$7.17	$(0.03)	$2.70	$2.67	$(0.05)	$(1.62)	$(1.67)	$8.17	39.79%	$86,859	0.92%	0.92%	(0.35)%	47%
IB	7.12	(0.05)	2.68	2.63	(0.02)	(1.62)	(1.64)	8.11	39.56	15,405	1.17	1.17	(0.60)	47
For the Year Ended December 31, 2018
IA	$8.81	$0.02	$(0.74)	$(0.72)	$(0.06)	$(0.86)	$(0.92)	$7.17	(10.05)%	$64,744	0.91%	0.91%	0.20%	160%
IB	8.75	—	(0.73)	(0.73)	(0.04)	(0.86)	(0.90)	7.12	(10.25)	11,363	1.16	1.16	(0.05)	160
For the Year Ended December 31, 2017
IA	$8.03	$0.08	$1.04	$1.12	$(0.07)	$(0.27)	$(0.34)	$8.81	14.43%	$84,144	0.92%	0.92%	0.91%	82%
IB	7.99	0.05	1.03	1.08	(0.05)	(0.27)	(0.32)	8.75	13.94	14,851	1.17	1.17	0.66	82
For the Year Ended December 31, 2016
IA	$7.45	$0.09	$1.09	$1.18	$(0.11)	$(0.49)	$(0.60)	$8.03	16.48%	$87,752	0.92%	0.92%	1.25%	96%
IB	7.40	0.07	1.09	1.16	(0.08)	(0.49)	(0.57)	7.99	16.33	17,125	1.17	1.17	1.01	96
For the Year Ended December 31, 2015
IA	$9.47	$0.12	$(0.46)	$(0.34)	$(0.12)	$(1.56)	$(1.68)	$7.45	(4.73)%	$79,379	0.88%	0.88%	1.39%	80%
IB	9.41	0.10	(0.46)	(0.36)	(0.09)	(1.56)	(1.65)	7.40	(4.97)	16,501	1.13	1.13	1.12	80

Financial Highlights
Hartford MidCap Value HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$9.93	$0.12	$2.74	$2.86	$(0.11)	$(1.49)	$(1.60)	$11.19	31.20%	$247,804	0.86%	0.82%	1.04%	51%
IB	9.88	0.09	2.72	2.81	(0.08)	(1.49)	(1.57)	11.12	30.88	73,025	1.11	1.07	0.79	51
For the Year Ended December 31, 2018
IA	$12.60	$0.08	$(1.76)	$(1.68)	$(0.13)	$(0.86)	$(0.99)	$9.93	(14.57)%	$216,868	0.85%	0.85%	0.63%	42%
IB	12.50	0.05	(1.75)	(1.70)	(0.06)	(0.86)	(0.92)	9.88	(14.77)	64,800	1.10	1.10	0.38	42
For the Year Ended December 31, 2017
IA	$12.00	$0.05	$1.47	$1.52	$(0.07)	$(0.85)	$(0.92)	$12.60	13.47%	$287,688	0.86%	0.86%	0.39%	32%
IB	11.91	0.02	1.46	1.48	(0.04)	(0.85)	(0.89)	12.50	13.18	87,149	1.11	1.11	0.14	32
For the Year Ended December 31, 2016
IA	$12.33	$0.07	$1.40	$1.47	$(0.07)	$(1.73)	$(1.80)	$12.00	12.82%	$289,872	0.86%	0.86%	0.61%	38%
IB	12.24	0.04	1.39	1.43	(0.03)	(1.73)	(1.76)	11.91	12.56	89,704	1.11	1.11	0.36	38
For the Year Ended December 31, 2015
IA	$14.60	$0.07	$(0.15)	$(0.08)	$(0.09)	$(2.10)	$(2.19)	$12.33	(1.21)%	$291,174	0.84%	0.84%	0.49%	29%
IB	14.50	0.03	(0.15)	(0.12)	(0.04)	(2.10)	(2.14)	12.24	(1.45)	91,720	1.09	1.09	0.24	29

Financial Highlights
Hartford Small Cap Growth HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$26.76	$0.03	$8.61	$8.64	$—	$(5.68)	$(5.68)	$29.72	35.81%	$954,063	0.64%	0.64%	0.11%	42%
IB	25.95	(0.04)	8.30	8.26	—	(5.68)	(5.68)	28.53	35.45	381,057	0.89	0.89	(0.14)	42
For the Year Ended December 31, 2018
IA	$32.13	$(0.01)	$(3.27)	$(3.28)	$—	$(2.09)	$(2.09)	$26.76	(11.70)%	$803,907	0.64%	0.64%	(0.03)%	86%
IB	31.28	(0.09)	(3.15)	(3.24)	—	(2.09)	(2.09)	25.95	(11.89)	312,475	0.89	0.89	(0.28)	86
For the Year Ended December 31, 2017
IA	$26.77	$(0.02)	$5.39	$5.37	$(0.01)	$—	$(0.01)	$32.13	20.07%	$960,690	0.65%	0.65%	(0.06)%	51%
IB	26.12	(0.09)	5.25	5.16	—	—	—	31.28	19.75	374,342	0.90	0.90	(0.31)	51
For the Year Ended December 31, 2016
IA	$24.93	$0.04	$2.98	$3.02	$(0.04)	$(1.14)	$(1.18)	$26.77	12.37%	$972,576	0.65%	0.65%	0.17%	51%
IB	24.38	(0.02)	2.90	2.88	—	(1.14)	(1.14)	26.12	12.08	226,557	0.90	0.90	(0.08)	51
For the Year Ended December 31, 2015
IA	$27.95	$0.07	$(0.02)	$0.05	$(0.02)	$(3.05)	$(3.07)	$24.93	(0.55)%	$913,414	0.65%	0.65%	0.25%	59%
IB	27.44	(0.01)	—	(0.01)	—	(3.05)	(3.05)	24.38	(0.79)	209,948	0.90	0.90	(0.03)	59

Financial Highlights
Hartford Small Company HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$18.38	$(0.05)	$6.36	$6.31	$—	$(4.24)	$(4.24)	$20.45	37.00%	$572,642	0.79%	0.79%	(0.23)%	79%
IB	16.94	(0.09)	5.83	5.74	—	(4.24)	(4.24)	18.44	36.77	51,691	1.04	1.04	(0.49)	79
For the Year Ended December 31, 2018
IA	$20.42	$(0.10)	$(0.46)	$(0.56)	$—	$(1.48)	$(1.48)	$18.38	(4.23)%	$473,098	0.78%	0.78%	(0.47)%	100%
IB	18.97	(0.15)	(0.40)	(0.55)	—	(1.48)	(1.48)	16.94	(4.51)	46,402	1.03	1.03	(0.73)	100
For the Year Ended December 31, 2017
IA	$16.16	$(0.06)	$4.32	$4.26	$—	$—	$—	$20.42	26.36%	$551,010	0.78%	0.78%	(0.33)%	107%
IB	15.05	(0.10)	4.02	3.92	—	—	—	18.97	26.05	57,193	1.03	1.03	(0.58)	107
For the Year Ended December 31, 2016
IA	$17.52	$(0.01)	$0.33(5)	$0.32	$—	$(1.68)	$(1.68)	$16.16	2.04%	$834,044	0.76%	0.76%	(0.08)%	94%
IB	16.47	(0.05)	0.31(5)	0.26	—	(1.68)	(1.68)	15.05	1.81	73,108	1.01	1.01	(0.34)	94
For the Year Ended December 31, 2015
IA	$23.33	$(0.02)	$(1.43)	$(1.45)	$—	$(4.36)	$(4.36)	$17.52	(8.21)%	$1,117,778	0.71%	0.71%	(0.11)%	88%
IB	22.24	(0.07)	(1.34)	(1.41)	—	(4.36)	(4.36)	16.47	(8.45)	98,501	0.96	0.96	(0.36)	88

Financial Highlights
Hartford Stock HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$78.10	$1.43	$22.40	$23.83	$(1.46)	$(7.89)	$(9.35)	$92.58	31.22%	$1,375,643	0.51%	0.51%	1.59%	15%
IB	78.11	1.20	22.39	23.59	(1.24)	(7.89)	(9.13)	92.57	30.89	133,951	0.76	0.76	1.34	15
For the Year Ended December 31, 2018
IA	$79.57	$1.31	$(1.45)	$(0.14)	$(1.33)	$—	$(1.33)	$78.10	(0.14)%	$1,201,873	0.51%	0.51%	1.60%	22%
IB	79.54	1.10	(1.43)	(0.33)	(1.10)	—	(1.10)	78.11	(0.38)	120,176	0.76	0.76	1.34	22
For the Year Ended December 31, 2017
IA	$67.55	$1.30	$12.10	$13.40	$(1.38)	$—	$(1.38)	$79.57	19.85%	$1,378,245	0.52%	0.52%	1.76%	14%
IB	67.53	1.11	12.08	13.19	(1.18)	—	(1.18)	79.54	19.54	143,370	0.77	0.77	1.51	14
For the Year Ended December 31, 2016
IA	$64.06	$1.14	$3.61	$4.75	$(1.26)	$—	$(1.26)	$67.55	7.41%	$1,312,626	0.52%	0.52%	1.72%	29%
IB	64.03	0.97	3.61	4.58	(1.08)	—	(1.08)	67.53	7.14	140,317	0.77	0.77	1.47	29
For the Year Ended December 31, 2015
IA	$63.49	$1.19	$0.56	$1.75	$(1.18)	$—	$(1.18)	$64.06	2.74%	$1,388,110	0.51%	0.51%	1.86%	23%
IB	63.46	1.03	0.54	1.57	(1.00)	—	(1.00)	64.03	2.48	155,722	0.76	0.76	1.61	23

Financial Highlights
Hartford Total Return Bond HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$10.76	$0.36(7)	$0.77(7)	$1.13	$(0.45)	$—	$(0.45)	$11.44	10.65%	$1,873,182	0.51%	0.51%	3.16%(7)	61%
IB	10.70	0.33(7)	0.77(7)	1.10	(0.42)	—	(0.42)	11.38	10.32	214,338	0.76	0.76	2.91(7)	61
For the Year Ended December 31, 2018
IA	$11.32	$0.35	$(0.43)	$(0.08)	$(0.44)	$(0.04)	$(0.48)	$10.76	(0.81)%	$1,871,299	0.51%	0.51%	3.23%	53%
IB	11.25	0.33	(0.43)	(0.10)	(0.41)	(0.04)	(0.45)	10.70	(0.91)	215,123	0.76	0.76	2.98	53
For the Year Ended December 31, 2017
IA	$11.09	$0.34	$0.23	$0.57	$(0.34)	$—	$(0.34)	$11.32	5.16%	$2,157,506	0.51%	0.51%	2.99%	89%
IB	11.03	0.31	0.22	0.53	(0.31)	—	(0.31)	11.25	4.80	248,785	0.76	0.76	2.74	89
For the Year Ended December 31, 2016
IA	$10.93	$0.36	$0.13	$0.49	$(0.29)	$(0.04)	$(0.33)	$11.09	4.49%	$2,244,505	0.52%	0.52%	3.16%	36%
IB	10.87	0.33	0.13	0.46	(0.26)	(0.04)	(0.30)	11.03	4.22	262,187	0.77	0.77	2.91	36
For the Year Ended December 31, 2015
IA	$11.63	$0.33	$(0.39)	$(0.06)	$(0.36)	$(0.28)	$(0.64)	$10.93	(0.59)%	$2,448,280	0.51%	0.51%	2.88%	66%
IB	11.56	0.30	(0.39)	(0.09)	(0.32)	(0.28)	(0.60)	10.87	(0.81)	295,006	0.76	0.76	2.63	66

Financial Highlights
Hartford Ultrashort Bond HLS Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$10.10	$0.23		$0.05	$0.28	$(0.19)	$—	$(0.19)	$10.19	2.81%	$393,590	0.45%	0.45%	2.21%	70%
IB	10.09	0.20		0.06	0.26	(0.17)	—	(0.17)	10.18	2.54	57,142	0.70	0.70	1.96	70
For the Year Ended December 31, 2018
IA	$10.06	$0.18		$(0.02)	$0.16	$(0.12)	$—	$(0.12)	$10.10	1.57%	$437,160	0.45%	0.45%	1.77%	51%
IB	10.05	0.15		(0.02)	0.13	(0.09)	—	(0.09)	10.09	1.27	64,859	0.70	0.70	1.52	51
For the Year Ended December 31, 2017
IA	$10.04	$0.10	$	—(5)	$0.10	$(0.08)	$—	$(0.08)	$10.06	1.01%	$460,643	0.45%	0.45%	1.00%	60%
IB	10.02	0.07		0.01(5)	0.08	(0.05)	—	(0.05)	10.05	0.80	65,424	0.70	0.70	0.75	60
For the Year Ended December 31, 2016
IA	$9.99	$0.06		$0.04	$0.10	$(0.05)	$—	$(0.05)	$10.04	0.97%	$533,091	0.45%	0.45%	0.61%	51%
IB	9.97	0.04		0.02	0.06	(0.01)	—	(0.01)	10.02	0.64	78,658	0.70	0.70	0.35	51
For the Year Ended December 31, 2015
IA	$10.01	$0.03		$(0.02)	$0.01	$(0.03)	$—	$(0.03)	$9.99	0.13%	$611,087	0.43%	0.43%	0.33%	35%
IB	9.98	0.01		(0.02)	(0.01)	—	—	—	9.97	(0.09)	96,970	0.68	0.68	0.08	35

Financial Highlights
Hartford U.S. Government Securities HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$10.05	$0.21	$0.32	$0.53	$(0.27)	$—	$(0.27)	$10.31	5.22%	$265,860	0.51%	0.51%	2.07	44%
IB	10.04	0.19	0.31	0.50	(0.24)	—	(0.24)	10.30	4.93	55,524	0.76	0.76	1.82	44
For the Year Ended December 31, 2018
IA	$10.21	$0.21	$(0.13)	$0.08	$(0.24)	$—	$(0.24)	$10.05	0.85%	$286,243	0.52%	0.52%	2.08%	42%
IB	10.20	0.18	(0.13)	0.05	(0.21)	—	(0.21)	10.04	0.55	59,340	0.77	0.77	1.83	42
For the Year Ended December 31, 2017
IA	$10.30	$0.19	$(0.05)	$0.14	$(0.23)	$—	$(0.23)	$10.21	1.32%	$329,889	0.51%	0.51%	1.79%	109%
IB	10.28	0.16	(0.04)	0.12	(0.20)	—	(0.20)	10.20	1.11	70,185	0.76	0.76	1.54	109
For the Year Ended December 31, 2016
IA	$10.34	$0.18	$(0.02)(5)	$0.16	$(0.20)	$—	$(0.20)	$10.30	1.54%	$368,740	0.51%	0.51%	1.67%	81%
IB	10.32	0.15	(0.02)(5)	0.13	(0.17)	—	(0.17)	10.28	1.27	79,489	0.76	0.76	1.42	81
For the Year Ended December 31, 2015
IA	$10.37	$0.16	$—	$0.16	$(0.19)	$—	$(0.19)	$10.34	1.56%	$412,060	0.49%	0.49%	1.53%	42%
IB	10.34	0.13	0.01	0.14	(0.16)	—	(0.16)	10.32	1.35	90,088	0.74	0.74	1.28	42

Financial Highlights
Hartford Value HLS Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended December 31, 2019
IA	$12.81	$0.25	$3.08	$3.33	$(0.28)	$(1.50)	$(1.78)	$14.36	27.71%	$382,127	0.72%	0.72%	1.76%	43%
IB	12.79	0.21	3.08	3.29	(0.24)	(1.50)	(1.74)	14.34	27.46	61,944	0.97	0.97	1.51	43
For the Year Ended December 31, 2018
IA	$16.05	$0.28	$(1.75)	$(1.47)	$(0.25)	$(1.52)	$(1.77)	$12.81	(10.18)%	$353,040	0.71%	0.71%	1.80%	28%
IB	16.02	0.24	(1.74)	(1.50)	(0.21)	(1.52)	(1.73)	12.79	(10.40)	58,204	0.96	0.96	1.55	28
For the Year Ended December 31, 2017
IA	$15.27	$0.25	$1.98	$2.23	$(0.28)	$(1.17)	$(1.45)	$16.05	15.44%	$450,788	0.80%	0.80%	1.56%	14%
IB	15.26	0.21	1.96	2.17	(0.24)	(1.17)	(1.41)	16.02	15.04	75,698	1.05	1.05	1.31	14
For the Year Ended December 31, 2016
IA	$15.58	$0.28	$1.75	$2.03	$(0.26)	$(2.08)	$(2.34)	$15.27	13.69%	$446,411	0.80%	0.80%	1.83%	15%
IB	15.57	0.24	1.75	1.99	(0.22)	(2.08)	(2.30)	15.26	13.46	77,796	1.05	1.05	1.58	15
For the Year Ended December 31, 2015
IA	$16.89	$0.26	$(0.77)	$(0.51)	$(0.26)	$(0.54)	$(0.80)	$15.58	(3.08)%	$455,713	0.78%	0.78%	1.56%	19%
IB	16.88	0.22	(0.77)	(0.55)	(0.22)	(0.54)	(0.76)	15.57	(3.35)	80,052	1.03	1.03	1.30	19

Financial Highlights Footnotes
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)
The figures do not include sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees would lower the Fund’s performance.

(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(4)
FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and an increase to ratio of net investment income to average net assets for less than 0.005% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.

(5)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(6)
FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was an increase to net investment income per share for $0.01, decrease to net realized and unrealized gain (loss) to investments for $(0.01) and an increase to ratio of net investment income to average net assets of 0.07% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.

(7)
FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of  (0.01)% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund's investments is available in that Fund’s annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds P.O. Box 219060 Kansas City, MO 64121-9060
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
On the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy website at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information website at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at https://tools.finra.org/fund_analyzer/?rr=1.
Net Asset Value
Each Fund’s net asset value is available on a daily basis on the Funds’ website at hartfordfunds.com.

SEC File Numbers
Hartford Series Fund, Inc. 811-08629
Hartford HLS Series Fund II, Inc. 811-04615
HLSPRO20
May 1, 2020

COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD HLS FUNDS

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus, as may be amended, restated or supplemented from time to time, of the series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” and together, the “Companies”). Each Company is an open-end management investment company currently consisting of fifteen and four separate series, respectively. This SAI relates only to the series of the Companies listed below (each an “HLS Fund” or a “Fund” and collectively, the “HLS Funds” or “Funds”).

HARTFORD SERIES FUND, INC.

	Class IA	Class IB	Class IC
Hartford Balanced HLS Fund	HADAX	HAIBX	-----
Hartford Capital Appreciation HLS Fund	HIACX	HIBCX	HCPCX
Hartford Disciplined Equity HLS Fund	HIAGX	HBGIX	-----
Hartford Dividend and Growth HLS Fund	HIADX	HDGBX	-----
Hartford Global Growth HLS Fund	HIALX	HBGLX	-----
Hartford Healthcare HLS Fund	HIAHX	HBGHX	-----
Hartford High Yield HLS Fund	HIAYX	HBHYX	-----
Hartford International Opportunities HLS Fund	HIAOX	HBIOX	-----
Hartford MidCap HLS Fund	HIMCX	HBMCX	-----
Hartford MidCap Value HLS Fund	HMVIX	HBMVX	-----
Hartford Small Company HLS Fund	HIASX	HDMBX	-----
Hartford Stock HLS Fund	HSTAX	HIBSX	-----
Hartford Total Return Bond HLS Fund	HIABX	HBNBX	-----
Hartford Ultrashort Bond HLS Fund	HUBAX	HUBBX	-----
Hartford Value HLS Fund	HIAVX	HBVLX	-----

HARTFORD HLS SERIES FUND II, INC.

	Class IA	Class IB	Class IC
Hartford Growth Opportunities HLS Fund	HAGOX	HBGOX	HCGOX
Hartford MidCap Growth HLS Fund	HMCSX	HMCVX	-----
Hartford Small Cap Growth HLS Fund	HISCX	HBSGX	-----
Hartford U.S. Government Securities HLS Fund	HAUSX	HBUSX	-----

The Funds’ prospectus is incorporated by reference into this SAI. This SAI is incorporated by reference in its entirety into the prospectus. The Funds’ audited financial statements and the notes thereto, which are included in the Funds’ Annual Report to shareholders dated December 31, 2019 are incorporated into this SAI by reference. The Annual Report for series of Hartford Series Fund, Inc. was filed with the SEC and is available at http://www.sec.gov/Archives/edgar/data/1053425/000119312520064092/d791974dncsr.htm. The Annual Report for the series of Hartford HLS Series Fund II, Inc. was filed with the SEC and is available at http://www.sec.gov/Archives/edgar/data/790558/000119312520064102/d791966dncsr.htm. A free copy of the Annual and Semi-Annual Report and the Funds’ prospectus is available on the Funds’ website at hartfordfunds.com/hls, upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060 or by calling 1-888-843-7824.

Date of Prospectus: May 1, 2020, as may be amended, restated or supplemented from time to time

Date of Statement of Additional Information: May 1, 2020

1

2

GENERAL INFORMATION

This SAI relates to all of the Funds on the cover page. Each Fund, except Hartford Growth Opportunities HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Small Cap Growth HLS Fund and Hartford U.S. Government Securities HLS Fund, is an investment portfolio (series) of Hartford Series Fund, Inc., a Maryland corporation. Hartford Growth Opportunities HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Small Cap Growth HLS Fund and Hartford U.S. Government Securities HLS Fund are investment portfolios (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation. This SAI relates to Class IA, IB and IC shares. Each Fund offers the classes set forth in the table on the cover page next to its name.

The Board of Directors of the relevant Company (the “Board of Directors” or “Board”) may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes. A reference to the “Board of Directors” shall refer to the Board of Directors of the Company in question (or, as the case may be, to the Board of Directors of the Company of which the HLS Fund in question is a series).

The year of each HLS Fund’s organization is indicated below:

Funds	Year of Organization
Hartford Balanced HLS Fund (“Balanced HLS Fund”)*	1983
Hartford Capital Appreciation HLS Fund (“Capital Appreciation HLS Fund”) *	1983
Hartford Disciplined Equity HLS Fund (“Disciplined Equity HLS Fund”)	1998
Hartford Dividend and Growth HLS Fund (“Dividend and Growth HLS Fund”)*	1994
Hartford Global Growth HLS Fund (“Global Growth HLS Fund”)	1998
Hartford Growth Opportunities HLS Fund (“Growth Opportunities HLS Fund”)**	1987
Hartford Healthcare HLS Fund (“Healthcare HLS Fund”)	2000
Hartford High Yield HLS Fund (“High Yield HLS Fund”)	1998
Hartford International Opportunities HLS Fund (“International Opportunities HLS Fund”)*	1990
Hartford MidCap HLS Fund (“MidCap HLS Fund”)*	1997
Hartford MidCap Growth HLS Fund (“MidCap Growth HLS Fund”)**	1998
Hartford MidCap Value HLS Fund (“MidCap Value HLS Fund”)	2001
Hartford Small Cap Growth HLS Fund (“Small Cap Growth HLS Fund”)**	1994
Hartford Small Company HLS Fund (“Small Company HLS Fund”)*	1996
Hartford Stock HLS Fund (“Stock HLS Fund”)*	1977
Hartford Total Return Bond HLS Fund (“Total Return Bond HLS Fund”)*	1977
Hartford Ultrashort Bond HLS Fund (“Ultrashort Bond HLS Fund”)*	1980
Hartford U.S. Government Securities HLS Fund (“U.S. Government Securities HLS Fund”)**	1987
Hartford Value HLS Fund (“Value HLS Fund”)	2001
*	Prior to their reorganizations as series of a Maryland corporation on August 28, 2002, these HLS Funds were each organized as a separate Maryland corporation.
**	Prior to their reorganizations as series of a Maryland corporation on April 30, 2002, these HLS Funds were each organized as a series of a Minnesota corporation.

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each HLS Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control HFMC through its indirect ownership of such entity. In addition, Wellington Management Company LLP (“Wellington Management” or the “sub-adviser”) is the sub-adviser to each HLS Fund and performs the daily investment of the assets for each HLS Fund.

HFMC also serves as the investment manager to the series of each of the following registrants: Hartford Funds Exchange-Traded Trust, The Hartford Mutual Funds, Inc., and Hartford Schroders Opportunistic Income Fund. HFMC also serves as the investment manager to certain series of The Hartford Mutual Funds II, Inc. Hartford Funds Distributors, LLC (“HFD” or the “distributor”), an indirect subsidiary of The Hartford, is principal underwriter to the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Retail Funds”) and the HLS Funds. The Hartford may be deemed to control HFD through the indirect ownership of such entity. Some of the Retail Funds have names and investment objectives and strategies similar to those of certain Funds described in this SAI. The HLS Funds are not duplicates of the Retail Funds and their performance will differ. The Retail Funds are separate funds and should not be confused with the Hartford HLS Funds’ investment options described in this SAI.

Investments in the HLS Funds are not:

•     Deposits or obligations of any bank;

•     Guaranteed or endorsed by any bank; or

3

•     Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

The prospectus and SAI do not purport to create any contractual obligations between a Company or any HLS Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the HLS Funds, including contracts with the Investment Manager or other parties who provide services to the HLS Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each HLS Fund are described in each HLS Fund’s prospectus. Additional information concerning certain of the HLS Funds’ investments, strategies and risks is set forth below. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, each HLS Fund’s investment objective and the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.       FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

Each HLS Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to an HLS Fund without the approval of a majority of the HLS Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectus and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of an HLS Fund (or a class of the outstanding shares of an HLS Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the HLS Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the HLS Fund (or of the class). Unless otherwise provided below, all references below to the assets of each HLS Fund are in terms of current market value.

Each HLS Fund:

1.	will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
2.	will not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction, except that Healthcare HLS Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services;
3.	will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;
4.	will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the HLS Fund may be deemed an underwriter under applicable laws;
5.	will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;
6.	will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the HLS Fund's prospectus and SAI.

B.       NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE HLS FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors without shareholder approval.

Each HLS Fund may not:

1.	Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the HLS Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.
2.	Purchase securities on margin except to the extent permitted by applicable law.
3.	Purchase securities while outstanding borrowings exceed 5% of the HLS Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, and other investments or transactions described in the HLS Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.
4.	Make short sales of securities or maintain a short position, except to the extent permitted by the HLS Fund’s prospectus and SAI, as amended from time to time, and applicable law.
4

5.	Invest more than 15% of the HLS Fund’s net assets in illiquid securities.

C.       NON-FUNDAMENTAL TAX RESTRICTIONS OF THE HLS FUNDS

The tax-related limitations discussed below are subject to cure provisions under applicable tax laws and may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax law requirements.

Each HLS Fund must:

1.	Maintain its assets so that, at the close of each quarter of its taxable year,
(a)	at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and
(b)	no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.
2.	Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

(a) no more than 55% of the value of the assets in the HLS Fund is represented by any one investment,

(b) no more than 70% of the value of the assets in the HLS Fund is represented by any two investments,

(c) no more than 80% of the value of the assets in the HLS Fund is represented by any three investments, and

(d) no more than 90% of the value of the total assets of the HLS Fund is represented by any four investments.

In determining whether the above diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.       CLASSIFICATION

Each HLS Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such HLS Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such HLS Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.       ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS

The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.

With respect to percentage restrictions on investments described in this SAI or in the prospectus, except with respect to the limitations on borrowing from banks set forth above under “Fundamental Investment Restrictions of the HLS Funds,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.

With respect to investment restriction A.2, the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.

With respect to investment restriction A.5, the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets.

With respect to investment restriction A.6, although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to

5

physical commodities does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.

F.       CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The rules under the Commodity Exchange Act require that HFMC either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the Commodity Futures Trading Commission (“CFTC”) as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Under current CFTC rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

The Investment Manager, on behalf of each HLS Fund, except Total Return Bond HLS Fund, has currently elected not to register the Funds with the CFTC as a commodity pool. As a result, each Fund, except Total Return Bond HLS Fund, will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the HLS Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the HLS Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in-the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the HLS Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses). This election for each Fund may be changed at any time. If a Fund operates subject to CFTC regulation, it may incur additional expenses.

The Board may convert any HLS Fund to a master-feeder structure without shareholder approval and with advance notice to the Fund’s shareholders. Under a master-feeder structure, an HLS Fund (i.e., feeder fund) would seek to achieve its investment objective by, instead of investing in portfolio securities directly, investing all or a portion of its investable assets in another open-end investment management company (i.e., master fund) with substantially the same investment objective, restrictions and policies.

6

INVESTMENT RISKS

The investment objective and principal investment strategies for each HLS Fund are discussed in each HLS Fund’s prospectus. Certain descriptions in each HLS Fund’s prospectus and this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument that the HLS Funds may purchase are meant to describe the spectrum of investments that an HLS Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the HLS Fund’s portfolio assets in accordance with the HLS Fund’s investment objective, policies, and restrictions. The sub-adviser, in its discretion, may employ any such practice, technique, or instrument for one or more of the HLS Funds, but not for all of the HLS Funds, for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets. The table and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the HLS Funds may use, and the risks and considerations associated with those investments and investment strategies. The information below does not describe every type of investment, technique or risk to which a HLS Fund may be exposed. Please see each HLS Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each HLS Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with an HLS Fund’s investments and/or investment strategies applies only to those HLS Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI.

	Balanced HLS	Capital Appreciation HLS	Disciplined Equity HLS	Dividend and Growth HLS	Global Growth HLS	Growth Opportunities HLS	Healthcare HLS	High Yield HLS	International Opportunities HLS	MidCap HLS	MidCap Growth HLS	MidCap Value HLS	Small Cap Growth HLS	Small Company HLS	Stock HLS	Total Return Bond HLS	U.S. Government Securities HLS	Ultrashort Bond HLS	Value HLS
Active Investment Management Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk	X	X			X			X					X	X		X
Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk	X															X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X							X								X	X	X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X
Credit Risk Transfer Securities Risk	X							X								X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X
Inflation-Linked Instruments																X		X
Hybrid Instruments	X	X						X								X		X
Credit-Linked Securities	X							X								X
Indexed Securities and Structured Notes								X								X
Event-Linked Bonds																X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X	X			X	X	X		X	X		X				X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X			X
Exchange-Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk		X			X	X					X		X	X
7

	Balanced HLS	Capital Appreciation HLS	Disciplined Equity HLS	Dividend and Growth HLS	Global Growth HLS	Growth Opportunities HLS	Healthcare HLS	High Yield HLS	International Opportunities HLS	MidCap HLS	MidCap Growth HLS	MidCap Value HLS	Small Cap Growth HLS	Small Company HLS	Stock HLS	Total Return Bond HLS	U.S. Government Securities HLS	Ultrashort Bond HLS	Value HLS
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X		X	X	X		X		X	X
Distressed Securities								X						X		X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk							X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X			X
Interest Rate Risk	X							X								X	X	X
Interfund Lending Program	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities																X	X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
LIBOR Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations	X							X								X		X
Floating Rate Loans								X								X		X
Loan Participations	X							X								X		X
Senior Loans								X								X		X
Unsecured Loans Risk								X								X		X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (MLP) Risk	X	X				X		X			X			X		X
Mid Cap Securities Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X				X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X
Municipal Securities								X								X	X	X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Investments in Public Equity (PIPEs)		X	X	X		X	X	X	X	X	X	X	X	X		X
Quantitative Investing Risk			X			X							X			X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Regional/Country Focus Risk					X				X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk		X			X	X			X	X	X	X	X	X					X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X
Small Capitalization Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X				X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Structured Securities	X	X	X	X	X	X	X	X	X	X		X	X	X		X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk	X							X								X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X
Value Investing Style Risk	X	X		X								X							X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
8

ACTIVE INVESTMENT MANAGEMENT RISK. The risk that, if the investment decisions and strategy of the sub-adviser do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the sub-adviser about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The sub-adviser’s investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance. A Fund's sub-adviser may consider certain environmental, social and/or governance factors (ESG) as part of its decision to buy and sell securities. Such consideration may fail to produce the intended result and, as a result, the Fund may underperform funds that do not consider ESG factors.

ACTIVE TRADING RISK. Active or frequent trading of a Fund’s portfolio securities could increase a Fund’s transaction costs (thus adversely affecting performance).

ASSET ALLOCATION RISK. A Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying investments. Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and investments does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.

Collateralized Debt Obligations (CDOs). A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO,

9

CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (“SPE”) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid investments and subject to Rule 22e-4’s restrictions on investments in illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

ASSET SEGREGATION. To the extent required by the SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

BOND FORWARDS RISK. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

BORROWING. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

Each Fund participates in a 364-day committed line of credit pursuant to a credit agreement. Each such Fund may borrow under the line of credit for temporary or emergency purposes.

CALL RISK. Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.

Commodities Regulatory Risk. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. In addition, certain derivatives (for example, interest rate swaps) are considered to be commodities for regulatory purposes. The CFTC

10

and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives.

CONVERTIBLE SECURITIES. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).

Contingent Convertibles. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Synthetic Convertibles. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

COUNTERPARTY Risk. With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the

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issuer and the terms of the obligation. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, in 2011, the long-term U.S. credit rating was downgraded by at least one major rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations and this event introduced greater uncertainty about the future ability of the U.S. to repay its obligations due to political or other developments. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

CREDIT RISK TRANSFER SECURITIES RISK. Credit risk transfer (“CRT”) securities are fixed income securities that transfer the credit risk related to certain types of mortgage backed securities (“MBS”) to the owner of the CRT. If the underlying mortgages default, the principal of the CRT securities is used to pay back holders of the MBS. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to a Fund. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of default by the underlying mortgages.

CURRENCY RISK. The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that the Fund invests in foreign securities or currencies that are economically tied to emerging market countries.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the investment manager, the sub-adviser, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the investment manager, the sub-adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The investment manager, the sub-adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the investment manager, the sub-adviser, or their affiliates controls the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs). A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. A Fund may also invest in depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.

A Fund may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions

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may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

Certain Funds may use instruments called derivatives or derivative instruments. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.

A Fund may use derivatives for cash flow management or, as part of its overall investment strategy, to seek to replicate the performance of a particular index or to enhance returns. The use of derivatives to enhance returns is considered speculative because a Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective. No Fund is required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

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Options Contracts

An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). A Fund may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. A Fund may only write “covered” options. The sections below describe certain types of options and related techniques that the Funds may use.

Call Options. A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

A Fund is also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, a Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, a Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options. A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

A Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, a Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, a Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles. A Fund may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of

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values. A Fund may also write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices. A Fund is permitted to invest in options on any index made up of securities or other instruments in which the Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options. There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices. The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time. The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but

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not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures, and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options. The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Additional Considerations of Commodity Futures Contracts. In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

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Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars. An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa). For example, a $10 million London Interbank Offered Rate (“LIBOR”) swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors. In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level. In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level. An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps. A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.

Currency Swaps. A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). A Fund may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire

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notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world. The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets. CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments). The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments. A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See “Inflation-Linked Instruments” herein.

Swaptions. A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Risks Associated with Swaps and Swaptions. Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit a Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund

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will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. See “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations of OTC Transactions” below.

Inflation-Linked Instruments

A Fund is permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the U.K. Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. The sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with more traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than more traditional investments and, depending on the structure of the particular hybrid, may expose a Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments a Fund may use in seeking to achieve its investment objective. The sub-adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not

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only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds. A Fund may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a Fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Risk Factors in Derivative Instruments” below.

Foreign Currency Transactions

A Fund also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. A Fund may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and/or to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts. A Fund may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” a Fund uses a forward contract to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, a Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

A Fund may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Forward Rate Agreements. A Fund may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable. These instruments are traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.

Currency Swaps, Options and Futures. In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions – Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

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Additional Risks Associated with Foreign Currency Transactions. It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and reduce its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.

The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Proposed SEC Regulatory Change - In late November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the SEC’s asset segregation and coverage rules and guidance. Instead of complying with current requirements, funds would need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing requirements and requirements related to board reporting. These new

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requirements would apply unless a fund qualified as a “limited derivatives user,” as defined in the SEC’s proposal. Reverse repurchase agreements would continue to be subject to the current asset coverage requirements, and a fund trading reverse repurchase agreements would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a fund’s asset coverage ratio. Reverse repurchase agreements would not be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK. Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends. A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.

DOLLAR ROLLS. A Fund may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent that the price received for the securities sold is higher than the forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique would adversely affect the Fund’s investment performance. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a Fund’s sub-adviser to predict interest rates correctly. There can be no assurance that dollar rolls can be successfully employed. In addition, if a Fund uses dollar rolls while remaining substantially fully invested, the amount of a Fund’s assets that are subject to market risk would exceed such Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

EXCHANGE-TRADED FUNDS (ETFs). ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE Arca, Cboe BZX, and NASDAQ) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the

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risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Generally, a Fund will not purchase securities of an investment company (which would include an ETF) if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Funds may rely on these exemptive orders to invest in ETFs. Please see “Other Investment Companies” below.

EXCHANGE-TRADED NOTES (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES. Certain Funds are permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Geopolitical events in the European Union and in China may disrupt securities markets and adversely affect global economies and markets. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence

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among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries. If any member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.

The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets.  These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s departure may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes. A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.

Government Intervention in Financial Markets. From time to time, governments – including the U.S. Government, may take actions that directly affect the financial markets. During the 2008 global financial crisis, for example, instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases

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further remedial legislation, by deferring their resolution to a future date. This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser, as applicable, will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH INVESTING STYLE RISK. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. The price of a growth company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. For example, the Patient Protection and Affordable Care Act was enacted in 2010 and the long-term impact of this legislation or of other healthcare-related proposals that might be proposed or enacted in the future on healthcare-related companies cannot be accurately predicted.

HIGH YIELD INVESTMENTS (“JUNK BONDS”). Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”. Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security

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or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Distressed Securities. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.

ILLIQUID INVESTMENTS. An illiquid investment means an investment that a Fund’s sub-adviser reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. A Fund may not be able to sell illiquid investments or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to OTC securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

INDUSTRY CONCENTRATION RISK. Because a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.

INFLATION PROTECTED DEBT SECURITIES. A Fund may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity. Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities. Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities, such as CIPS, may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

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The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS. The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.

INTEREST RATE RISK. Interest rate risk is the risk that an investment held by a Fund may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Interest rates in the United States are near historic lows. This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions, in which interest rates remain near historic lows. To the extent the Federal Reserve Board (the “Fed”) raises interest rates, there is a risk that interest rates across the U.S. financial system may rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

INTERFUND LENDING PROGRAM. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.

The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately

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after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

No Fund may lend to another Fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending Fund’s net assets.

Funds participating in the interfund lending program are subject to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. As of April 1, 2020, each Fund does not engage in interfund lending.

INVERSE FLOATING RATE SECURITIES. Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate. Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.

A Fund may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third-parties. This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond. If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond. The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates. In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction. The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments. See “Derivative Instruments” herein.

INVESTMENT GRADE SECURITIES. A Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENTS IN EMERGING MARKET SECURITIES. A Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Unless otherwise stated in a Fund’s prospectus, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) a Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such

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expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

A Fund may invest in Sukuk. Sukuk are similar to conventional senior, unsecured bonds but are structured to comply with Sharia, or Islamic, law and its investment principles, which, inter alia, prohibit the charging or paying of interest. Sukuk represent undivided shares in the income generated by an underlying asset or pool of assets (the “Underlying Assets”) and/or contractual payment obligations of an obligor.

Obligors include international financial institutions, corporations, foreign governments and agencies of foreign governments (each, an “Obligor”). Obligors typically arrange for the issue of sukuk through a special purpose vehicle or similar corporate entity (the “Sukuk Issuer”). For sukuk linked to Underlying Assets, title to the Underlying Assets is transferred to the Sukuk Issuer; for sukuk that are not linked to Underlying Assets, the sukuk represents an interest in the income stream generated by one or more contractual payment obligations of the Obligor to the Sukuk Issuer. In either event, the payments received by the investor do not come from interest on such investor’s money.

Since the investors in sukuk purchase an instrument with income or periodic payments linked to a specific income stream, investors are subject to the risk that the relevant Underlying Assets or the contractual payment obligations may not perform as expected, and the flow of income may, accordingly, be slower than expected or may cease altogether. In particular, Sukuk Issuers typically agree to redeem the sukuk at the end of a contractual term at an agreed price, similar to a maturity date. The ability of a Sukuk Issuer to redeem such sukuk is dependent on the income generated by the sukuk during its life and the ability and willingness of the Obligor to make payments to the Sukuk Issuer for payment to the investors.

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No collateral, including the Underlying Assets, is pledged as security for sukuk. As unsecured investments, sukuk are backed only by the credit of the Obligor. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, inconsistent accounting and legal principles.

The process to resolve a default or other non-payment event in respect of sukuk is likely to take longer than resolving a default in respect of a bond. In addition, it is possible that evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of a sukuk by courts or Islamic scholars that such sukuk does not comply with Sharia law and its investment principles, could have an adverse effect on the price and liquidity of a such sukuk, similarly-structured sukuk or the sukuk market in general and give rise to defenses of the Obligor and the Sukuk Issuer that amounts under the sukuk are not payable either in full or in part. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction or attach assets of the Sukuk Issuer or the Obligor may be limited. In addition, as with conventional debt instruments, sukuk prices may change in response to global interest rate changes.

While the global sukuk market has grown in recent years, it is significantly smaller than bond market and there may be times when the market is illiquid and it is difficult to make an investment in, or dispose of, sukuk. Unlike bonds, sukuk are generally held to maturity, and trading is limited to the primary market.

Investing through Stock Connect. A Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of mainland China’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both mainland China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. PRC regulations require that a Fund that wishes to sell its China A-Shares pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and a Fund’s China A-Shares will be registered in the Fund’s custodian name on the Central Clearing and Settlement System. This may limit the ability of the sub-adviser to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Stock Connect trades are settled in Renminbi (“RMB”), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

China Bond Connect Risk. There are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the mainland China inter-bank bond market through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and mainland China that enables mainland China and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond

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Connect is only available on days when markets in both the mainland China and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.

The Bond Connect program is relatively new and may be subject to further interpretation and guidance. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on a Fund’s performance.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. To the extent that a Fund invests in Russian securities, the Fund intends to invest directly in Russian companies that use an independent registrar. There can be no assurance that such investments will not result in a loss to a Fund.

Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations.  In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions, could also impair a Fund’s ability to meet its investment objective.  For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions.  In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments.  This could impact a Fund's ability to sell securities or other financial instruments as needed to meet shareholder redemptions.  A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of a Fund in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser. Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

LENDING PORTFOLIO SECURITIES. A Fund may lend portfolio securities to broker-dealers and other institutions as a means of seeking to earn additional income. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income. As of April 1, 2020, the Funds’ securities lending program does not restrict a security from being loaned based on the security’s anticipated dividend distribution.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may restrict securities or recall loaned securities. However, the Board has approved guidelines that define circumstances under which a Fund security should be restricted from lending so that its proxies can be voted. Therefore, a Fund’s right to restrict or recall loaned

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securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective.

LIBOR RISK. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries have been or are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the debt securities or other instruments based on or referencing LIBOR in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which a Fund may invest;
•	Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
•	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; and/or
•	Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market, the depth of the market for investments based on alternative reference rates, and the Investment Manager’s and/or each sub-adviser’s ability to develop appropriate investment and compliance systems capable of addressing alternative reference rates.

LIQUIDATION OF FUNDS. The Board may determine to close and liquidate a Fund at any time. Reasonable advance notice of the liquidation will be provided to shareholders. The timing of any liquidation may not be favorable to certain individual shareholders.

LOANS AND LOAN PARTICIPATIONS. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as LIBOR or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

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A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

Floating Rate Loans. A Fund may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in

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payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks. Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each Fund is also subject to income risk, which is the potential for a decline in the Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and the recent rise of the militant group known as the Islamic State of Iraq and Syria, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities. The Funds cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information. A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk. To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loan Participations. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

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No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).

Unsecured Loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.

MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events, pandemics, epidemics or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner.

The fixed income markets at times have experienced periods of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have at times experienced reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also experienced heightened

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volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased redemptions of Fund shares.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

In addition, following the global financial crisis, the Fed attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. Although interest rates remain near historic lows, the Fed has taken steps in recent years to raise the federal funds rate and is expected to continue to do so in the near term. In addition, as part of its monetary stimulus program known as quantitative easing, the Fed purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fed discontinued purchasing securities through its quantitative easing program in 2014 and has since focused on reducing its holdings in such securities. To the extent that the Fed reduces its holdings in securities and raises the federal funds rate, there is a risk that interest rates across the financial industry will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities.

Master Limited Partnership (“MLP”) Risk. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.

MID CAP SECURITIES RISK. Mid-capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk

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of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund may hold cash and invest in money market instruments at any time. Each Fund may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when a Fund’s sub-adviser, subject to the overall supervision of HFMC, deems it appropriate.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. Each Fund may also invest in affiliated and unaffiliated money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. A Fund may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties.

Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

FNMA and FHLMC have entered into a joint initiative under the direction of the FHFA to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which generally aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative launched in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include CBOs and CLOs). A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect a Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are

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frequently referred to as “mortgage derivatives” and may be sensitive to changing interest rates and deteriorating credit environments. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. A Fund may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations that are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions) and agencies, authorities and instrumentalities, which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that

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could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. An imbalance in supply and demand in the municipal market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.

In addition to these risks, investment in municipal securities is also subject to:

General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.

Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Tax-Exempt Status Risk - Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties and repeated credit rating downgrades. For

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example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.

OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cybersecurity breaches of a Fund’s third-party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cybersecurity breaches. In addition, the Funds may rely on various third-party sources to calculate its net asset value. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or system failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation, and/or the inability to calculate net asset value over extended periods. The Funds may be unable to recover any losses associated with such failures.

OTHER CAPITAL SECURITIES. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES. A Fund may invest in other investment companies, such as other mutual funds, ETFs, and closed end funds, including business development companies. The Fund may also invest in investment companies that may not be registered under the 1940 Act, such as holding company depository receipts (“HOLDRs”). Securities in certain countries are currently accessible to the Funds only through such investments.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. Generally, a Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Funds may rely on these exemptive orders to invest in ETFs.

Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. A business development company ("BDC"), which is a type of closed-end fund, typically invests in small and medium-sized U.S. companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage

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of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. BDC expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.

PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject a Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.

Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

QUANTITATIVE INVESTING RISK. A Fund may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third-parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).  The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.

REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

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In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code. Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITS are also subject to interest rate risks.

REGIONAL/COUNTRY FOCUS RISK. To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.

The following sets forth additional information regarding risks associated with investing in certain economic regions.

Asian Economic Risk - Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. From time to time and as recently as February 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, or similar issues in the future. Any spread of an infectious illness or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy and other economies around the world. These risks, among others, may adversely affect the value of a Fund’s investments.

Central and South American Economic Risk - The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.

European Economic Risk - The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom's departure from the EU may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a

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repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES. A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities (or equivalent securities issued pursuant to Regulation S of the Securities Act) are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.

Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See also “Private Placement Risk” above.

SECTOR RISK. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.

SECURITIES TRUSTS. A Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

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Investments in these types of structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SMALL CAPITALIZATION SECURITIES. Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.

SOVEREIGN DEBT. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In addition, the financial markets have at times seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries (for example in countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal). These developments adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending during the height of the financial crisis that began in 2008.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

Sub-sovereign bonds represent the debt of state, provincial, territorial, municipal, local or other political sub-divisions, including other governmental entities or agencies. Quasi-sovereign bonds represent the debt of corporations that have significant government ownership. Sub-sovereign and quasi-sovereign bonds are subject to the risks of investing in sovereign debt generally. In addition, sub-sovereign and quasi-sovereign debt may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of sub-sovereign or quasi-sovereign bonds defaults on payments of principal and/or interest, a Fund may have limited recourse against the issuer. A Fund may invest in obligations issued or guaranteed by supranational entities, which may include, for example, entities such as the International Bank for Reconstruction and Development (the World Bank). If one or more shareholders of a

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supranational entity fails to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

STRUCTURED SECURITIES. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.

Short Sales of TBA Investments Risk. A Fund may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.

U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, which is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Treasury Inflation-Protection Securities. TIPS are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities are generally considered to have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity. See “Inflation Protected Debt Securities” above.

VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.

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VOLATILITY RISK. A Fund's investments may fluctuate in value over a short period of time. This may cause a Fund’s net asset value per share to experience significant changes in value over short periods of time.

WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES. Zero coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

PORTFOLIO TURNOVER

During the fiscal years ended December 31, 2019 and December 31, 2018, the portfolio turnover rate for each Fund was as follows:

Fund	portfolio turnover 12/31/19	portfolio turnover 12/31/18
Balanced HLS Fund	38%	31%
Capital Appreciation HLS Fund	56%	73%
Disciplined Equity HLS Fund	15%	22%
Dividend and Growth HLS Fund	19%	28%
Global Growth HLS Fund	49%	55%
Growth Opportunities HLS Fund*	66%	118%
Healthcare HLS Fund	42%	29%
High Yield HLS Fund	41%	26%
International Opportunities HLS Fund	88%	80%
MidCap HLS Fund	29%	35%
MidCap Growth HLS Fund**	47%	160%
MidCap Value HLS Fund	51%	42%
Small Cap Growth HLS Fund	42%	86%
Small Company HLS Fund	79%	100%
Stock HLS Fund	15%	22%
Total Return Bond HLS Fund	61%	53%
Ultrashort Bond HLS Fund	70%	51%
U.S. Government Securities HLS Fund	44%	42%
Value HLS Fund	43%	28%

*The portfolio turnover decreased in 2019 due to asset allocation changes made by the portfolio management team based on their views of the overall market.

** The Fund experienced a significant decrease of portfolio turnover due to the portfolio repositioning that occurred in November 2018.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each HLS Fund will publicly disclose its complete month-end portfolio holdings, except certain de minimis or short-term investments, on the HLS Funds’ website at hartfordfunds.com no earlier than 25 calendar days after the end of each month.

Each HLS Fund also will publicly disclose on its website the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except that if the HLS Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the HLS Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding) (currently, Balanced HLS Fund). For purposes of the top ten holdings, the Funds will not include derivative positions. In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders.

HFMC and HFD and their affiliates may release or authorize others to release portfolio-related information (i.e., portfolio statistics, sector information and portfolio commentary) to third parties; provided however that if the portfolio-related information is

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deemed to be material in the reasonable judgment of the Funds’ Chief Compliance Officer (“CCO”) (or his designee) on the advice and counsel of the Funds’ Chief Legal Officer (or his designee), it shall be publicly disclosed prior to disclosure to a third-party.

The HLS Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Fund’s CCO and the Funds’ Chief Legal Officer approve the disclosure in accordance with the Fund’s disclosure policy; or (2) the nonpublic disclosure is made to a third-party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO.  This requirement does not apply to portfolio holdings disclosure to the Funds’ service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, securities lending agent, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract.   The portfolio holdings information may be provided to the Service Providers as soon as the information is available.

In addition to Service Providers, an HLS Fund’s investment manager or sub-adviser may disclose the HLS Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the HLS Fund’s investment manager or sub-adviser on behalf of the HLS Fund and to certain third-party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with HLS Fund’s disclosure policy.

Nothing contained herein is intended to prevent the disclosure of portfolio holdings or portfolio-related information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas. From time to time, an HLS Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The “Hartford Funds” for purposes of this section consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc. and Hartford Schroders Opportunistic Income Fund. One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Accenture	Markit WSO Corporation
Acuity Knowledge Partners	MSCI, Inc.
Brown Brothers Harriman & Co.	State Street Bank and Trust Company
Citibank N.A.	Seismic Software Inc.
Class Action Claims Management	Wipro
FactSet Research Systems Inc.	Wolters Kluwer Financial Service
Glass, Lewis & Company, LLC

Portfolio holdings are disclosed on a daily basis to Accenture, Acuity Knowledge Partners, Brown Brothers Harriman & Co., Citibank N.A., FactSet Research Systems Inc., Glass Lewis & Company, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., and State Street Bank and Trust Company. Portfolio holdings are disclosed to Class Action Claims Management, Seismic Software Inc. and Wolters Kluwer Financial Services on a monthly basis, with lag times of fifteen days, five days, and one day, respectively. Portfolio holdings are disclosed to Seismic Software Inc. on a quarterly basis, with a lag time of twelve business days. Portfolio holdings are disclosed to Wipro as needed, with a lag time of one day. When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the sub-adviser may provide oral or written information (“portfolio commentary”) about an HLS Fund, including, but not limited to, how the HLS Fund’s investments are divided among (i) various sectors, industries and countries, (ii) value and growth investments and small, mid and large-cap investments, (iii) stocks, bonds, currencies and cash and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on factors that contributed to the HLS Fund’s performance, including these relative weightings. Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of an HLS Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about an HLS Fund may be based on the HLS Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be available on the HLS Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers or current or potential shareholders in a Fund or their representatives. The content and nature of the information provided to each of these persons may differ.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of HLS Fund portfolio holdings. The CCO is responsible for addressing conflicts of interest between the interests of HLS Fund shareholders, on the one hand, and the interests of an HLS Fund’s investment manager, investment sub-adviser, principal underwriter, or any affiliated person of an HLS Fund, its investment manager,

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investment sub-adviser, or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the HLS Funds’ CCO. The CCO is responsible for maintaining records under the policy and will provide periodic reporting to the Board.

HFMC and the sub-adviser may also serve as the investment adviser and sub-adviser, respectively, to one or more exchange traded funds (ETFs) and separate accounts that have the same or substantially similar investment strategies as one or more of the Funds. These ETFs and separate accounts are not subject to the HLS Funds’ portfolio holdings disclosure policy. The portfolio holdings of Hartford Funds’ actively managed fixed income ETFs will be made publicly available on a daily basis. It is possible that a person could trade ahead of or against a HLS Fund based on this information, which could negatively impact the HLS Funds’ execution of purchase and sale transactions. In addition, the sub-adviser may manage certain accounts and/or funds that are not part of the Hartford Funds family in a style substantially similar to that of a HLS Fund. These accounts and/or funds are not subject to the HLS Funds’ portfolio holdings policy. The Investment Manager also may receive compensation for providing one or more model portfolios to third party sponsors of separately managed account programs. Where a model portfolio and a HLS Fund both employ similar investment strategies, the composition of the model portfolio may be similar to that of the HLS Fund.

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FUND MANAGEMENT

The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the HLS Funds and (ii) elects officers who are responsible for the day-to-day operations of the HLS Funds and the execution of policies formulated by the Boards. The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies’ “interested” directors and the Companies’ officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. from October 2012 through April 2018. Upon the merger of Dynegy, Inc. with Vistra Energy Corporation, Ms. Ackermann became a member of the Board of Directors of Vistra Energy Corporation effective May 2018. Ms. Ackerman also serves as a Director of Credit Suisse Holdings (USA), Inc. since January 2017.	83	Ms. Ackermann has served as a Director of Dynegy, Inc. from October 2012 through April 2018. Upon the merger of Dynegy, Inc. with Vistra Energy Corporation, Ms. Ackermann became a member of the Board of Directors of Vistra Energy Corporation effective May 2018. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	83	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present) and has chaired the Compensation Committee since April 2017.
LYNN S. BIRDSONG (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since August 2019	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (since September 2014), Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (since 2016), and Aberdeen Alpha Fund (since December 2017). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	83	None
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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014. Previously, she was a director of Forest City Realty Trust (a real estate company) from November 2014 to March 2018, a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014, and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	83	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present).
DUANE E. HILL (1945)	Director	Since 2001(1) Since 2002(2)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	83	None
LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, and previously was the Founding Director, Center for Financial Policy, in the Robert H. Smith School of Business at the University of Maryland. He was chair of the Finance Department Robert H. Smith School of Business at the University of Maryland from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	83	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is an Independent Director of six private investment funds, and two closed-end registered investment companies, sponsored by Ironwood Capital Management. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	83	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).
(1)	For Hartford Series Fund, Inc.
(2)	For Hartford HLS Series Fund II, Inc.
*	The address for each Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Term of Office: Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.
***	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Schroders Opportunistic Income Fund, and Hartford Funds NextShares Trust.
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OFFICERS AND INTERESTED DIRECTOR

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JAMES E. DAVEY**** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”), and Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as Manager, Chairman of the Board, and President of Lattice Strategies LLC (since July 2016). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	83	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A
AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
theodore j. lucas (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice Strategies LLC (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice Strategies LLC (2003 to 2016).	N/A	N/A
Joseph G. Melcher (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFD (since December 2013) and has served as President (from April 2018 to June 2019) and Chief Executive Officer (from April 2018 to June 2019) of HFD. He also serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC. Mr. Melcher also serves as Executive Vice President and Chief Compliance Officer of Lattice Strategies, LLC (since July 2016). Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice Strategies LLC (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips is Deputy General Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A
*	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
***	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Schroders Opportunistic Income Fund, and Hartford Funds NextShares Trust.
****	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

All directors and officers of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. also hold corresponding positions with The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Funds NextShares Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds Master Fund, Lattice Strategies Trust and Hartford Schroders Opportunistic Income Fund.

BOARD OF DIRECTORS. Each Company has a Board of Directors. The Boards are responsible for oversight of the Funds. The same directors serve on the Board of each Company. The Board elects officers who are responsible for the day–to-day operations of the Funds. The Board oversees the investment manager and the other principal service providers of the Funds. As

52

described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance and Risk Oversight Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director. The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairperson of the Committees. The Independent Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ service providers, which are responsible for the day to day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee, Compliance and Risk Oversight Committee, and Investment Committee receive reports or other information from management regarding risk assessment and management. In addition, the Investment Manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance and Risk Oversight Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee. The Companies do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the non-interested members of the Board. Each Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee and the Nominating and Governance Committee.

Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Lynn S. Birdsong and David Sung. Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board. The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.

Management is responsible for maintaining appropriate systems for accounting. Each Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the applicable Audit Committee. The Audit Committees have the ultimate authority and responsibility to select (subject to approval by the non-interested directors and ratification by the Company shareholders, as required) and evaluate the applicable Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

Each Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Lynn S. Birdsong and David Sung. Each Compliance and Risk Oversight Committee assists the applicable Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.

Each Contracts Committee currently consists of all non-interested directors of the HLS Funds: Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, Christine R. Detrick, Duane E. Hill, Lemma W. Senbet and David Sung. Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

Each Investment Committee currently consists of Robin C. Beery, Christine R. Detrick, Duane E. Hill and Lemma W. Senbet. Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.

Each Nominating and Governance Committee currently consists of all non-interested directors of the HLS Funds: Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, Christine R. Detrick, Duane E. Hill, Lemma W. Senbet and David Sung. Each Nominating and Governance Committee (i) screens and selects candidates to the applicable Board of Directors and (ii) periodically

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reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. Each Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. Each Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended December 31, 2019, the above referenced committees (or sub-committee thereof) met the following number of times: Audit Committee — 6 times, Investment Committee — 6 times, Nominating and Governance Committee — 4 times, Contracts Committee — 1 time and Compliance and Risk Oversight Committee — 4 times.

DIRECTOR QUALIFICATIONS. The governing documents for the Companies do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the HLS Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of HLS Fund shareholders.

Each Board has concluded that, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, each director is qualified to serve as a director for the HLS Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.

Hilary E. Ackermann. Ms. Ackermann has served as a director of the Companies since September 2014. She has served as Chair of the Compliance and Risk Oversight Committee since 2016. Ms. Ackermann has over 25 years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Robin C. Beery. Ms. Beery has served as a director of the Companies since 2017. Ms. Beery is an experienced business executive with over 30 years of experience in the financial services industry including extensive experience related to the global distribution of mutual funds and institutional strategies for a large investment adviser.

Lynn S. Birdsong. Mr. Birdsong has served as a director of the Companies since 2003. He has served as Chairman of the Board since August 2019. He served as Co-Chairman of the Investment Committee from 2005 to 2014 and as Chairman of the Investment Committee from September 2014 to August 2019. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than 25 years. He has served as a director of other mutual funds for more than 10 years.

Christine R. Detrick.  Ms. Detrick has served as a director of the Companies since 2016. She has served as Chair of the Investment Committee since August 2019. Ms. Detrick has over 30 years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.

Duane E. Hill. Mr. Hill has served as a director of the Hartford Series Fund, Inc. since 2001 and director of the Hartford HLS Series Fund II, Inc. since 2002. He has served as the Chairman of the Nominating and Governance Committee since 2003. Mr. Hill has more than 35 years’ experience in senior executive positions in the banking, venture capital and private equity industries.

Lemma W. Senbet. Dr. Senbet has served as a director of the Companies (and their predecessors) since 2000. For more than 30 years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.

David Sung. Mr. Sung has served as a director of the Companies since 2017. He has served as Chairman of the Audit Committee since November 2019. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.

James E. Davey. Mr. Davey has served as a director of the Companies since 2012 and President and Chief Executive Officer of the Companies since 2010.  Mr. Davey joined The Hartford in 2002 and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds.  Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy.  Mr. Davey currently serves on the Board of Governors for the Investment Company Institute (ICI).

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OWNERSHIP OF FUND SHARES. The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2019 (i) in each HLS Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE HLS FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	Over $100,000
Robin C. Beery	None	Over $100,000
Lynn S. Birdsong	None	Over $100,000
Christine R. Detrick	None	Over $100,000
Duane E. Hill	None	Over $100,000
Lemma W. Senbet	None	Over $100,000
David Sung	None	None

INTERESTED DIRECTOR

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE HLS FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	None	Over $100,000

COMPENSATION OF OFFICERS AND DIRECTORS. The HLS Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended December 31, 2019.

Name of Person, Position	Aggregate Compensation From Hartford Series Fund, Inc.	Aggregate Compensation From Hartford HLS Series Fund II, Inc.	Pension Or Retirement Benefits Accrued As Part of HLS Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors
Hilary E. Ackermann, Director	$54,676	$8,942	$0	$0	$330,500
Robin C. Beery, Director	$46,192	$7,558	$0	$0	$280,000
Lynn S. Birdsong, Director	$58,152	$9,517	$0	$0	$351,777
Christine R. Detrick, Director	$47,831	$7,826	$0	$0	$290,103
Duane E. Hill, Director	$54,354	$8,890	$0	$0	$328,500
William P. Johnston*	$70,615	$11,543	$0	$0	$422,620
Phillip O. Peterson**	$54,674	$8,942	$0	$0	$330,500
Lemma W. Senbet, Director	$46,752	$7,648	$0	$0	$283,500
David Sung, Director	$47,072	$7,700	$0	$0	$285,500

* Mr. Johnston retired as a Director of each Company effective September 23, 2019.

** Mr. Peterson retired as a Director of each Company effective December 5, 2019.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of its respective HLS Funds, has entered into an investment management agreement with HFMC. HFMC, whose principal business address is 690 Lee Road, Wayne, PA 19087, was organized in 2012. The investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each HLS Fund. HFMC is responsible for investment management supervision of all HLS Funds. In addition, pursuant to the investment management agreement, HFMC or its affiliate(s) provides administrative services to both Companies and their Funds, including personnel, services, equipment and facilities and office space for proper operation of the Companies and the Funds. The investment management agreement does not require HFMC to bear the costs of the HLS Funds’ transfer agent, registrar and dividend disbursing agent. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly. HFMC administers the business and affairs of each Fund. With respect to each Fund, HFMC may retain and compensate the sub-adviser that invests and reinvests the assets of the Fund pursuant to the sub-advisory agreement with HFMC. In this regard, HFMC will, whether directly or through engagement of a sub-adviser, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee the sub-adviser. Among other services, HFMC: (i) provides and, as necessary, re-evaluates and updates the investment objectives and parameters, asset classes, and risk profiles of the Funds; (ii) determines, as permitted through the engagement of the sub-adviser, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds' portfolios to be held in cash; (iii) monitors the Funds' performance and examines and recommends ways to improve performance; (iv) meets with and monitors the sub-adviser to confirm its compliance with the Funds' investment strategies and policies and for its adherence to legal and compliance procedures; (v) researches and recommends the sub-adviser or portfolio managers for the Funds; and (vi) reports to the Board on the performance of each Fund and recommends action as appropriate.

Among other services, HFMC: (i) assists in all aspects of the Funds' operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the applicable Company; (iii) prepares meeting materials for each Company's Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for the Funds; (vi) provides day-to-day legal and regulatory support for the Funds; (vii) assists the Funds in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Funds' investment adviser.

HFMC, on behalf of the relevant HLS Funds, has entered into investment sub-advisory agreements with Wellington Management. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Under each investment sub-advisory agreement, Wellington Management, subject to the general supervision of the Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the HLS Funds allocated to it by HFMC and furnishing such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for such HLS Fund.

Pursuant to the investment management agreement, HFMC is not liable to each Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

Pursuant to each investment sub-advisory agreement, the sub-adviser must discharge its duties under each sub-advisory agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. Unless the sub-adviser breaches this standard of care or under applicable law, the sub-adviser is not liable to either Company, any Fund, HFMC or its affiliates for any of its acts or omissions, or any acts or omissions of any other person or entity, in the course of or connected with the sub-adviser performing its obligations under the sub-advisory agreements. If the sub-adviser breaches this standard of care or under applicable law, the sub-adviser is responsible for indemnifying and holding harmless HFMC and its affiliates from all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) the sub-adviser causing a Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in such Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact known to the sub-adviser that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by the sub-adviser in writing for use in such materials; (3) a material breach of each investment sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of the sub-adviser in the performance of its duties and obligations under each investment sub-advisory agreement (except to the extent that the loss results from HFMC’s or a Company’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreements or the applicable investment management agreement).

As provided by the investment management agreement, each HLS Fund pays a monthly management fee to HFMC (which covers, in addition to investment management services, certain administrative services). These fees are accrued daily and paid monthly, equal on an annual basis to a stated percentage of such HLS Fund’s average daily net assets. HFMC (not the applicable HLS Fund) pays the sub-advisory fees to the sub-adviser.

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MANAGEMENT FEES

Each HLS Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value, as follows:

Healthcare HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.8500%
Next $250 million	0.8000%
Next $4.5 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

MidCap Value HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8000%
Next $500 million	0.7250%
Next $1.5 billion	0.6750%
Next $2.5 billion	0.6700%
Next $5 billion	0.6650%
Amount Over $10 billion	0.6600%

MidCap Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.8000%
Next $500 million	0.7500%
Next $2 billion	0.7000%
Next $2 billion	0.6900%
Next $5 billion	0.6800%
Amount Over $10 billion	0.6700%

Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, and International Opportunities HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7750%
Next $250 million	0.7250%
Next $500 million	0.6750%
Next $1.5 billion	0.6250%
Next $2.5 billion	0.6200%
Next $5 billion	0.6150%
Amount Over $10 billion	0.6100%

Value HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.6900%
Next $250 million	0.6425%
Next $500 million	0.6325%
Next $1.5 billion	0.6250%
Next $2.5 billion	0.6200%
Next $5 billion	0.6150%
Amount Over $10 billion	0.6100%

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Global Growth HLS Fund and MidCap HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7750%
Next $250 million	0.7250%
Next $500 million	0.6750%
Next $4 billion	0.6250%
Next $5 billion	0.6225%
Amount Over $10 billion	0.6200%

Disciplined Equity HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7500%
Next $250 million	0.6500%
Next $500 million	0.6000%
Next $4 billion	0.5800%
Next $5 billion	0.5700%
Amount Over $10 billion	0.5600%

Small Company HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.7750%
Next $250 million	0.7250%
Next $500 million	0.6750%
Next $500 million	0.6000%
Next $3.5 billion	0.5500%
Next $5 billion	0.5300%
Amount Over $10 billion	0.5200%

High Yield HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.7000%
Next $500 million	0.6750%
Next $1.5 billion	0.6250%
Next $2.5 billion	0.6150%
Next $5 billion	0.6050%
Amount Over $10 billion	0.5950%

Growth Opportunities HLS Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.7000%
Next $4.9 billion	0.6000%
Next $5 billion	0.5975%
Amount Over $10 billion	0.5950%

Small Cap Growth HLS Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.7000%
Next $4.9 billion	0.6000%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

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Balanced HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.6800%
Next $250 million	0.6550%
Next $500 million	0.6450%
Next $4 billion	0.5950%
Next $5 billion	0.5925%
Amount Over $10 billion	0.5900%

Stock HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5250%
Next $250 million	0.5000%
Next $500 million	0.4750%
Next $4 billion	0.4500%
Next $5 billion	0.4475%
Amount Over $10 billion	0.4450%

Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate
First $250 million	0.5250%
Next $250 million	0.5000%
Next $500 million	0.4750%
Next $1.5 billion	0.4500%
Next $2.5 billion	0.4450%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Ultrashort Bond HLS Fund

Average Daily Net Assets	Annual Rate
First $5 billion	0.4000%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.4500%
Next $500 million	0.4450%
Next $1.5 billion	0.4400%
Next $2.5 billion	0.4350%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

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ADVISORY FEE PAYMENT HISTORY

The following charts show for each of the last three fiscal years: (i) the amount of advisory fees paid by each HLS Fund to HFMC; and (ii) the aggregate amount of sub-advisory fees, if any, paid by HFMC, with respect to the applicable HLS Fund, to any sub-advisers with which the investment adviser is not affiliated (“Unaffiliated Managers”). The fees paid to Unaffiliated Managers are shown both in dollars and as a percentage of the HLS Fund’s average daily net assets that they managed during the applicable period.

Fund Name	Gross Fees Payable to HFMC For fiscal year ended 12/31/19	Investment Advisory Fee Waiver For fiscal year ended 12/31/19	Net Fees Paid to HFMC For fiscal year ended 12/31/19	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 12/31/19	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 12/31/19
Balanced HLS Fund	$12,786,411	$613,810	$12,172,601	$2,560,243	0.13%
Capital Appreciation HLS Fund	$27,851,982	$0	$27,851,982	$13,913,491	0.32%
Disciplined Equity HLS Fund	$4,584,984	$0	$4,584,984	$1,298,052	0.21%
Dividend and Growth HLS Fund	$20,757,445	$0	$20,757,445	$6,067,364	0.19%
Global Growth HLS Fund	$3,762,027	$0	$3,762,027	$1,376,783	0.27%
Growth Opportunities HLS Fund	$9,557,138	$0	$9,557,138	$4,255,712	0.27%
Healthcare HLS Fund	$2,045,917	$0	$2,045,917	$945,493	0.39%
High Yield HLS Fund	$1,781,859	$0	$1,781,859	$838,625	0.33%
International Opportunities HLS Fund	$8,346,731	$0	$8,346,731	$3,538,692	0.30%
MidCap HLS Fund	$13,990,951	$0	$13,990,951	$5,371,381	0.26%
MidCap Growth HLS Fund	$746,229	$0	$746,229	$329,836	0.35%
MidCap Value HLS Fund	$2,457,588	$122,879	$2,334,708	$1,021,595	0.33%
Small Cap Growth HLS Fund	$7,729,686	$0	$7,729,686	$2,918,327	0.23%
Small Company HLS Fund	$4,452,378	$0	$4,452,378	$2,265,477	0.38%
Stock HLS Fund	$7,025,084	$0	$7,025,084	$2,558,361	0.17%
Total Return Bond HLS Fund	$9,886,054	$0	$9,886,054	$2,857,114	0.14%
Ultrashort Bond HLS Fund	$1,928,688	$0	$1,928,688	$582,169	0.12%
U.S. Government Securities HLS Fund	$1,494,841	$0	$1,494,841	$390,406	0.12%
Value HLS Fund	$2,918,601	$0	$2,918,601	$1,001,021	0.23%

Fund Name	Gross Fees Payable to HFMC For fiscal year ended 12/31/18	Investment Advisory Fee Waiver For fiscal year ended 12/31/18	Net Fees Paid to HFMC For fiscal year ended 12/31/18	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 12/31/18	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 12/31/18
Balanced HLS Fund	$13,883,801	$669,141	$13,214,660	$2,781,565	0.12%
Capital Appreciation HLS Fund	$30,606,967	$0	$30,606,967	$15,286,875	0.32%
Disciplined Equity HLS Fund	$4,875,888	$0	$4,875,888	$1,362,697	0.20%
Dividend and Growth HLS Fund	$22,168,396	$0	$22,168,396	$6,454,238	0.19%
Global Growth HLS Fund	$3,957,602	$0	$3,957,602	$1,434,938	0.27%
Growth Opportunities HLS Fund	$9,562,267	$0	$9,562,267	$4,258,020	0.27%
Healthcare HLS Fund	$2,772,445	$0	$2,772,445	$1,258,257	0.38%
High Yield HLS Fund	$1,960,785	$0	$1,960,785	$915,330	0.33%
International Opportunities HLS Fund	$9,878,165	$0	$9,878,165	$4,151,266	0.29%
MidCap HLS Fund	$14,984,752	$0	$14,984,752	$5,768,901	0.26%
MidCap Growth HLS Fund	$745,737	$0	$745,737	$329,652	0.35%
MidCap Value HLS Fund	$2,791,354	$0	$2,791,354	$1,146,758	0.33%
Small Cap Growth HLS Fund	$8,248,353	$0	$8,248,353	$3,257,945	0.24%
Small Company HLS Fund	$4,596,041	$0	$4,596,041	$2,320,836	0.37%
Stock HLS Fund	$7,068,904	$0	7,068,904	$2,572,968	0.17%
Total Return Bond HLS Fund	$10,527,975	$0	$10,527,975	$3,028,294	0.14%
Ultrashort Bond HLS Fund	$2,019,160	$0	$2,019,160	$604,192	0.12%
U.S. Government Securities HLS Fund	$1,664,695	$0	$1,664,695	$431,926	0.12%
Value HLS Fund	$3,257,727	$0	$3,257,727	$1,111,766	0.23%

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Fund Name	Gross Fees Payable to HFMC For fiscal year ended 12/31/17	Investment Advisory Fee Waiver For fiscal year ended 12/31/17	Net Fees Paid to HFMC For fiscal year ended 12/31/17	Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 12/31/17	% Net Aggregate Sub-advisory Fees Paid to Unaffiliated Managers For fiscal year ended 12/31/17
Balanced HLS Fund	$14,497,948	$700,107	$13,797,841	$2,905,426	0.12%
Capital Appreciation HLS Fund	$32,835,730	$0	$32,835,730	$16,380,493	0.32%
Disciplined Equity HLS Fund	$4,969,384	$0	$4,969,384	$1,383,474	0.20%
Dividend and Growth HLS Fund	$22,726,532	$0	$22,726,532	$6,607,275	0.19%
Global Growth HLS Fund	$3,598,446	$0	$3,598,446	$1,321,442	0.28%
Growth Opportunities HLS Fund	$8,765,796	$0	$8,765,796	$3,899,608	0.27%
Healthcare HLS Fund	$2,797,868	$0	$2,797,868	$1,269,380	0.38%
High Yield HLS Fund	$2,189,266	$0	$2,189,266	$1,013,257	0.32%
International Opportunities HLS Fund	$9,731,119	$0	$9,731,119	$4,092,448	0.29%
MidCap HLS Fund	$13,511,146	$0	$13,511,146	$5,179,459	0.26%
MidCap Growth HLS Fund	$791,188	$0	$791,188	$346,696	0.35%
MidCap Value HLS Fund	$2,988,263	$0	$2,988,263	$1,220,598	0.33%
Small Cap Growth HLS Fund	$7,834,554	$0	$7,834,554	$3,198,058	0.25%
Small Company HLS Fund	$5,166,179	$0	$5,166,179	$2,643,917	0.37%
Stock HLS Fund	$7,128,322	$0	$7,128,322	$2,592,774	0.17%
Total Return Bond HLS Fund	$11,446,948	$0	$11,446,948	$3,273,229	0.13%
Ultrashort Bond HLS Fund	$2,249,710	$0	$2,249,710	$656,185	0.12%
U.S. Government Securities HLS Fund	$1,915,320	$0	$1,915,320	$493,189	0.12%
Value HLS Fund	$3,881,396	$0	$3,881,396	$1,311,949	0.25%

Additional Information About HFMC

HFMC, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the HLS Funds, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

61

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed or sub-advised by the Funds’ portfolio managers and assets under management in those accounts as of December 31, 2019:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
Balanced HLS Fund
Michael E. Stack
Other Registered Investment Companies	9	$82,654	5	$77,548
Other Pooled Investment Vehicles	2	$67	1	$22
Other Accounts	58	$29,774	0	$0
Adam H. Illfelder
Other Registered Investment Companies	5	$12,297	0	$0
Other Pooled Investment Vehicles	2	$541	0	$0
Other Accounts	1	$21	0	$0
Loren L. Moran
Other Registered Investment Companies	9	$82,654	5	$77,548
Other Pooled Investment Vehicles	2	$67	1	$22
Other Accounts	0	$0	0	$0
Matthew C. Hand(1)
Other Registered Investment Companies	2	$10,401	0	$0
Other Pooled Investment Vehicles	1	$567	0	$0
Other Accounts	0	$0	0	$0
Capital Appreciation HLS Fund
Gregg R. Thomas
Other Registered Investment Companies	9	$10,882	0	$0
Other Pooled Investment Vehicles	27	$2,726	4	$1,376
Other Accounts	8	$4,108	2	$1,854
Thomas S. Simon
Other Registered Investment Companies	7	$8,478	0	$0
Other Pooled Investment Vehicles	7	$34	0	$0
Other Accounts	4	$2,887	2	$1,682
Disciplined Equity HLS Fund
Mammen Chally
Other Registered Investment Companies	11	$14,856	0	$0
Other Pooled Investment Vehicles	6	$1,043	0	$0
Other Accounts	12	$1,437	1	$284
David A. Siegle
Other Registered Investment Companies	11	$14,856	0	$0
Other Pooled Investment Vehicles	6	$1,043	0	$0
Other Accounts	12	$1,437	1	$284
Douglas W. McLane
Other Registered Investment Companies	11	$14,856	0	$0
Other Pooled Investment Vehicles	14	$1,145	0	$0
Other Accounts	39	$1,588	1	$284
Dividend and Growth HLS Fund
Edward P. Bousa(2)
Other Registered Investment Companies	5	$91,838	2	$76,292
Other Pooled Investment Vehicles	6	$2,293	0	$0
Other Accounts	5	$1,273	0	$0
Matthew G. Baker
Other Registered Investment Companies	2	$9,736	0	$0
Other Pooled Investment Vehicles	5	$1,826	0	$0
Other Accounts	4	$852	0	$0
Nataliya Kofman
Other Registered Investment Companies	2	$10,296	1	$777
Other Pooled Investment Vehicles	4	$232	1	$42
Other Accounts	6	$1,618	1	$433
62

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
Global Growth HLS Fund
John A. Boselli
Other Registered Investment Companies	3	$11,118	0	$0
Other Pooled Investment Vehicles	13	$9,148	2	$6,303
Other Accounts	33	$11,485	0	$0
Matthew D. Hudson
Other Registered Investment Companies	3	$270	0	$0
Other Pooled Investment Vehicles	8	$990	1	$6
Other Accounts	8	$1,111	2	$200
Growth Opportunities HLS Fund
Mario E. Abularach
Other Registered Investment Companies	7	$8,116	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$23	0	$0
Stephen Mortimer
Other Registered Investment Companies	14	$11,797	0	$0
Other Pooled Investment Vehicles	8	$329	3	$49
Other Accounts	3	$712	1	$105
Healthcare HLS Fund
Jean M. Hynes
Other Registered Investment Companies	4	$48,731	1	$48,233
Other Pooled Investment Vehicles	24	$6,167	11	$2,408
Other Accounts	6	$2,762	2	$2,115
Ann C. Gallo
Other Registered Investment Companies	9	$1,196	0	$0
Other Pooled Investment Vehicles	41	$6,126	14	$2,128
Other Accounts	57	$4,571	13	$2,713
Robert L. Deresiewicz
Other Registered Investment Companies	10	$580	0	$0
Other Pooled Investment Vehicles	34	$1,378	11	$667
Other Accounts	57	$1,242	9	$691
High Yield HLS Fund
Christopher A. Jones
Other Registered Investment Companies	9	$2,003	0	$0
Other Pooled Investment Vehicles	17	$1,229	2	$245
Other Accounts	23	$2,625	1	$258
International Opportunities HLS Fund
Nicolas M. Choumenkovitch
Other Registered Investment Companies	5	$4,505	0	$0
Other Pooled Investment Vehicles	13	$3,292	1	$3
Other Accounts	29	$10,576	5	$2,222
Tara C. Stilwell
Other Registered Investment Companies	5	$4,267	0	$0
Other Pooled Investment Vehicles	17	$4,327	1	$31
Other Accounts	30	$9,608	5	$2,222
MidCap HLS Fund
Philip W. Ruedi
Other Registered Investment Companies	6	$17,279	0	$0
Other Pooled Investment Vehicles	3	$1,931	0	$0
Other Accounts	14	$2,535	3	$731
Mark A. Whitaker
Other Registered Investment Companies	7	$16,340	0	$0
Other Pooled Investment Vehicles	11	$2,451	1	$7
Other Accounts	25	$3,007	3	$731
MidCap Growth HLS Fund
Timothy N. Manning
Other Registered Investment Companies	2	$576	1	$332
Other Pooled Investment Vehicles	7	$237	1	$8
Other Accounts	6	$882	0	$0
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FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
MidCap Value HLS Fund
Gregory J. Garabedian
Other Registered Investment Companies	6	$2,643	0	$0
Other Pooled Investment Vehicles	3	$299	1	$6
Other Accounts	6	$1,520	2	$125
Small Cap Growth HLS Fund
Mammen Chally
Other Registered Investment Companies	11	$14,856	0	$0
Other Pooled Investment Vehicles	6	$1,043	0	$0
Other Accounts	12	$1,437	1	$284
David A. Siegle
Other Registered Investment Companies	11	$14,856	0	$0
Other Pooled Investment Vehicles	6	$1,043	0	$0
Other Accounts	12	$1,437	1	$284
Douglas W. McLane
Other Registered Investment Companies	11	$14,856	0	$0
Other Pooled Investment Vehicles	14	$1,145	0	$0
Other Accounts	39	$1,588	1	$284
Small Company HLS Fund
Steven C. Angeli
Other Registered Investment Companies	9	$2,210	0	$0
Other Pooled Investment Vehicles	23	$2,097	7	$1,137
Other Accounts	12	$1,182	2	$437
Ranjit Ramachandran(3)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
John V. Schneider
Other Registered Investment Companies	4	$1,241	0	$0
Other Pooled Investment Vehicles	1	$35	0	$0
Other Accounts	0	$0	0	$0
Stock HLS Fund
Donald J. Kilbride
Other Registered Investment Companies	9	$52,114	1	$41,957
Other Pooled Investment Vehicles	10	$491	1	$15
Other Accounts	28	$3,331	3	$1,177
Peter Fisher(4)
Other Registered Investment Companies	3	$179	0	$0
Other Pooled Investment Vehicles	2	$282	0	$0
Other Accounts	2	$313	0	$0
Total Return Bond HLS Fund
Joseph F. Marvan
Other Registered Investment Companies	17	$30,816	0	$0
Other Pooled Investment Vehicles	24	$6,482	0	$0
Other Accounts	69	$34,175	1	$840
Campe Goodman
Other Registered Investment Companies	15	$5,654	0	$0
Other Pooled Investment Vehicles	15	$5,080	0	$0
Other Accounts	41	$14,456	1	$840
Robert D. Burn
Other Registered Investment Companies	14	$5,637	0	$0
Other Pooled Investment Vehicles	18	$4,841	1	$471
Other Accounts	41	$14,166	1	$840
Ultrashort Bond HLS Fund
Timothy E. Smith
Other Registered Investment Companies	9	$7,357	0	$0
Other Pooled Investment Vehicles	13	$6,231	1	$31
Other Accounts	63	$24,635	1	$34
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FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
U.S. Government Securities HLS Fund
Michael F. Garrett(5)
Other Registered Investment Companies	13	$27,380	0	$0
Other Pooled Investment Vehicles	33	$6,205	1	$48
Other Accounts	49	$8,434	6	$1,916
Brian Conroy
Other Registered Investment Companies	9	$26,848	0	$0
Other Pooled Investment Vehicles	7	$4,460	0	$0
Other Accounts	15	$6,203	1	$1,847
Value HLS Fund
W. Michael Reckmeyer, III
Other Registered Investment Companies	7	$61,253	3	$48,975
Other Pooled Investment Vehicles	5	$185	1	$18
Other Accounts	8	$1,215	1	$300
Adam H. Illfelder
Other Registered Investment Companies	5	$12,297	0	$0
Other Pooled Investment Vehicles	2	$541	0	$0
Other Accounts	1	$21	0	$0
Matthew C. Hand(1)
Other Registered Investment Companies	2	$10,401	0	$0
Other Pooled Investment Vehicles	1	$567	0	$0
Other Accounts	0	$0	0	$0
(1)	Effective May 1, 2020, Mr. Hand became a portfolio manager to the Balanced HLS Fund and the Value HLS Fund.
(2)	Effective June 30, 2020, Mr. Bousa will no longer serve as a portfolio manager for the Dividend and Growth HLS Fund.
(3)	Effective February 28, 2020, Mr. Ramachandran became a portfolio manager to the Small Company HLS Fund.
(4)	Effective May 1, 2020, Mr. Fisher became a portfolio manager to the Stock HLS Fund.
(5)	Effective June 30, 2020, Mr. Garrett will no longer serve as a portfolio manager for the U.S. Government Securities HLS Fund.

Conflicts of Interest between the HLS Funds Sub-advised by Wellington Management Portfolio Managers and Other Accounts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectus who are primarily responsible for the daily investment of the assets of the HLS Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the HLS Funds. The Investment Professionals make investment decisions for each account, including the relevant HLS Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant HLS Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant HLS Fund.

An Investment Professional or other investment professionals at Wellington Management may engage in transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant HLS Fund, or make investment decisions that are similar to those made for the relevant HLS Fund, both of which have the potential to adversely impact the relevant HLS Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant HLS Fund and one or more other accounts at or about the same time. In those instances the investors in the other accounts may have access to their respective holdings prior to the public disclosure of the relevant HLS Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the HLS Funds. The Investment Professionals may also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

65

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. For this reason, Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Wellington Management Portfolio Managers

Wellington Management receives a fee based on the assets under management of each HLS Fund as set forth in the investment sub-advisory agreements between Wellington Management and HFMC on behalf of each HLS Fund. Wellington Management pays its Investment Professionals out of its total revenues, including the advisory fees earned with respect to each HLS Fund. The following information relates to the fiscal year ended December 31, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (“Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional managing a Hartford HLS Fund, with the exception of Gregg R. Thomas and Thomas S. Simon, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant HLS Fund managed by the Investment Professional and generally each other account managed by such Investment Professional.

Most Investment Professionals’ incentive payment relating to the relevant HLS Fund is linked to the gross pre-tax performance of the portion of the HLS Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

The following portfolio managers are Partners as of January 1, 2020:

Steven C. Angeli

Mario E. Abularach

Matthew G. Baker

John A. Boselli

Edward P. Bousa*

Mammen Chally

David Chang

Nicolas M. Choumenkovitch

Andrew M. Corry

Robert L. Deresiewicz

David J. Elliott

Scott M. Elliott

Peter Fisher

Ann C. Gallo

Gregory J. Garabedian

Michael F. Garrett*

Brian M. Garvey

Campe Goodman

Timothy D. Haney

Matthew D. Hudson

Jean M. Hynes

Christopher A. Jones

Donald J. Kilbride

G. Thomas Levering

Joseph F. Marvan

Timothy N. Manning

Douglas W. McLane

Loren L. Moran

Stephen Mortimer

Kevin Murphy

W. Michael Reckmeyer, III

Philip W. Ruedi

James H. Shakin

Thomas S. Simon

Timothy E. Smith

Scott I. St. John

Michael E. Stack

Tara C. Stilwell

Mark H. Sullivan

Gregg R. Thomas

James W. Valone

Mark A. Whitaker

*	Edward P. Bousa and Michael F. Garrett, each announced their plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2020.

66

Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group as of December 31, 2019 which are used to measure one, three and five year performance, except where noted:

HLS Fund	Benchmark(s) / Peer Groups for Incentive Period(1)
Balanced HLS Fund	S&P 500 Index (Illfelder and Hand)
Lipper Large Cap Core (Illfelder and Hand) Bloomberg Barclays US Government/Credit (Stack and Moran)
Disciplined Equity HLS Fund	S&P 500 Index Lipper Large Cap Core
Dividend and Growth HLS Fund	S&P 500 Index
Morningstar Large Cap Value
Global Growth HLS Fund	MSCI World Growth Index
Lipper Global Large Cap Growth
Growth Opportunities HLS Fund	Russell 3000 Growth Index
Lipper Multi Cap Growth
Healthcare HLS Fund	S&P Composite 1500 Health Care Index
Lipper Global Health/Biotechnology
High Yield HLS Fund	Bloomberg Barclays High Yield Corporate
Lipper High Current Yield
International Opportunities HLS Fund	MSCI All Country World ex USA Index (Net)
Lipper International Large Cap Core
MidCap HLS Fund	S&P MidCap 400 Index
Lipper MidCap Core
MidCap Growth HLS Fund	Russell Midcap Growth Index Lipper Mid Cap Growth Funds
MidCap Value HLS Fund	Russell Midcap Value Index
Lipper Mid Cap Value
Small Cap Growth HLS Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Company HLS Fund	Russell 2000 Growth Index
Lipper Small Cap Growth
Stock HLS Fund	Russell 1000 Index
Lipper Large Cap Core
Total Return Bond HLS Fund	Bloomberg Barclays US Aggregate Bond Index Lipper Core Bond Funds
Ultrashort Bond HLS Fund	N/A2
U.S. Government Securities HLS Fund	Bloomberg Barclays US Intermediate Government Index
Value HLS Fund	Russell 1000 Value Index
Lipper Large Cap Value
[1]	For HLS Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.
[2]	The incentive paid to Timothy E. Smith, which has no performance-related component, is based on the revenues earned by Wellington Management.

Equity Securities Beneficially Owned by Wellington Management’s Portfolio Managers

The dollar ranges of equity securities beneficially owned by Wellington Management portfolio managers in each HLS Fund that they serve as a portfolio manager are as follows as of December 31, 2019:

Portfolio Manager	HLS Fund(s) Sub-advised	Dollar Range of Equity Securities Beneficially Owned
Mario E. Abularach	Growth Opportunities HLS Fund	None
Steven C. Angeli	Small Company HLS Fund	None
Matthew G. Baker	Dividend and Growth HLS Fund	None
John A. Boselli	Global Growth HLS Fund	None
Edward P. Bousa	Dividend and Growth HLS Fund	None
Robert D. Burn	Total Return Bond HLS Fund	None
Mammen Chally	Disciplined Equity HLS Fund Small Cap Growth HLS Fund	None None
Nicolas M. Choumenkovitch	International Opportunities HLS Fund	None
Brian Conroy	U.S. Government Securities HLS Fund	None
Robert L. Deresiewicz	Healthcare HLS Fund	None
Peter Fisher	Stock HLS Fund	None
Ann C. Gallo	Healthcare HLS Fund	None
Gregory J. Garabedian	MidCap Value HLS Fund	None
Michael F. Garrett	U.S. Government Securities HLS Fund	None
Campe Goodman	Total Return Bond HLS Fund	None
Matthew C. Hand	Balanced HLS Fund Value HLS Fund	None None
Matthew D. Hudson	Global Growth HLS Fund	None
Jean M. Hynes	Healthcare HLS Fund	None
67

Portfolio Manager	HLS Fund(s) Sub-advised	Dollar Range of Equity Securities Beneficially Owned
Adam H. Illfelder	Balanced HLS Fund Value HLS Fund	None None
Christopher A. Jones	High Yield HLS Fund	None
Donald J. Kilbride	Stock HLS Fund	None
Nataliya Kofman	Dividend and Growth HLS Fund	None
Timothy N. Manning	MidCap Growth HLS Fund	None
Joseph F. Marvan	Total Return Bond HLS Fund	None
Douglas W. McLane	Disciplined Equity HLS Fund Small Cap Growth HLS Fund	None None
Loren L. Moran	Balanced HLS Fund	None
Stephen Mortimer	Growth Opportunities HLS Fund	None
Ranjit Ramachandran	Small Company HLS Fund	None
W. Michael Reckmeyer, III	Value HLS Fund	None
Philip W. Ruedi	MidCap HLS Fund	None
John V. Schneider	Small Company HLS Fund	None
David A. Siegle	Disciplined Equity HLS Fund Small Cap Growth HLS Fund	None None
Thomas S. Simon	Capital Appreciation HLS Fund	None
Timothy E. Smith	Ultrashort Bond HLS Fund	None
Michael E. Stack	Balanced HLS Fund	None
Tara C. Stilwell	International Opportunities HLS Fund	None
Gregg R. Thomas	Capital Appreciation HLS Fund	None
Mark A. Whitaker	MidCap HLS Fund	None

In addition to the portfolio managers listed above for the Capital Appreciation HLS Fund, the following individuals also serve as portfolio managers for the Capital Appreciation HLS Fund.

Capital Appreciation HLS Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Donald J. Kilbride	Russell 1000 / Lipper Multi-Cap Core
Stephen Mortimer	Russell 3000 Growth / Lipper Multi-Cap Core
David W. Palmer	Russell 3000 Value / Lipper Multi-Cap Core
Nicolas M. Choumenkovitch	MSCI All Country World / Lipper Multi-Cap Core
Philip W. Ruedi	Russell 3000 / Lipper Multi-Cap Core

* Benchmark/Peer groups weighted 90%/10%, respectively.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by each Company’s Board of Directors and HFMC, the sub-adviser is primarily responsible for the investment decisions of each applicable HLS Fund and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each HLS Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the HLS Funds do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the HLS Funds.

The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in an HLS Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the sub-adviser may cause an HLS Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as an HLS Fund then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the HLS Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities also held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

For the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, the HLS Funds paid the following brokerage commissions:

Fund	2019	2018	2017
Balanced HLS Fund	$395,275	$326,153	$250,313
Capital Appreciation HLS Fund	$1,581,477	$4,563,492	$5,967,090
Disciplined Equity HLS Fund	$43,873	$93,193	$153,812
Dividend and Growth HLS Fund	$526,916	$955,838	$1,010,454
Global Growth HLS Fund	$173,121	$257,939	$330,632
Growth Opportunities HLS Fund	$536,137	$1,043,055	$1,432,400
Healthcare HLS Fund	$127,071	$95,305	$83,150
High Yield HLS Fund	$1,294	$4,208	$3,611
International Opportunities HLS Fund	$1,441,436	$1,940,205	$2,656,368
MidCap HLS Fund	$464,567	$430,033	$647,216
MidCap Growth HLS Fund	$21,584	$84,870	$59,773
MidCap Value HLS Fund	$137,723	$165,193	$185,381
Small Cap Growth HLS Fund	$678,267	$660,017	$612,651
Small Company HLS Fund	$438,459	$542,073	$1,001,119
Stock HLS Fund	$88,887	$146,821	$124,579
Total Return Bond HLS Fund	None	None	$1,795
Ultrashort Bond HLS Fund	None	None	None
U.S. Government Securities HLS Fund	None	None	None
Value HLS Fund	$166,589	$120,544	$78,155

Commission rates are established by country and trade method used to execute a given order.  Changes in the amount of brokerage commissions paid by an HLS Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.

Soft Dollar Practices. The sub-adviser is responsible for effecting securities transactions. To the extent consistent with

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Section 28(e) of the 1934 Act, the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for a Fund. The sub-adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2019.

Fund NAME*	Commissions Paid to Firms Selected in Recognition of Research Services	Total Amount of Transactions to Firms Selected in Recognition of Research Services
Balanced HLS Fund	$53,016	$1,148,255,764
Capital Appreciation HLS Fund	$226,368	$5,466,167,240
Disciplined Equity HLS Fund	$6,844	$274,102,395
Dividend and Growth HLS Fund	$66,822	$1,542,246,741
Global Growth HLS Fund	$20,555	$550,758,912
Growth Opportunities HLS Fund	$78,240	$2,205,434,117
Healthcare HLS Fund	$12,559	$319,355,073
High Yield HLS Fund	$384	$2,182,913
International Opportunities HLS Fund	$184,407	$2,170,505,856
MidCap HLS Fund	$82,503	$1,490,867,979
MidCap Growth HLS Fund	$2,563	$90,422,607
MidCap Value HLS Fund	$20,725	$347,296,580
Small Cap Growth HLS Fund	$80,300	$1,168,820,009
Small Company HLS Fund	$72,213	$989,426,200
Stock HLS Fund	$11,561	$613,012,108
Total Return Bond HLS Fund	N/A	N/A
Ultrashort Bond HLS Fund	N/A	N/A
U.S. Government Securities HLS Fund	N/A	N/A
Value HLS Fund	$20,449	$425,163,476

* The commissions identified as being paid to brokers selected in recognition of research services include third-party research services only, and are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third-party research services as a percentage of the sub-adviser’s total activity with that broker. This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

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The following table identifies the HLS Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the HLS Funds have acquired during the fiscal year ended December 31, 2019 and the value of each HLS Fund’s aggregate holdings of each such issuer as of December 31, 2019.

Fund	Regular Broker or Dealer	Aggregate Value
Balanced HLS Fund
	Bank of America Securities LLC	$46,581,890
	Barclay Investments, Inc.	$3,828,426
	Citigroup Global Markets, Inc.	$29,075,324
	Credit Suisse Group	$8,003,026
	Goldman Sachs & Co.	$3,064,935
	JPMorgan Securities, Inc.	$51,657,588
	Morgan Stanley & Co., Inc.	$5,168,283
	UBS AG	$4,298,222
Capital Appreciation HLS Fund
	Bank of America Securities LLC	$26,410,703
	Citigroup Global Markets, Inc.	$26,787,357
	Morgan Stanley & Co., Inc.	$24,126,288
Disciplined Equity HLS Fund
	Bank of America Securities LLC	$17,188,945
	JPMorgan Securities, Inc.	$18,510,647
Dividend and Growth HLS Fund
	Bank of America Securities LLC	$131,677,472
	JPMorgan Securities, Inc.	$136,078,237
Global Growth HLS Fund
	JPMorgan Securities, Inc.	$2,562,451
Growth Opportunities HLS Fund	N/A	N/A
Healthcare HLS Fund	N/A	N/A
High Yield HLS Fund
	Credit Suisse Group	$2,322,346
International Opportunities HLS Fund	N/A	N/A
MidCap HLS Fund	N/A	N/A
MidCap Growth HLS Fund	N/A	N/A
MidCap Value HLS Fund	N/A	N/A
Small Cap Growth HLS Fund	N/A	N/A
Small Company HLS Fund	N/A	N/A
Stock HLS Fund	N/A	N/A
Total Return Bond HLS Fund
	Bank of America Securities LLC	$31,909,705
	Citigroup Global Markets, Inc.	$23,041,928
	Credit Suisse Group	$10,496,421
	Goldman Sachs & Co.	$29,572,123
	JPMorgan Securities, Inc.	$22,040,572
	Morgan Stanley & Co., Inc.	$26,144,999
	UBS AG	$7,638,789
Ultrashort Bond HLS Fund
	Bank of America Securities LLC	$1,504,264
	Barclay Investments, Inc.	$915,601
	Citigroup Global Markets, Inc.	$2,649,358
	Credit Suisse Group	$1,954,205
	Goldman Sachs & Co.	$6,330,757
	JPMorgan Securities, Inc.	$1,502,434
	UBS AG	$1,518,765
U.S. Government Securities HLS Fund
	Morgan Stanley & Co., Inc.	$830,768
Value HLS Fund
	Bank of America Securities LLC	$15,615,844
	Citigroup Global Markets, Inc.	$10,815,908
	JPMorgan Securities, Inc.	$20,592,447
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HLS FUND EXPENSES

Each HLS Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the applicable Company; (17) compensation and expenses of directors of the applicable Company, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

TRANSFER AGENT

Hartford Administrative Services Company (“HASCO”), 690 Lee Road, Wayne, PA 19087, an affiliate of HFMC, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds. For its services, the transfer agent receives a per Fund fee and is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the HLS Funds, including costs invoiced by sub-contractors.

Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by HASCO, not by the Funds. DST is located at 2000 Crown Colony Drive, Quincy, MA 02169.

HLS FUND ACCOUNTING SERVICES

HFMC also provides fund accounting services to the HLS Funds pursuant to a fund accounting agreement by and between each Company, on behalf of its respective HLS Funds, and HFMC. Such fund accounting services include, but are not limited to: (i) daily pricing of portfolio securities; (ii) computation of the net asset value and the net income of the HLS Funds in accordance with the HLS Funds’ prospectus and statement of additional information; (iii) calculation of dividend and capital gain distributions, if any; (iv) calculation of yields on all applicable HLS Funds and all classes thereof; (v) preparation of various reports; and (vi) such other similar services with respect to an HLS Fund as may be reasonably requested by the HLS Funds. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street”). In consideration of services rendered and expenses assumed pursuant to this agreement, each HLS Fund pays HFMC a fee.

Effective January 1, 2020, the fund accounting agreement with respect to each Fund was modified to reflect a new fee structure. Under this revised fee structure, HFMC is entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street Bank and Trust Company plus the amount of expenses that HFMC allocates for providing the fund accounting services.

The following table reflects the amounts paid for fund accounting services for each Fund for the last three fiscal years.

Fund	2019	2018	2017
Balanced HLS Fund	$368,286	$401,485	$420,064
Capital Appreciation HLS Fund	$746,335	$808,571	$859,032
Disciplined Equity HLS Fund	$87,318	$93,352	$95,291
Dividend and Growth HLS Fund	$446,136	$477,499	$490,134
Global Growth HLS Fund	$70,302	$74,352	$67,112
Growth Opportunities HLS Fund	$283,714	$283,868	$259,974
Healthcare HLS Fund	$33,820	$46,330	$46,775
High Yield HLS Fund	$35,637	$39,216	$43,785
International Opportunities HLS Fund	$167,367	$201,671	$198,377
MidCap HLS Fund	$293,797	$316,058	$283,050
MidCap Growth HLS Fund	$13,059	$13,050	$13,846
MidCap Value HLS Fund	$43,008	$48,849	$52,295
Small Cap Growth HLS Fund	$228,890	$244,451	$232,037
Small Company HLS Fund	$108,730	$112,563	$127,765
Stock HLS Fund	$204,947	$206,310	$208,159
Total Return Bond HLS Fund	$377,942	$403,619	$440,380
Ultrashort Bond HLS Fund	$67,504	$70,671	$78,740
U.S. Government Securities HLS Fund	$46,506	$51,791	$59,588
Value HLS Fund	$61,008	$68,409	$72,726

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DISTRIBUTION ARRANGEMENTS

Each HLS Fund’s shares are sold by Hartford Funds Distributors, LLC (“HFD” or the “distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), on a continuous basis. Each Board has approved the adoption of separate distribution plans for Class IB shares (“Class IB Distribution Plans”) and Class IC shares (“Class IC Distribution Plans” and, together with Class IB Distribution Plans, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of FINRA concerning asset based sales charges.

HFD is authorized by the Companies to receive purchase and redemption orders on behalf of the HLS Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the HLS Funds, subject to the HLS Funds’ policies and procedures with respect to frequent purchases and redemptions of HLS Fund shares and applicable law. In these circumstances, an HLS Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that HLS Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the HLS Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

Pursuant to the Class IB Distribution Plans, each HLS Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Class IB shares. The expenses of each HLS Fund pursuant to each Class IB Distribution Plan may not exceed the annual rate of 0.25% of each HLS Fund’s average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services, and the entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Pursuant to the Class IC Distribution Plans, each HLS Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Class IC shares. The expenses of each HLS Fund pursuant to each Plan may not exceed the annual rate of 0.25% of each HLS Fund’s average daily net assets attributable to Class IC shares. All or any portion of this fee may be remitted to dealers who provide distribution services.

Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of an HLS Fund’s shares including but not limited to (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the applicable share class of the HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts (“Variable Contracts”) investing indirectly in the applicable share class of the HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in the applicable share class of the HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the applicable share class of the HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the applicable share class of the HLS Fund; (f) expenses of training sales personnel regarding the applicable share class of a Hartford HLS Fund; (g) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the applicable share class of a Hartford HLS Fund; (h) financing any other activity that the Distributor determines is primarily intended to result in the sale of the applicable share class; and, with respect to the Class IB Distribution Plans, (i) expenses of obtaining information and providing explanations to Variable Contract owners regarding HLS Fund investment objectives and policies and other information about the HLS Fund, including performance; and (j) expenses of personal services and/or maintenance of Variable Contract accounts with respect to the applicable share class of a Hartford HLS Fund attributable to such accounts. These Plans are considered compensation type plans, which means the distributor is paid the agreed upon fee regardless of the distributor’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the HLS Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plans, the distributor provides to each HLS Fund, for review by the Board of Directors of the applicable Company, a quarterly written report of the amounts expended under the respective Distribution Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the applicable Company’s Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each HLS Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Distribution Plans, cast in person at a meeting called for the purpose of voting on the Distribution Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Distribution Plans may provide to the HLS Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity and the ability to sell shares of the HLS Funds through adviser and broker distribution channels. The Board of Directors of each Company believes that there is a reasonable likelihood that the Distribution Plans will benefit the shareholders of each applicable share class of each HLS Fund. Under its terms, each Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Company in the manner described above. The Distribution Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each HLS Fund affected by the increase, and material amendments to the Distribution Plans must also be approved by the applicable Board of Directors in the manner described above. A Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of

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each HLS Fund and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a “majority of the outstanding voting securities” of the relevant HLS Fund. A Distribution Plan will automatically terminate in the event of its assignment.

In addition to distribution fees paid under the Distribution Plans, HLS Funds with Class IC shares may pay an administrative services fee (“Class IC Service Fee”) to third-party insurance companies annually up to 0.25% of the average daily net assets of the Hartford HLS Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. For the fiscal year ended December 31, 2019, the Class IB and Class IC shares of the HLS Funds paid the 12b-1 fees listed below.

Fund	Class IB	Class IC
Balanced HLS Fund	$601,769	N/A
Capital Appreciation HLS Fund	$1,174,948	$81,251
Disciplined Equity HLS Fund	$188,679	N/A
Dividend and Growth HLS Fund	$951,183	N/A
Global Growth HLS Fund	$198,192	N/A
Growth Opportunities HLS Fund	$382,760	$117,935
Healthcare HLS Fund	$97,710	N/A
High Yield HLS Fund	$149,470	N/A
International Opportunities HLS Fund	$328,931	N/A
MidCap HLS Fund	$134,397	N/A
MidCap Growth HLS Fund	$34,646	N/A
MidCap Value HLS Fund	$177,042	N/A
Small Cap Growth HLS Fund	$894,540	N/A
Small Company HLS Fund	$128,074	N/A
Stock HLS Fund	$328,073	N/A
Total Return Bond HLS Fund	$541,118	N/A
Ultrashort Bond HLS Fund	$152,240	N/A
U.S. Government Securities HLS Fund	$143,508	N/A
Value HLS Fund	$152,956	N/A

The entire amount of 12b-1 fees listed above was paid as compensation to the distributor. The distributor may remit all or a portion of the entire amount, either directly or indirectly through affiliated insurance companies, to dealers as compensation.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds’ shares and/or for the servicing of those shares.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or sale (redemption) of HLS Fund shares, see “Purchase and Redemption of Fund Shares” in the HLS Funds’ prospectus.

SUSPENSION OF REDEMPTIONS

An HLS Fund may not suspend a shareholder’s right of redemption or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

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SECURITIES LENDING

Pursuant to an agreement between each Company and Citibank, N.A., certain Funds may lend their portfolio securities to certain qualified borrowers. As securities lending agent, Citibank, N.A. administers the Funds’ securities lending program. The services provided to the Funds by Citibank, N.A. with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan. Amounts shown below may differ from amounts disclosed in the Funds’ Annual Report as a result of timing differences, reconciliation, and certain other adjustments. For the fiscal year ended December 31, 2019, it is estimated that the following Funds earned income and incurred costs and expenses as a result of their securities lending activities and the receipt of related services:

Fund Name	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebates (paid to borrower)	Aggregate fees/compensation from securities lending activities	Net income from securities lending activities
Balanced HLS Fund	$336,585	$28,047	$56,117	$84,164	$252,421
Capital Appreciation HLS Fund	$484,390	$29,449	$189,896	$219,345	$265,044
Disciplined Equity HLS Fund	$133,925	$12,235	$11,578	$23,813	$110,112
Dividend and Growth HLS Fund	$278,085	$21,831	$59,773	$81,605	$196,481
Global Growth HLS Fund	$99,490	$6,328	$36,210	$42,538	$56,952
Growth Opportunities HLS Fund	$436,536	$22,129	$215,245	$237,374	$199,162
Healthcare HLS Fund	$130,821	$6,931	$61,505	$68,437	$62,384
High Yield HLS Fund	$0	$0	$0	$0	$0
International Opportunities HLS Fund	$632,275	$39,954	$232,739	$272,693	$359,582
MidCap HLS Fund	$323,497	$21,591	$107,589	$129,180	$194,317
MidCap Growth HLS Fund	$26,523	$2,314	$3,386	$5,700	$20,823
MidCap Value HLS Fund	$41,705	$983	$31,878	$32,861	$8,844
Small Cap Growth HLS Fund	$1,225,247	$62,695	$598,294	$660,989	$564,257
Small Company HLS Fund	$181,458	$6,590	$115,556	$122,146	$59,312
Stock HLS Fund	$67,641	$6,175	$5,893	$12,068	$55,573
Total Return Bond HLS Fund	$147,330	$6,243	$84,913	$91,156	$56,175
Ultrashort Bond HLS Fund	$60,655	$1,342	$47,230	$48,572	$12,083
U.S. Government Securities HLS Fund	$11,328	$856	$2,773	$3,629	$7,700
Value HLS Fund	$76,678	$4,578	$30,902	$35,480	$41,198

During the Funds’ fiscal year ended December 31, 2019, the Funds did not pay separate cash collateral management fees, administrative fees, fees for indemnification, or other fees relating to the Funds’ securities lending activities that are not reflected above.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of an HLS Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time) on each day that the Exchange is open. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the HLS Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the HLS Fund’s NAV in accordance with applicable law. The net asset value for each class of

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shares is determined by dividing the value of that HLS Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the HLS Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

CAPITALIZATION AND VOTING RIGHTS

Capital Stock The Board of Directors for each Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify shares of the HLS Funds into one or more classes. The Directors of each Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page.

Share Classes Under each applicable HLS Fund’s multi-class plan, shares of each class of an HLS Fund represent an equal pro rata interest in that HLS Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses;” (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features.

Voting Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally.

Other Rights Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Information about the ownership of each class of each Fund’s shares by beneficial or record owners of the Fund and ownership of Fund shares by directors and officers as a group is found in Appendix B.

TAXES

Federal Tax Status of the HLS Funds

The following discussion of the federal tax status of the HLS Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. Each HLS Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code, and to qualify as a regulated investment company each year. If an HLS Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains); and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Companies intend each HLS Fund to do, then under the provisions of Subchapter M, the HLS Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

An HLS Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the HLS Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the HLS Fund’s taxable year, (a) at least 50% of the value of the HLS Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

Unless seed capital exceeds the amounts specified in the Code, the HLS Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year, if the HLS Funds’ only shareholders are segregated asset accounts of life insurance companies supporting variable

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life insurance contracts or variable annuity contracts, certain qualified retirement plans and certain tax-exempt entities. If the HLS Funds are subject to the 4% federal excise tax, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether an HLS Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds which meets certain additional requirements. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives. In addition, certain HLS Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If HLS Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected HLS Funds may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for contract owners with premiums allocated to the affected HLS Funds.

The 817(h) requirements place certain limitations on the percentage of assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to how much of each HLS Fund’s assets may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

no more than 55% of an HLS Fund’s total assets may be represented by any one investment;
no more than 70% by any two investments;
no more than 80% by any three investments; and
no more than 90% by any four investments.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds’ assets to be invested within various countries is not now known. The Companies intend that the HLS Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not able to claim a foreign tax credit or deduction for these foreign taxes.

Any gains derived from short sales will generally be taxed as short-term capital gains that would be taxed to shareholders on distributions as ordinary income.

An HLS Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. The Companies seek to monitor transactions of each HLS Fund, seek to make the appropriate tax elections on behalf of the HLS Fund and seek to make the appropriate entries in the HLS Fund’s books and records when the HLS Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

If, for any taxable year, an HLS Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of

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variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the HLS Funds’ investment adviser and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund’s investment sub-adviser might otherwise select.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

As of December 31, 2019, the Funds had the following capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. The Funds are generally permitted to carry forward capital losses for an unlimited period.

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
High Yield HLS Fund	$1,669,478	$17,764,955
International Opportunities HLS Fund	$18,338,539	$4,457,654
Ultrashort Bond HLS Fund	$96,680	$481,114
U.S. Government Securities HLS Fund	$472,755	$26,241,927

If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that HLS Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders. The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the HLS Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.

The Funds that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Funds incurring foreign taxes will elect to pass-through allowable foreign tax credits. With respect to Fund shares held by insurance company separate accounts, the benefits, which may be potentially material, of these reports and elections will inure only to the applicable insurance company and will not be shared with the contract holders.

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Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and pension or retirement plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectus for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

CUSTODIAN

Portfolio securities of each HLS Fund are held pursuant to a Custodian Agreement between each Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.

DISTRIBUTOR

Hartford Funds Distributors, LLC (“HFD”), 690 Lee Road, Wayne, PA 19087, an affiliate of HFMC, acts as the HLS Funds’ distributor.

INDEPENDENT REGISTERED P UBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Companies’ Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2019. Ernst & Young LLP is located at One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103. PricewaterhouseCoopers LLP has been appointed to serve as the Funds’ Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2020. PricewaterhouseCoopers LLP is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

Each HLS Fund, HFMC, HFD and the sub-adviser have each adopted a code of ethics designed to protect the interests of each HLS Fund’s shareholders. Under each code of ethics, personnel subject to the code are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The audited financial statements of each HLS Fund for the fiscal year ended December 31, 2019, together with the notes thereto, and the report of Ernst & Young LLP, are incorporated by reference from the HLS Funds’ Annual Report for the fiscal year ended December 31, 2019 into this SAI (meaning such document is legally a part of this SAI) and are on file with the SEC. The Annual Report for series of Hartford Series Fund, Inc. is available on the SEC website at http://www.sec.gov/Archives/edgar/data/1053425/000119312520064092/d791974dncsr.htm. The Annual Report for the series of Hartford HLS Series Fund II, Inc. is available on the SEC website at http://www.sec.gov/Archives/edgar/data/790558/000119312520064102/d791966dncsr.htm. The HLS Funds’ Annual Report and Semi-Annual Report are available without charge by calling the Funds at 1-888-843-7824 or by visiting the HLS Funds’ website at hartfordfunds.com or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICY AND PROCEDURES

The Board of each Company believes that the voting of proxies with respect to securities held by each HLS Fund is an important element of the overall investment process. Pursuant to the HLS Funds’ Policy Related to Proxy Voting, as approved by the Board of each Company, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to each sub-advised HLS Fund’s portfolio securities, subject to oversight by HFMC. The sub-adviser’s exercise of this delegated proxy voting authority is subject to oversight by the HLS Funds’ investment manager. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the HLS Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest. If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security. For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.” In addition, if a sub-adviser requests that HFMC vote a proxy in any Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, HFMC may vote such securities. HFMC may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary. The policies and procedures used by the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures as well as the HLS Funds’ voting records. For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to hartfordfunds.com. Information on how the HLS Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

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Wellington Management Company LLP

Global Proxy Policy and Procedures

INTRODUCTION

Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

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Material Conflict of Interest Identification and Resolution Processes

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Governance Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

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Wellington Management Company LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and seeks to vote each proposal so that the long-term effect of the vote will ultimately increase shareholder value for its clients. Because ethical considerations can have an impact on the long-term value of assets, Wellington Management’s voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Elect Directors. Case by Case.

Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management believes that a diverse board is in the best interest of shareholders, so Wellington Management considers board diversity as part of their assessment. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Declassify Board of Directors. For.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director and Officer Indemnification. For.

Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For.

Wellington Management believes that boards are best-positioned to represent shareholders’ interests when they have a sufficient quantity of independent directors in the boardroom. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Expressing Wellington Management’s support for these levels of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence. To determine the appropriate minimum level of board independence, Wellington Management looks to the prevailing market best practice — for example, one-third independent in Japan, two-thirds independent in the US, and majority independent in the UK and France.

Require Key Board Committees to be Independent. For.

Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director (SP). For.

Approve Directors’ Fees. Case by Case.

Approve Bonuses for Retiring Directors. For.

Approve Board Size. For.

Elect Supervisory Board/Corporate Assembly/Statutory Auditors. Case by Case.

Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. Wellington Management holds supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.

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Majority Vote on Election of Directors (SP). For.

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Adopt Proxy Access. For.

Wellington Management generally supports proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, Wellington Management may vote against a proxy access proposal if it is shareholder-sponsored and it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms.

Contested Director Election. Case by Case

Compensation

Adopt/Amend Stock Option Plans. Case by Case.

While Wellington Management believes equity compensation helps align plan participants’ and shareholders’ interests, Wellington Management will vote against plans that Wellington Management finds excessively dilutive or costly. Additionally, Wellington Management will generally vote against plans that allow the company to reprice options without shareholder approval. Wellington Management will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.

Adopt/Amend Employee Stock Purchase Plans. Case by Case.

Wellington Management generally supports employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, Wellington Management typically votes against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.

Approve/Amend Bonus Plans. Case by Case.

In the US, bonus plans are customarily presented for shareholder approval pursuant to section 162(m) of the omnibus budget reconciliation act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails Wellington Management’s guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case by Case.

Approve Compensation Packages for Named Executive Officers. Case by Case.

Determine Whether the Compensation Vote Will Occur Every One, Two, or Three years. One Year

Exchange Underwater Options. Case by Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case by Case.

Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Approve Golden Parachute Arrangements in Connection With Certain Corporate Transactions. Case by Case

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Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case by Case.

Wellington Management believes that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where Wellington Management feels the board has already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.

Adopt a Clawback Policy. Case By Case.

Wellington Management believes that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, Wellington Management may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case by Case.

Wellington Management follows the guidelines established by the public company accounting oversight board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case by Case.

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

As an exception, Wellington Management may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case by Case.

Also known as poison pills, Wellington Management believes these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, Wellington Management recognizes that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Consequently, Wellington Management may support plans that include:

•	Shareholder approval requirement
•	Sunset provision
•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote)

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in Wellington Management’s assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case by Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Establish Right to Call a Special Meeting. For.

A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.

Establish the right to act by written consent (SP). Case by Case.

Wellington Management will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case by Case.

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As an exception, Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Increase Authorized Common Stock. Case by Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized, so long as the new authority respects preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition. Case by Case.

Approve Technical Amendments to Charter. Case by Case.

Opt Out of State Takeover Statutes. For.

Eliminate Multiclass Voting Structure (SP). For.

Wellington Management believes that shareholders’ voting power should be reflected by their economic stake in a company.

Capital Structure

Authorize Share Repurchase. For.

Approve Stock Splits. Case by Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized but unissued shares.

Approve Recapitalization/Restructuring. Case by Case.

Issue Stock with or without Preemptive Rights. Case by Case.

Issue Debt Instruments. Case by Case.

Environmental and Social Issues. Case by Case

Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. Wellington Management supports these proposals in situations where Wellington Management believes that doing so will improve the prospects for long-term success of a company and investment returns. For example, Wellington Management generally supports proposals focused on improved assessment and disclosure of climate risks when Wellington Management believes they may be material to a company’s long-term performance and management has not sufficiently addressed them. At a minimum, Wellington Management expects companies to comply with applicable laws and regulations with regards to environmental and social standards.

Miscellaneous

Approve Other Business. Against.

Approve Re-incorporation. Case by Case.

Approve Third-Party Transactions. Case by Case.

13 March 2019

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APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by Standard & Poor’s Global Ratings Services (“S&P Global Ratings”) or Ba by Moody’s Investor Services, Inc. (“Moody’s”) and BB by S&P Global Ratings but B by Fitch, Inc. (“Fitch”)), the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.

LONG-TERM CREDIT RATINGS

MOODY’S

Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B –– Obligations rated B are considered speculative and are subject to high credit risk.

Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P GLOBAL RATINGS

AAA –– An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

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CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

SHORT-TERM CREDIT RATINGS

MOODY’S

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P GLOBAL RATINGS

A-1 –– A short-term obligation rated ‘A–1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 –– A short-term obligation rated ‘A–2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 –– A short-term obligation rated ‘A–3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B –– A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C –– A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D –– A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

RATING OF MUNICIPAL OBLIGATIONS

S&P GLOBAL RATINGS

MUNICIPAL NOTES

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings are as follows:

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SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S

SHORT-TERM OBLIGATION RATINGS

Moody’s uses the Municipal Investment Grade (MIG) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DUAL RATINGS

S&P Global Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

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INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH

International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure, project finance and public finance. IDRs opine on an entity's relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange;
d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD' ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default on a bond, loan or other material financial obligation but
b.	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and
c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;
ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
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iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D' ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Within rating categories, Fitch may use modifiers. The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Within rating categories, Fitch may use modifiers. The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.

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APPENDIX B

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of March 20, 2020, to the knowledge of each Company’s management, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of March 20, 2020, to the knowledge of a Fund, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund Name/Shareholder	Class IA	Class IB	Class IC
BALANCED HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	9.21%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	43.75%	72.82%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	32.02%	25.67%
CAPITAL APPRECIATION HLS FUND
AXA EQUITABLE LIFE SEPARATE NEW YORK NY			57.99%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		7.47%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	9.50%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	10.94%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	41.85%	66.54%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	27.08%	24.93%
THE LINCOLN NATIONAL LIFE INS CO FORT WAYNE IN			40.02%
DISCIPLINED EQUITY HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT*	12.71%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	48.62%	76.14%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	21.21%	19.40%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	9.73%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	6.31%
DIVIDEND AND GROWTH HLS FUND
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		8.01%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	6.02%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVING WESTWOOD MA	10.51%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	9.52%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	42.56%	63.89%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	19.71%	23.54%
GLOBAL GROWTH HLS FUND
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		9.92%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	9.78%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	31.40%	69.51%
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Fund Name/Shareholder	Class IA	Class IB	Class IC
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	16.13%	18.64%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT*	21.07%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	9.71%
GROWTH OPPORTUNITIES HLS FUND
AXA EQUITABLE LIFE SEPARATE NEW YORK NY			100.00%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		13.01%
NATIONAL FINANCIAL SERVICES LLC FBO THE EXCL BENEFIT OF OUR CUST JERSEY CITY NJ	12.43%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	7.13%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	22.72%	58.77%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	10.53%	15.82%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	29.15%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT*	14.72%
HEALTHCARE HLS FUND
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		29.65%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	39.18%
RELIANCE TRUST COMPANY CUST FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA	15.50%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	20.47%	54.86%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	15.32%	9.61%
HIGH YIELD HLS FUND
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		5.06%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	10.92%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	53.26%	77.16%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	26.98%	16.58%
INTERNATIONAL OPPORTUNITIES HLS FUND
CHARLES SCHWAB BANK FBO ALLSCRIPTS RETIREMENT PHOENIX AZ		16.85%
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS C OVINGTON KY	11.13%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	6.68%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVING WESTWOOD MA	9.61%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	8.22%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	26.61%	64.55%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	13.59%	16.29%
MIDCAP HLS FUND
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS COVINGTON KY	13.46%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		40.66%
92

Fund Name/Shareholder	Class IA	Class IB	Class IC
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	11.72%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMT PLANS COLUMBUS OH	6.37%
STATE STREET BANK AND TRUST AS TRUSTEE FBO ALLY FINANCIAL INC QUINCY MA	5.34%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVING WESTWOOD MA	6.36%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	7.09%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	10.86%	37.22%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	6.97%	7.37%
MIDCAP GROWTH HLS FUND
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	43.28%	77.58%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	21.90%	22.42%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT*	20.26%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	13.42%
MIDCAP VALUE HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	9.30%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	44.18%	79.64%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	27.12%	20.36%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	11.31%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	7.02%
SMALL CAP GROWTH HLS FUND
MAC & CO ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA		44.58%
MERRILL LYNCH FBO RETIREMENT PLANS JACKSONVILLE FL	15.71%
NATIONAL FINANCIAL SERVICES LLC FBO THE EXCL BENEFIT OF OUR CUST JERSEY CITY NJ*	39.50%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	8.83%	10.55%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	5.42%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	10.60%
VOYA INSTITUTIONAL TRUST COMPANY AS CUST FOR CITY OF LOS ANGELES LOS ANGELES CA		35.93%
SMALL COMPANY HLS FUND
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS COVINGTON KY*	35.09%
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		16.92%
HARTFORD LIFE INS CO SEPARATE ACCT GOVT NON REG HARTFORD CT	9.89%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	11.10%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	25.58%	56.21%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	13.90%	23.73%
93

Fund Name/Shareholder	Class IA	Class IB	Class IC
STOCK HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	13.58%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	39.24%	68.32%
TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCNT ILIF REG HARTFORD CT	5.15%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	29.43%	27.81%
TOTAL RETURN BOND HLS FUND
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		6.89%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVING WESTWOOD MA	7.61%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	9.79%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	50.01%	62.43%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	19.96%	27.63%
ULTRASHORT BOND HLS FUND
HARTFORD LIFE INS CO SEPARATE ACCT CORP NON REG HARTFORD CT		26.20%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	16.34%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	49.00%	50.97%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	22.26%	18.98%
U.S. GOVERNMENT SECURITIES HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	6.46%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	49.93%	79.87%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	32.07%	20.13%
VALUE HLS FUND
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS COVINGTON KY	12.60%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY HARTFORD CT	5.28%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	43.02%	77.37%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	20.09%	17.63%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	7.34%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	5.12%

* May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund.

HLSSAI0520

94

HARTFORD SERIES FUND, INC.

PART C

OTHER INFORMATION

Item 28.	Exhibits

	a.(i)	Articles of Restatement, dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 78 filed on February 14, 2011)

	a.(ii)	Articles Supplementary, dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 79 filed on April 29, 2011)

	a.(iii)	Articles of Amendment, dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 92 filed on April 27, 2012)

	a.(iv)	Articles of Amendment, dated June 27, 2012 (incorporated by reference to Post-Effective Amendment No. 99 filed on February 15, 2013)
	a.(v)	Articles of Amendment, dated October 10, 2013 (incorporated by reference to Post-Effective Amendment No. 112 filed on April 18, 2014)
	a.(vi)	Articles Supplementary, dated April 15, 2014 (incorporated by reference to Post-Effective Amendment No. 112 filed on April 18, 2014)
	a.(vii)	Articles Supplementary, dated August 10, 2016 (incorporated by reference to Post-Effective Amendment No. 123 filed on April 11, 2017)
	a.(viii)	Articles of Amendment, dated October 4, 2018 (incorporated by reference to Post-Effective Amendment No. 127 filed on April 12, 2019)
	b.	Amended and Restated Bylaws, dated May 2, 2017 (incorporated by reference to Post-Effective Amendment No. 125 filed on April 16, 2018)

	c.	Not Applicable

	d.(i).a	Investment Management Agreement between Hartford Funds Management Company, LLC, the Registrant and Hartford HLS Series Fund II, Inc., dated March 14, 2016 (incorporated by reference to Post-Effective Amendment No. 123 filed on April 11, 2017)

	d.(i).b	Schedules A and B to the Investment Management Agreement (filed herewith)

	d.(i).c	Amended and Restated Investment Management Fee Waiver Agreement for Hartford High Yield HLS Fund, Hartford Balanced HLS Fund and Hartford MidCap Value HLS Fund, dated January 1, 2020 (filed herewith)

	d.(ii)	Sub-Advisory Agreement with Wellington Management Company LLP, dated August 2, 2017 (incorporated by reference to Post-Effective Amendment No. 125 filed on April 16, 2018)

	e.(i).a	Form of Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 112 filed on April 18, 2014)

	e.(i).b	Amendment Number 1 to Principal Underwriting Agreement, dated August 6, 2014 (incorporated by reference to Post-Effective Amendment No. 118 filed on April 10, 2015)

	e.(i).c	Amendment Number 2 to Principal Underwriting Agreement, dated October 20, 2014 (incorporated by reference to Post-Effective Amendment No. 118 filed on April 10, 2015)

	e.(i).d	Amendment Number 3 to Principal Underwriting Agreement, dated March 30, 2016 (incorporated by reference to Post-Effective Amendment No. 121 filed on April 5, 2016)

	e.(i).e	Form of Amendment Number 4 to Principal Underwriting Agreement (filed herewith)

e.(ii).a	Form of Selling Agreement (incorporated by reference to Post-Effective Amendment No. 125 filed on April 16, 2018)

e.(ii).b	Form of Participation Agreement (incorporated by reference to Post-Effective Amendment No. 127 filed on April 12, 2019)

f.	Not Applicable

g.	Custodian Agreement with State Street Bank and Trust Company, December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 118 filed on April 10, 2015)

g.(i)	Amendment Number 1 to the Custodian Agreement, dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 127 filed on April 12, 2019)

g.(ii)	Amendment Number 2 to the Custodian Agreement, dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 127 filed on April 12, 2019)

h.(i)	Amended and Restated Share Purchase Agreement – Hartford Life Insurance Company, dated April 21, 2003 (incorporated by reference to Post-Effective Amendment No. 20 filed on April 30, 2003)

h.(ii)	Amended and Restated Share Purchase Agreement – Hartford Life and Annuity Insurance Company, dated April 21, 2003 (incorporated by reference to Post-Effective Amendment No. 20 filed on April 30, 2003)

h.(iii)	Share Purchase Agreement – First Fortis Life Insurance Company, dated May 1, 2003 (incorporated by reference to Post-Effective Amendment No. 25 filed on August 12, 2003)

h.(iv)	Share Purchase Agreement – Fortis Benefits Insurance Company, dated May 1, 2003 (incorporated by reference to Post-Effective Amendment No. 25 filed on August 12, 2003)

h.(v)	Transfer Agency and Service Agreement between the Registrant and Hartford HLS Series Fund II, Inc. and Hartford Administrative Services Company, dated December 1, 2014 (incorporated by reference to Post-Effective Amendment No. 118 filed on April 10, 2015)

h.(vi).a	Fund Accounting Agreement, dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 118 filed on April 10, 2015)

h.(vi).b	Amendment One to Fund Accounting Agreement, dated May 29, 2015 (incorporated by reference to Post-Effective Amendment No. 121 filed on April 5, 2016)

h.(vi).c	Amendment Two to Fund Accounting Agreement, dated December 21, 2015 (incorporated by reference to Post-Effective Amendment No. 121 filed on April 5, 2016)

h.(vi).d	Amendment Three to Fund Accounting Agreement, dated February 29, 2016 (incorporated by reference to Post-Effective Amendment No. 121 filed on April 5, 2016)

h.(vi).e	Amendment Six to Fund Accounting Agreement, dated February 24, 2017 (incorporated by reference to Post-Effective Amendment No. 123 filed on April 11, 2017)

h.(vi).f	Amendment Seven to Fund Accounting Agreement, dated November 16, 2017 (incorporated by reference to Post-Effective Amendment No. 127 filed on April 12, 2019)

h.(vi).g	Amendment Eight to Fund Accounting Agreement, dated March 1, 2019 (incorporated by reference to Post-Effective Amendment No. 127 filed on April 12, 2019)

h.(vi).h	Amendment Nine to Fund Accounting Agreement, dated May 29, 2019 (filed herewith)

h.(vi).i	Form of Amendment Ten to Fund Accounting Agreement (filed herewith)

h.(vi).j	Form of Amendment Eleven to Fund Accounting Agreement (filed herewith)

h.(vii)	Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A., dated October 1, 2019 (filed herewith)

i.	Opinion and Consent of Counsel (filed herewith)

j.	Consent of Independent Registered Public Accounting Firm (filed herewith)

k.	Not Applicable

l.	Not Applicable

m.(i)	Amended and Restated Rule 12b-1 Distribution Plan related to Class IB Shares, dated October 20, 2014 (incorporated by reference to Post-Effective Amendment No. 118 filed on April 10, 2015)

m.(ii)	Rule 12b-1 Distribution Plan related to Class IC Shares, dated February 5, 2014 (incorporated by reference to Post-Effective Amendment No. 112 filed on April 18, 2014)

n.	Amended and Restated Plan Pursuant to Rule 18f-3, dated February 5, 2014 (incorporated by reference to Post-Effective Amendment No. 118 filed on April 10, 2015)

o.	Not Applicable

p.(i)	Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds, dated August 7, 2019 (filed herewith)

p.(ii)	Code of Ethics of Wellington Management Company LLP dated April 30, 2017 (incorporated by reference to Post-Effective Amendment No. 127 filed on April 12, 2019)

q.	Power of Attorney dated February 4, 2020 (filed herewith)

Item 29.	Persons Controlled by or Under Common Control with Registrant

N/A

Item 30.	Indemnification

The relevant portion of Article V of the Articles of Restatement provides:

(f) The Registrant shall indemnify (i) its directors and officers, whether serving the Registrant or at its request any other entity, to the full extent required or permitted by the Maryland General Corporation Law and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Registrant or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i) ,or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Section (g) under Article V of the Articles of Restatement states To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Registrant shall be personally liable to the Registrant or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Registrant or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant’s various agreements with its service providers provide for indemnification.

Item 31.	Business and Other Connections of Investment Adviser

Hartford Funds Management Company, LLC (“HFMC”) serves as investment manager to each series of the Registrant. The executive officers of HFMC are listed in the investment adviser registration on Form ADV for HFMC (File No. 801-77209) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.

Name	Position with HFMC(1)	Other Business
James E. Davey	Senior Managing Director, Chairman of the Board, President and Manager	Executive Vice President of The Hartford Financial Services Group, Inc.(2) (“The Hartford”); Senior Managing Director, Chairman of the Board and Manager of Hartford Funds Distributors, LLC(3) (“HFD”); President, Senior Managing Director, Director and Chairman of the Board of Hartford Administrative Services Company(4) (“HASCO”); President, Director, Chairman and Senior Managing Director of the Hartford Funds Management Group, Inc.(5) (“HFMG”); and President, Chairman of the Board and Manager of Lattice Strategies LLC(6) (“Lattice”)
Gregory A. Frost	Managing Director, Chief Financial Officer and Manager	Director, Managing Director and Chief Financial Officer of HASCO; Manager, Managing Director and Chief Financial Officer of HFD; Managing Director and Chief Financial Officer of HFMG; and Chief Financial Officer, Assistant Treasurer and Manager of Lattice

Name	Position with HFMC(1)	Other Business
Walter F. Garger	Secretary, Managing Director and General Counsel	Secretary, Managing Director and General Counsel of HFD, HASCO and HFMG; and Secretary and General Counsel of Lattice
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Executive Vice President of HASCO, HFD and HFMG; and Executive Vice President and Chief Compliance Officer of Lattice
Vernon J. Meyer	Chief Investment Officer and Managing Director	Managing Director of HFMG; and Senior Vice President – Investments of Lattice
Anita Baldwin	Vice President	Vice President of HFMG
Jeffrey T. Coghan	Senior Vice President	Senior Vice President of HFD and HFMG
Amy N. Furlong	Vice President and Assistant Treasurer	Vice President of HFMG
Allison Z. Mortensen	Vice President	Vice President of HFMG
Christopher Morvant	Vice President	None
Shannon O’Neill	Vice President and Controller	Vice President and Controller of HASCO and HFMG; Financial and Operations Principal, Vice President and Controller of HFD
Robert J. Ward	Vice President, Chief Cybersecurity and Business Continuity Officer	None
Eapen A. Chandy	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer of HASCO, HFD, HFMG, Lattice, Hartford Investment Management Company(7) (“HIMCO”), and The Hartford
Michael R. Chesman	Senior Vice President and Director of Taxes	Director of Taxes and Senior Vice President of HASCO, HFD, HFMG, HIMCO, Lattice, and The Hartford
Michael J. Fixer	Assistant Vice President and Assistant Treasurer	Assistant Treasurer and Assistant Vice President of HASCO, HFD, HFMG, Lattice, and The Hartford
Audrey E. Hayden	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice
Kathleen E. Jorens	Treasurer	Treasurer of HASCO, HFMG and Lattice; Treasurer and Senior Vice President of HIMCO and The Hartford; Senior Vice President and RPG Business Line Principal of HFD
Elizabeth L. Kemp	Assistant Secretary	Assistant Secretary of HFD, HFMG, HIMCO, and Lattice
Timothy M. Ligay	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice
Gissell Martinez	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice
Keith R. Percy	Vice President	Vice President of HASCO, HFD, HFMG, HIMCO, and Lattice
Holly P. Seitz	Assistant Secretary	Assistant Secretary of HASCO, HFD, HFMG, HIMCO, and Lattice
Terence Shields	Assistant Secretary	Assistant Secretary of HFD, HFMG, and Lattice; and Vice President and Assistant Corporate Secretary of The Hartford
(1)	The principal business address for HFMC is 690 Lee Road, Wayne, PA 19087.
(2)	The principal business address for The Hartford is One Hartford Plaza, Hartford, CT 06155.
(3)	The principal business address for HFD is 690 Lee Road, Wayne, PA 19087.
(4)	The principal business address for HASCO is 690 Lee Road, Wayne, PA 19087.
(5)	The principal business address for HFMG is 690 Lee Road, Wayne, PA 19087.
(6)	The principal business address for Lattice is 690 Lee Road, Wayne, PA 19087.
(7)	The principal business address for HIMCO is One Hartford Plaza, Hartford, CT 06155.

Wellington Management Company LLP (“Wellington Management”) serves as sub-adviser to certain series of the Registrant. The executive officers of Wellington Management are listed in the investment adviser registration on Form ADV for Wellington Management (File No. 801-15908) and are hereby incorporated herein by reference thereto. The directors and officers of Wellington Management have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of Wellington Management or certain of its corporate affiliates.

Item 32.	Principal Underwriters

(a)	Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each series of the Registrant and is an indirect subsidiary of The Hartford. HFD is also the principal underwriter for the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford HLS Series Fund II, Inc. and Hartford Schroders Opportunistic Income Fund.

(b)	The directors and principal officers of HFD and their positions with the Registrant are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
John F. Brennan	Senior Vice President	None
Eapen A. Chandy**	Assistant Vice President and Assistant Treasurer	None
Michael R. Chesman**	Director of Taxes and Senior Vice President	None
Jeffrey T. Coghan	Senior Vice President	None
James E. Davey	Chairman of the Board, Senior Managing Director and Manager	Director, President and Chief Executive Officer
Andrew S. Decker	AML Officer	AML Compliance Officer
Michael J. Fixer**	Assistant Vice President and Assistant Treasurer	None
Gregory A. Frost	Chief Financial Officer, Managing Director and Manager	None
Walter F. Garger	General Counsel, Managing Director and Secretary	Chief Legal Officer
Audrey E. Hayden**	Assistant Secretary	None
David S. Hescheles	Senior Vice President	None
Lucinda Hottenstein	Assistant Vice President	None
Keraya S. Jefferson	Chief Compliance Officer and Vice President	None
Kathleen E. Jorens**	Senior Vice President / RPG Business Line Principal	None
Elizabeth L. Kemp**	Assistant Secretary	None
Timothy M. Ligay**	Assistant Secretary	None
Gissell Martinez**	Assistant Secretary	None
Joseph G. Melcher	Executive Vice President	Vice President and Chief Compliance Officer
Shannon O’Neill	Controller, Vice President and Financial and Operations Principal (FINOP)	None
Keith R. Percy**	Vice President	None
Holly P. Seitz**	Assistant Secretary	None
Terence Shields**	Assistant Secretary	None
Martin A. Swanson	President, Chief Executive Officer, Chief Marketing Officer, and Managing Director	None

* Unless otherwise indicated, principal business address is 690 Lee Road, Wayne, PA 19087.

** Principal business address is One Hartford Plaza, Hartford, CT 06115.

(c)	Not Applicable

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant’s custodian, sub-administrator, and sub-fund accounting agent, State Street Bank and Trust Company,  One Lincoln Street, Boston, Massachusetts, 02111, the Registrant’s transfer agent, Hartford Administrative Services Company, 690 Lee Road, Wayne, PA 19087, the Registrant’s investment manager, Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, PA 19087, and sub-transfer agent, DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA, 02169.  The Registrant’s corporate records are maintained at Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, PA 19087 and its financial ledgers are maintained at State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wayne, and Commonwealth of Pennsylvania, on the 15th day of April 2020.

HARTFORD SERIES FUND, INC.

By:   /s/ James E. Davey*

James E. Davey

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey*	Director, President and Chief Executive Officer	April 15, 2020
James E. Davey

/s/ Amy N. Furlong*	Treasurer	April 15, 2020
Amy N. Furlong	(Principal Financial Officer and Principal Accounting Officer)

/s/ Lynn S. Birdsong*	Chairman of the Board and Director	April 15, 2020
Lynn S. Birdsong

/s/ Hilary E. Ackermann*	Director	April 15, 2020
Hilary E. Ackermann

/s/ Robin C. Beery*	Director	April 15, 2020
Robin C. Beery

/s/ Christine R. Detrick*	Director	April 15, 2020
Christine R. Detrick

/s/ Duane E. Hill*	Director	April 15, 2020
Duane E. Hill

/s/ Lemma W. Senbet*	Director	April 15, 2020
Lemma W. Senbet

/s/ David Sung*	Director	April 15, 2020
David Sung

*By:	/s/ Thomas R. Phillips	April 15, 2020
Thomas R. Phillips, Attorney-In-Fact
(Pursuant to Power of Attorney (filed herewith))

Exhibit Index
Exhibit No.	Description
d.(i).b	Schedules A and B to the Investment Management Agreement
d.(i).c	Amended and Restated Investment Management Fee Waiver Agreement for Hartford High Yield HLS Fund, Hartford Balanced HLS Fund and Hartford MidCap Value HLS Fund, dated January 1, 2020
e.(i).e	Form of Amendment Number 4 to Principal Underwriting Agreement
h.(vi).h	Amendment Nine to Fund Accounting Agreement, dated May 29, 2019
h.(vi).i	Form of Amendment Ten to Fund Accounting Agreement
h.(vi).j	Form of Amendment Eleven to Fund Accounting Agreement
h.(vii)	Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A., dated October 1, 2019
i.	Opinion and Consent of Counsel
j.	Consent of Independent Registered Public Accounting Firm
p.(i)	Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds, dated August 7, 2019
q.	Power of Attorney dated February 4, 2020